Exhibit 10.1

EXECUTION VERSION

AMENDMENT AGREEMENT dated as of March 1, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of December 1, 2006, as amended and restated as of February 28, 2012 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Second Amended and Restated Credit Agreement”), among FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), FREESCALE SEMICONDUCTOR HOLDINGS V, INC., a Delaware corporation (“Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD., a Bermuda exempted limited liability company (“Foreign Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS III, LTD., a Bermuda exempted limited liability company (“Parent”), the LENDERS (as defined in Article I of the Second Amended and Restated Credit Agreement) from time to time party thereto and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), as Swing Line Lender and as L/C Issuer.

A. Pursuant to the Second Amended and Restated Credit Agreement, the Lenders have extended credit to the Borrower.

B. Pursuant to Section 2.14 of the Second Amended and Restated Credit Agreement, (i) the Borrower may request Specified Incremental Term Loans by giving written notice of such request to the Administrative Agent, (ii) the Borrower has given such a written notice to the Administrative Agent for Specified Incremental Term Loans in an aggregate principal amount of $2,741,000,000, consisting of (a) a new Class of term loans in an aggregate principal amount of $350,000,000 (the “Tranche B-3 Term Loans”) and (b) a new Class of term loans in an aggregate principal amount of $2,391,000,000 the “Tranche B-4 Term Loans” and, together with the Tranche B-3 Term Loans, the “New Term Loans”), in each case, having the terms, and subject to the conditions, set forth herein and in the Third Amended and Restated Credit Agreement (as defined in Section 1 hereof) and (iii) the Borrower has requested that (a) the persons set forth on Schedule 1 hereto and identified as “Tranche B-3 Term Lenders” (the “Tranche B-3 Term Lenders”) commit to make the Tranche B-3 Term Loans on the Third Restatement Effective Date (as defined in Section 4 hereof) and (b) the persons set forth on Schedule 1 hereto and identified as “Tranche B-4 Term Lenders” (the “Tranche B-4 Term Lenders” and, together with the Tranche B-3 Term Lenders, the “New Term Lenders”) commit to make Tranche B-4 Term Loans on the Third Restatement Effective Date. The proceeds of the New Term Loans will be used to repay in full all outstanding Tranche B-1 Term Loans and Tranche B-2 Term Loans (collectively, the “Existing Term Loans”) under the Second Amended and Restated Credit Agreement, together with accrued and unpaid interest thereon, and to pay fees and expenses related to the transactions contemplated by this Amendment and the Third Amended and Restated Credit Agreement.

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C. In connection with the foregoing, the Borrower has requested that, immediately following the making of the New Term Loans and the Loan Repayment (as defined in Section 1 hereof), the Required Lenders (as defined in the Second Amended and Restated Credit Agreement) agree to amend and restate the Second Amended and Restated Credit Agreement to be in the form of Exhibit A hereto, in order to provide for the terms of the New Term Loans and for certain other amendments to the terms thereof as further set forth therein.

D. (i) The New Term Lenders are willing to make the New Term Loans to the Borrower on the Third Restatement Effective Date and (ii) the Required Lenders (determined immediately following the making of the New Term Loans and the Loan Repayment) are willing to agree to the amendments to the Second Amended and Restated Credit Agreement provided for herein, in each case on the terms set forth herein and in the Third Amended and Restated Credit Agreement and subject to the conditions set forth herein and therein.

E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Third Amended and Restated Credit Agreement or, if not defined therein, in the Second Amended and Restated Credit Agreement. The provisions of Section 1.02 of the Second Amended and Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Making of New Term Loans; Loan Repayment; Amendment and Restatement. (a) (i) Subject to the terms and conditions set forth herein and in the Third Amended and Restated Credit Agreement, (A) each Tranche B-3 Term Lender severally agrees to make to the Borrower, on the Third Restatement Effective Date, a Tranche B-3 Term Loan denominated in Dollars, in a principal amount equal to the amount set forth next to such Tranche B-3 Term Lender’s name on Schedule 1 (the “Tranche B-3 Term Loan Commitments”) and (B) each Tranche B-4 Term Lender severally agrees to make to the Borrower, on the Third Restatement Effective Date, a Tranche B-4 Term Loan denominated in Dollars, in a principal amount equal to the amount set forth next to such Tranche B-4 Term Lender’s name on Schedule 1 (the “Tranche B-4 Term Loan Commitments”). Amounts borrowed under this Section 1 and repaid or prepaid may not be reborrowed.

(ii)

The Tranche B-3 Term Loan Commitment of each Tranche B-3 Term Lender shall be automatically and permanently reduced to $0 upon the making of such Tranche B-3 Term Lender’s Tranche B-3 Term Loans pursuant to Section 1(a)(i) hereof. The Tranche B-4 Term Loan Commitment of each Tranche B-4 Term Lender shall be automatically and permanently reduced to $0 upon the making of such Tranche B-4 Term Lender’s Tranche B-4 Term Loans pursuant to Section 1(a)(i) hereof.

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(iii)

The proceeds of the New Term Loans are to be used by the Borrower solely for the purposes set forth in Recital B of this Amendment and as further set forth herein and in the Third Amended and Restated Credit Agreement.

(iv)	This Amendment shall constitute an “Incremental Amendment” for all purposes of the Second Amended and Restated Credit Agreement and the Third Amended and Restated Credit Agreement.

(b) (i) On the Third Restatement Effective Date, immediately following the making of the New Term Loans, the Borrower shall apply the proceeds thereof to prepay the Existing Term Loans in full, together with accrued and unpaid interest thereon, pursuant to Section 2.05(c) of the Second Amended and Restated Credit Agreement (such prepayment, the “Loan Repayment”).

(ii)

The parties hereto hereby agree that, notwithstanding anything herein to the contrary, the Borrower and the Required Lenders, as determined immediately prior to the making of the Tranche B-3 Term Loans and after giving effect to the making of the Tranche B-4 Term Loans and the application of proceeds thereof, shall be deemed to have consented to the immediate and automatic amendment and restatement of the second clause (b) of Section 2.14(a) of the Second Amended and Restated Credit Agreement to read as follows: “except with respect to the Tranche B-3 Term Loans (as defined in the Amendment Agreement dated as of March 1, 2013, among the Loan Parties, the Administrative Agent, the Collateral Agent, the Lenders party thereto, and the other Persons party thereto), shall not mature earlier than the Latest Maturity Date with respect to the Term Loans”.

(iii)

Upon the Borrower’s making of the Loan Repayment, each of the existing Lenders under the Second Amended and Restated Credit Agreement receiving such Loan Repayment shall, in its capacity as a Term Loan Lender in respect of such repaid Existing Term Loans, cease to be a party to the Second Amended and Restated Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights thereunder or under any other Loan Documents or any rights to or interest in any Collateral, in each case, in such capacity; provided, however, that such Lenders shall continue to be entitled to the benefits (in accordance with the Second Amended and Restated Credit Agreement) of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 of the Second Amended and Restated Credit Agreement as in effect immediately prior to the Third Restatement Effective Date.

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(c) Effective as of the Third Restatement Effective Date, immediately following the Loan Repayment, (i) the Second Amended and Restated Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A hereto (the Second Amended and Restated Credit Agreement, as so amended and restated, being referred to as the “Third Amended and Restated Credit Agreement”) and (ii) the Schedules and Exhibits attached to the Third Amended and Restated Credit Agreement hereby replace in their entirety the corresponding Schedules and Exhibits attached to the Second Amended and Restated Credit Agreement.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings, Foreign Holdings, the Borrower, Parent and each other Loan Party hereby represents and warrants to each of the Lenders (including the New Term Lenders) and the Administrative Agent that, as of the Third Restatement Effective Date: (i) this Amendment (A) has been duly authorized by all necessary corporate or other organizational and, if required, member or shareholder action of such Person, (B) has been duly executed and delivered by such Person and (C) constitutes a legal, valid and binding obligation of such Person enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (ii)(A) the representations and warranties set forth in Article V of the Third Amended and Restated Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the Third Restatement Effective Date, except (x) to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date and (y) that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects, subject to clause (x) above, on and as of such date and (B) after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 3. Other Agreements. Each New Term Lender hereby agrees with the Borrower and the Administrative Agent that: (i) such New Term Lender will deliver the tax forms and certificates required to be delivered by a Lender (including, if applicable to such New Term Lender, a Foreign Lender) under Section 10.15 of the Third Amended and Restated Credit Agreement, on or before the date such Lender becomes a New Term Lender under the Third Amended and Restated Credit Agreement and (ii) such New Term Lender has delivered or will promptly deliver to the Administrative Agent a completed Administrative Questionnaire.

SECTION 4. Effectiveness. Each of (i) this Amendment and (ii) (A) the obligations of each New Term Lender to make a New Term Loan hereunder and (B) the amendment and restatement of the Amended and Restated Credit Agreement (in the order set forth in Section 1 hereof) shall become effective as of the first date (such date being referred to as the “Third Restatement Effective Date”) that each of the following conditions shall have been satisfied or waived in accordance with the terms of the Second Amended and Restated Credit Agreement:

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(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) Foreign Holdings, (iii) the Borrower, (iv) Parent, (v) each Other Parent Guarantor, (vi) each other Guarantor, (vii) the Required Lenders (determined after the making of the New Term Loans and the Loan Repayment) and (viii) each New Term Lender;

(b) the Administrative Agent shall have received a Committed Loan Notice with respect to the New Term Loans, duly executed and delivered by the Borrower at least three Business Days prior to the Third Restatement Effective Date;

(c) the Administrative Agent shall have received a notice of prepayment with respect to the Existing Term Loans, duly executed and delivered by the Borrower at least three Business Days prior to the Third Restatement Effective Date;

(d) the Administrative Agent shall be satisfied that the Loan Repayment shall be consummated substantially concurrently with the funding of the New Term Loans on the Third Restatement Effective Date;

(e) the Administrative Agent shall have received documents and certificates relating to the organization, existence and good standing of each Loan Party and the authorization of the Loan Documents and transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(f) the Administrative Agent shall have received a customary certificate from the Chief Financial Officer of Parent certifying that Parent and its Subsidiaries, on a consolidated basis after giving effect to this Amendment and the transactions contemplated hereby on the Third Restatement Effective Date, are Solvent;

(g) the Administrative Agent shall have received a favorable legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent, the Swing Line Lender, each L/C Issuer and the Lenders, dated the Third Restatement Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;

(h) the Administrative Agent shall have received a favorable legal opinion of Conyers, Dill & Pearman Limited, counsel to the Loan Parties incorporated in Bermuda, addressed to the Lenders, the Administrative Agent, the Collateral Agent, the Swing Line Lender, each L/C Issuer and each arranger of this Amendment, dated the Third Restatement Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;

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(i) the representations and warranties of Holdings, Foreign Holdings, the Borrower, Parent and each other Loan Party set forth in Section 2 hereof shall be true and correct as of the Third Restatement Effective Date, and the Administrative Agent shall have received a certificate, dated the Third Restatement Effective Date and signed by a Responsible Officer or the chief executive officer of the Borrower, confirming the truth and correctness thereof, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(j) no Default shall exist, or would result from the proposed Borrowing of the New Term Loans or from the application of the proceeds thereof;

(k) the Administrative Agent shall have received a duly executed Perfection Certificate (as defined in the Security Agreement), dated as of the Third Restatement Effective Date, together with all attachments contemplated thereby (except those attachments required to be delivered pursuant to Section 9(c) below);

(l) the Administrative Agent shall have received all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(m) the arrangers of this Amendment shall have received payment of all fees payable in connection with this Amendment and the Administrative Agent and the arrangers of this Amendment shall have received all other amounts due and payable on or prior to the Third Restatement Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower in connection with, this Amendment.

The Administrative Agent shall notify the Borrower and the Lenders (including the New Term Lenders) of the Third Restatement Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Reaffirmation of Guaranty and Security. (a) Each Loan Party, by its signature below, hereby agrees that, notwithstanding the effectiveness of this Agreement and the Third Amended and Restated Credit Agreement, the Collateral Documents continue to be in full force and effect;

(b) each Loan Party, by its signature below, affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party, (ii) its guarantee of the secured Obligations and (iii) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Third Amended and Restated Credit Agreement and the other Loan Documents;

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(c) in addition to, and not in lieu of, any other Liens for the benefit of the New Term Lenders, as security for the payment or performance, as the case may be, in full of the Obligations, including the Guarantees, security interests are hereby granted by the following Grantors (as such term is defined in the Security Agreement) to the Collateral Agent (as such term is defined in the Third Amended and Restated Credit Agreement) in, all right, title or interest in or to any and all of the following Collateral, in each case whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest: (i) by each of the Grantors in the Pledged Collateral (as such term is defined in the Security Agreement) and (ii) by each of the Grantors other than Freescale Semiconductor Holdings IV, Ltd. in the Article 9 Collateral (as such term is defined in the Security Agreement); and

(d) each Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments of financing statements, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent in connection with this Agreement. Such financing statements may contain an indication or description of collateral that describes such property in any manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Collateral Agent in connection with this Agreement, including describing such property as “all assets” or “all personal property,” and “whether now owned or at any time hereafter acquired” or “now has or at any time in the future may acquire any right, title or interest.”

SECTION 6. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent, the Collateral Agent and the arrangers of this Amendment for their reasonable and documented out-of-pocket costs and expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 7. Non-Reliance on Administrative Agent. Each New Term Lender represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decisions to make its New Term Loans hereunder and enter into this Amendment. Each New Term Lender also represents that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this

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Amendment, the Third Amended and Restated Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates.

SECTION 8. Administrative Agent Consent. The Administrative Agent hereby agrees, for purposes of Section 2.14 of the Third Amended and Restated Credit Agreement, and without prejudice to or affecting Section 7 hereof, that (a) any of the terms of the New Term Loans provided in this Amendment and the Third Amended and Restated Credit Agreement, to the extent that such terms differ from those provided for Term Loans in the Amended and Restated Credit Agreement and the other Loan Documents, are reasonably acceptable to the Administrative Agent and (b) each New Term Lender which is not a Lender, an Affiliate of a Lender or an Approved Fund has been approved and consented to by the Administrative Agent.

SECTION 9. Post-Closing Undertakings With Respect to Collateral. (a) Within 45 days following the Third Restatement Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), the Borrower shall deliver to the Administrative Agent:

(i) a Mortgage (or, if reasonably acceptable to the Administrative Agent in its sole discretion, an amended and restated Mortgage) with respect to each Mortgaged Property in form and substance reasonable satisfactory to the Administrative Agent, together with evidence that such Mortgage (or amended and restated Mortgage) has been duly executed, acknowledged and delivered by a duly authorized officer of each party thereto on or before such date in a form suitable for filing and recording in the appropriate local filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create or modify a valid and subsisting perfected Lien on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing and recording taxes, if any, and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(ii) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies in form and substance, with endorsements that are not exclusive and in amounts not to exceed the fair market value of the Mortgaged Property and otherwise reasonably acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, it being agreed that Chicago Title Insurance Company is acceptable to the Administrative Agent, insuring the Mortgages (or amended and restated Mortgages) to be a first Lien on a pari passu basis with the mortgages securing the Specified Senior Secured Notes, free and clear of all defects and encumbrances, excepting only Liens permitted under the Credit Agreement and providing for such other affirmative insurance and such coinsurance and direct access reinsurance as the Administrative Agent may deem reasonably necessary or desirable and with respect to any property located in a state in which a zoning

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endorsement is not available or for which a zoning endorsement is not available (or for which a zoning endorsement is not available at a premium that is not excessive), a zoning compliance letter from the applicable municipality or a zoning report from Planning and Zoning Resources Corporation, in each case satisfactory to the Administrative Agent; provided, however, that with respect to any Mortgaged Property located in Arizona, the Borrower may deliver both a datedown and modification endorsement to the existing policy insuring such Mortgaged Property which, together, would provide for the same equivalent title insurance coverage.

(iii) either (x) a certification of no change for each existing survey covering a Mortgaged Property or (y) an update to each existing survey for which a certification is not available, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects reasonably acceptable to the Administrative Agent;

(iv) opinions of local counsel to the Loan Parties in each state in which any Mortgaged Property is located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings, in form and substance reasonably satisfactory to the Administrative Agent; and

(v) evidence that all fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgages, including, without limitation, reasonable attorneys’ fees, filing and recording fees, and mortgages taxes, if any, and title and survey fees.

(b) Within 60 days following the Third Restatement Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), the Borrower shall, or shall cause the applicable Loan Party to, deliver to the Administrative Agent and the Collateral Agent, with respect to each Collateral Document under the laws of any foreign jurisdiction, amendments, modifications or supplements to such Collateral Document and/or such additional Collateral Documents (and all related documents, including opinions of counsel, reasonably requested by the Administrative Agent) as may be necessary or appropriate, in the reasonable judgment of the Administrative Agent, to ensure that each such Collateral Document and the interest created thereby shall continue to apply for the benefit of all of the Obligations, including the Tranche B-3 Term Loans and the Tranche B-4 Term Loans.

(c) Within 10 Business Days following the Third Restatement Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), the Borrower shall deliver to the Administrative Agent schedules setting forth information with respect to the Patent Licenses, Trademark Licenses and Copyright Licenses (each as defined in the Intellectual Property Security Agreement) of each Grantor (as defined in the Security Agreement) consistent with that required to be delivered pursuant to the

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Perfection Certificate delivered in connection with the Closing Date, with such changes to such requirements as the Administrative Agent may agree in its sole discretion, and such schedules shall be affixed to, and shall constitute part of, the Perfection Certificate delivered on the Third Restatement Effective Date. In connection with the incorporation of such schedules into the Perfection Certificate, Section 12 thereof shall be amended to refer to and describe the information set forth on such schedules and, for the avoidance of doubt, from and after the date of such amendment, unless the context shall otherwise require, references to the Perfection Certificate in any Loan Document shall mean the Perfection Certificate as so amended.

SECTION 10. Joinder. From and after the Third Restatement Effective Date, each New Term Lender executing and delivering a signature page to this Amendment shall become a party to the Third Amended and Restated Credit Agreement and, except as specifically set forth herein or in the Third Amended and Restated Credit Agreement, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Agreement. The Agents may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 12. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT, EACH OTHER PARENT GUARANTOR, EACH GUARANTOR, EACH AGENT PARTY HERETO AND EACH LENDER (INCLUDING EACH NEW TERM LENDER) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT, EACH OTHER PARENT GUARANTOR, EACH

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GUARANTOR, EACH AGENT PARTY HERETO AND EACH LENDER (INCLUDING EACH NEW TERM LENDER) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 14. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 15. No Novation; Effect of Amendment. The parties hereto acknowledge and agree that (a) except as otherwise expressly provided herein with respect to the Loan Repayment, the Third Amended and Restated Credit Agreement and all other Loan Documents executed and delivered therewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Second Amended and Restated Credit Agreement and the other Loan Documents as in effect prior to the Third Restatement Effective Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement, the Third Amended and Restated Credit Agreement and the other Loan Documents and (c) the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all such Obligations. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Second Amended and Restated Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Second Amended and Restated Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Second Amended and Restated Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Second Amended and Restated Credit Agreement. After the date hereof, any reference to the Second Amended and Restated Credit Agreement shall mean the Second Amended and Restated Credit Agreement, as modified hereby.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

FREESCALE SEMICONDUCTOR, INC., as Borrower,

By:	/s/ David Stasse
Name: David Stasse
Title: Vice President and Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS V, INC., as Holdings,

By:	/s/ David Stasse
Name: David Stasse
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD., as Foreign Holdings,

By:	/s/ David Stasse
Name: David Stasse
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS III, LTD., as Parent,

By:	/s/ David Stasse
Name: David Stasse
Title: Treasurer

FREESCALE SEMICONDUCTOR, LTD., as an Other Parent Guarantor,

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS II, LTD., as an Other Parent Guarantor,

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Treasurer

SIGMATEL, LLC, as a Guarantor,

By:	Freescale Semiconductor, Inc., its sole member

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Vice President and Treasurer of the Sole Member

CITIBANK, N.A., as Administrative Agent, Collateral Agent, L/C Issuer, Tranche B-3 Term Lender and Tranche B-4 Term Lender,

By:	/s/ Matthew Burke
	Name:	Matthew Burke
	Title:	Vice President

Schedule 1

Commitments

Tranche B-3 Term Lender	Tranche B-3 Term Loan Commitment
CITIBANK, N.A.	$350,000,000
TOTAL	$350,000,000

Tranche B-4 Term Lender	Tranche B-4 Term Loan Commitment
CITIBANK, N.A.	$2,391,000,000
TOTAL	$2,391,000,000

EXHIBIT A

Third Amended and Restated Credit Agreement

(please see attached)

EXECUTION VERSION

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 1, 2013,

among

FREESCALE SEMICONDUCTOR, INC.,

as Borrower,

FREESCALE SEMICONDUCTOR HOLDINGS V, INC.,

as Holdings,

FREESCALE SEMICONDUCTOR HOLDINGS Iv, LTD.,

as Foreign Holdings,

FREESCALE SEMICONDUCTOR HOLDINGS III, LTD.,

as Parent,

CITIBANK, N.A.,

as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

CITIGROUP GLOBAL MARKETS INC.,

CREDIT SUISSE SECURITIES (USA) LLC,

DEUTSCHE BANK SECURITIES INC.

and

J.P. MORGAN SECURITIES LLC

as Joint Lead Arrangers and Joint Bookrunners

[CS&M 5865-480]

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SCHEDULES

I	Guarantors
1.01A	Certain Security Interests and Guarantees
1.01B	Unrestricted Subsidiaries
1.01C	Mandatory Cost
1.01D	Excluded Subsidiaries

2.01	Dollar Revolving Credit Commitment; Alternative Currency Revolving Credit Commitment
2.01(a)	Term Commitment
2.03(a)(ii)(B)	Certain Letters of Credit
5.05	Certain Liabilities
5.10	Taxes
5.11(a)	ERISA Compliance
5.12	Subsidiaries and Other Equity Investments
7.01(b)	Existing Liens
7.02(g)	Existing Investments
7.03(b)	Existing Indebtedness
7.05(k)	Dispositions
7.08	Transactions with Affiliates
7.09	Existing Restrictions
10.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

     Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Term Note
C-2	Dollar Revolving Credit Note
C-3	Alternative Currency Revolving Credit Note
D	Compliance Certificate
E-1	Assignment and Assumption
E-2	Borrower Purchase Assignment and Assumption
F	Guaranty
G	Security Agreement
H	[Reserved]
I	Intellectual Property Security Agreement
J-1	Specified Discount Prepayment Notice
J-2	Specified Discount Prepayment Response
J-3	Discount Range Prepayment Notice
J-4	Discount Range Prepayment Offer
J-5	Solicited Discounted Prepayment Notice
J-6	Solicited Discounted Prepayment Offer
J-7	Acceptance and Prepayment Notice
K-1	Form of U.S. Tax Compliance Certificate
K-2	Form of U.S. Tax Compliance Certificate
K-3	Form of U.S. Tax Compliance Certificate
K-4	Form of U.S. Tax Compliance Certificate

v

CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of March 1, 2013, among FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), FREESCALE SEMICONDUCTOR HOLDINGS V, INC. (formerly known as Freescale Acquisition Holdings Corp.), a Delaware corporation (“Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD. (formerly known as Freescale Holdings (Bermuda) IV, Ltd.), a Bermuda exempted limited liability company (“Foreign Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS III, LTD. (formerly known as Freescale Holdings (Bermuda) III, Ltd.), a Bermuda exempted limited liability company (“Parent”), CITIBANK, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

On the Closing Date, the Borrower, Holdings, Foreign Holdings and Parent entered into that certain Credit Agreement dated as of December 1, 2006 (the “Original Credit Agreement”) among the Borrower, Holdings, Foreign Holdings, Parent, the several Lenders from time to time party thereto, Citibank, as Administrative Agent, Swing Line Lender and L/C Issuer, and the other agents party thereto, under which the Lenders party thereto (i) made Term Loans (as defined in the Original Credit Agreement) in an initial aggregate Dollar Amount of $3,500,000,000, (ii) made available a Dollar Revolving Credit Facility in an initial aggregate Dollar Amount of $550,000,000 and (iii) made available an Alternative Currency Revolving Credit Facility in an initial aggregate Dollar Amount of $200,000,000. The Dollar Revolving Credit Facility included one or more Swing Line Loans and one or more Dollar Letters of Credit from time to time. The Alternative Currency Revolving Credit Facility included one or more Alternative Currency Letters of Credit from time to time.

On March 17, 2009, the Borrower, Holdings, Foreign Holdings, Parent, Freescale Semiconductor, Ltd. (formerly known as Freescale Semiconductor Holdings I, Ltd.), a Bermuda exempted limited liability company (“Public Parent”), Freescale Semiconductor Holdings II, Ltd., a Bermuda exempted limited liability company (“Holdings II”), the Subsidiary Guarantors party thereto, the New Term Lenders and Citibank, as Administrative Agent and Collateral Agent, entered into Amendment No. 2, under which the New Term Lenders made New Term Loans to the Borrower on the Amendment No. 2 Effective Date in an initial aggregate principal amount of $923,598,962 used, in part, to repurchase and refinance certain of the Senior Notes and Senior Subordinated Notes. As of the Second Restatement Effective Date, the New Term Loans incurred as of the Amendment No. 2 Effective Date had been repaid in full.

On February 19, 2010, (a) the Borrower, Holdings, Foreign Holdings, Parent, Public Parent, Holdings II, the Lenders and Citibank, as Administrative Agent, Swing Line Lender and L/C Issuer, entered into the Amendment and Restatement Agreement in order to amend and restate the Original Credit Agreement (as amended and restated, the “Amended and Restated Credit Agreement”) and extend the maturity date of certain of the Term Loans made on the Closing Date to December 1, 2016 (the Term Loans as thereby extended, the “Extended

Maturity Term Loans” and the Term Loans not thereby extended, the “Original Maturity Term Loans”) and (b) the Borrower issued Specified Senior Secured Notes in an aggregate principal amount of $750,000,000 used, in part, to repay certain outstanding indebtedness under the Original Credit Agreement. As of the Second Restatement Effective Date, the Original Maturity Term Loans had been repaid in full and the aggregate principal amount of Extended Maturity Term Loans outstanding (which, pursuant to the Second Amendment and Restatement Agreement, were redesignated as Tranche B-1 Term Loans as of the Second Restatement Effective Date) was $2,214,777,365.

On March 4, 2011, the Borrower, Holdings, Foreign Holdings, Parent, Public Parent, Holdings II, the Subsidiary Guarantors party thereto, the Lenders party thereto and Citibank, as Administrative Agent, Swing Line Lender and L/C Issuer, entered into Amendment No. 4, under which the Amended and Restated Credit Agreement was amended to, among other things, provide for a new Dollar Revolving Credit Facility in an initial aggregate Dollar Amount of $310,250,000 and a new Alternative Currency Revolving Credit Facility in an initial aggregate Dollar Amount of $114,750,000. The new Dollar Revolving Credit Facility may include one or more Swing Line Loans and one or more Dollar Letters of Credit from time to time. The Alternative Currency Revolving Credit Facility may include one or more Alternative Currency Letters of Credit from time to time.

On February 28, 2012, the Borrower, Holdings, Foreign Holdings, Parent, Public Parent, Holdings II, the Subsidiary Guarantors party thereto, the Lenders party thereto and Citibank, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, entered into the Second Amendment and Restatement Agreement in order to amend and restate the Amended and Restated Credit Agreement (as so amended and restated, the “Second Amended and Restated Credit Agreement”) and provide for the terms of Incremental Loans (the “Tranche B-2 Term Loans”) in an aggregate principal amount of $500,000,000, the proceeds of which were used to redeem a portion of the Senior Subordinated Notes.

The parties hereto have agreed to amend and restate the Second Amended and Restated Credit Agreement to provide (a) for the incurrence of Specified Incremental Term Loans in the form of Tranche B-3 Term Loans in an aggregate principal amount of $350,000,000 and Tranche B-4 Term Loans in an aggregate principal amount of $2,391,000,000, in each case, on the terms and subject to the conditions set forth herein and in the Third Amendment and Restatement Agreement, the proceeds of which shall be used to repay in full the Tranche B-1 Term Loans and the Tranche B-2 Term Loans and to pay fees and expenses incurred in connection with the transactions contemplated by the Third Amendment and Restatement Agreement and that, as of the Third Restatement Effective Date, the only Term Loans outstanding hereunder are the Tranche B-3 Term Loans and the Tranche B-4 Term Loans and (b) for certain other amendments to the terms hereof as agreed by the Borrower and the Lenders and as further set forth herein.

NOW, THEREFORE, subject to the conditions set forth herein, the Second Amended and Restated Credit Agreement shall be and hereby is, amended and restated in its entirety as follows:

ARTICLE I

Definitions and Accounting Terms

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Discount” has the meaning assigned to such term in Section 2.05(a)(v)(D)(2).

“Acceptable Prepayment Amount” has the meaning assigned to such term in Section 2.05(a)(v)(D)(3).

“Acceptance and Prepayment Notice” means an irrevocable written notice from the applicable Borrower accepting a Solicited Discounted Prepayment Offer to make a Discounted Term Loan Prepayment at the Acceptable Discount specified therein pursuant to Section 2.05(a)(v)(D) substantially in the form of Exhibit J-7.

“Acceptance Date” has the meaning specified in Section 2.05(a)(v)(D)(2).

“Accepting Lenders” has the meaning specified in Section 2.16(a).

“Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business, all as determined on a consolidated basis for such Acquired Entity or Business.

“Acquired Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Additional Lender” has the meaning specified in Section 2.14(a).

“Administrative Agent” means Citibank, N.A., in its capacity as administrative agent under the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent and the Supplemental Administrative Agents (if any).

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” has the meaning specified in the introductory paragraph hereof.

“Agreement Currency” has the meaning specified in Section 10.19.

“Alternative Currency” means Dollars, Sterling or Euros; provided that solely with regard to Letters of Credit, Alternative Currency shall mean Dollars, Sterling, Euros or Swiss Francs.

“Alternative Currency L/C Advance” means, with respect to each Alternative Currency Revolving Credit Lender, such Lender’s funding of its participation in any Alternative Currency L/C Borrowing in accordance with its Pro Rata Share.

“Alternative Currency L/C Borrowing” means an extension of credit resulting from a drawing under any Alternative Currency Letter of Credit which has not been reimbursed on the applicable Honor Date or refinanced as an Alternative Currency Revolving Credit Borrowing.

“Alternative Currency L/C Credit Extension” means, with respect to any Alternative Currency Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“Alternative Currency L/C Issuer” means Citibank and any other Lender that becomes an Alternative Currency L/C Issuer in accordance with Section 2.03(j) or 10.07(j), in each case, in its capacity as an issuer of Alternative Currency Letters of Credit hereunder, or any successor issuer of Alternative Currency Letters of Credit hereunder.

“Alternative Currency L/C Obligations” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Alternative Currency Letters of Credit (whether or not such maximum amount is then in effect under any such Alternative Currency Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Alternative Currency Letter of Credit) plus the aggregate of all Unreimbursed Amounts in respect of Alternative Currency Letters of Credit, including all Alternative Currency L/C Borrowings.

“Alternative Currency Letter of Credit” means a Letter of Credit denominated in an Alternative Currency.

“Alternative Currency Revolving Credit Borrowing” means a borrowing consisting of Alternative Currency Revolving Credit Loans of the same Type and having the same Interest Period made by each of the Alternative Currency Revolving Credit Lenders pursuant to Section 2.01(b).

“Alternative Currency Revolving Credit Commitment” means, as to each Alternative Currency Revolving Credit Lender, its obligation to (a) make Alternative Currency Revolving Credit Loans to the Borrower pursuant to Section 2.01(b)(ii) and (b) purchase participations in Alternative Currency L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, opposite such Lender’s name on Schedule 2.01 under the caption “Alternative Currency Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate Dollar Amount of Alternative Currency Revolving Credit Commitments of all Alternative Currency Revolving Credit Lenders on the Revolving Credit Facility Amendment Effective Date was $114,750,000.

“Alternative Currency Revolving Credit Exposure” means, as to each Alternative Currency Revolving Credit Lender, the sum of the outstanding principal amount of such Alternative Currency Revolving Credit Lender’s Alternative Currency Revolving Credit Loans and its Pro Rata Share of the Alternative Currency L/C Obligations at such time.

“Alternative Currency Revolving Credit Facility” means, at any time, the aggregate Dollar Amount of the Alternative Currency Revolving Credit Commitments at such time.

“Alternative Currency Revolving Credit Lender” means, at any time, any Lender that has an Alternative Currency Revolving Credit Commitment at such time.

“Alternative Currency Revolving Credit Loan” has the meaning specified in Section 2.01(b)(ii).

“Alternative Currency Revolving Credit Note” means a promissory note of the Borrower payable to any Alternative Currency Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-3 hereto, evidencing the aggregate Indebtedness of the Borrower to such Alternative Currency Revolving Credit Lender resulting from the Alternative Currency Revolving Credit Loans made by such Alternative Currency Revolving Credit Lender.

“Amended and Restated Credit Agreement” has the meaning specified in the third introductory paragraph hereto.

“Amendment and Restatement Agreement” means the Amendment Agreement dated as of February 19, 2010, among the Borrower, Holdings, Foreign Holdings, Parent, the Other Parent Guarantors, the Subsidiary Guarantor, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1” means Amendment No. 1 dated as of February 14, 2007, to the Original Credit Agreement.

“Amendment No. 2” means the Incremental Amendment dated as of March 17, 2009, to the Original Credit Agreement.

“Amendment No. 2 Effective Date” means March 17, 2009.

“Amendment No. 4” means Amendment No. 4 dated as of March 4, 2011, to the Amended and Restated Credit Agreement.

“Amendment No. 4 Effective Date” has the meaning set forth in Amendment No. 4.

“Applicable Discount” has the meaning assigned to such term in Section 2.05(a)(v)(C)(2).

“Applicable Rate” means a percentage per annum equal to:

(a) with respect to Revolving Credit Loans, Letter of Credit fees and unused Revolving Credit Commitment fees, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Total Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans	Commitment Fee Rate
1	>4.0:1	3.75%	2.75%	0.50%
2	≤4.0:1 but >3.5:1	3.50%	2.50%	0.50%
3	≤3.5:1 but >3.0:1	3.25%	2.25%	0.375%
4	≤3.0:1	3.00%	2.00%	0.375%

and

(b) with respect to Tranche B-3 Term Loans, (i) for Eurocurrency Rate Loans, 3.25% and (ii) for Base Rate Loans, 2.25%; and (c) with respect to Tranche B-4 Term Loans, (i) for Eurocurrency Rate Loans, 3.75% and (ii) for Base Rate Loans, 2.75%.

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Administrative Agent or the Required Lenders, the highest Pricing Level shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

“Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender.

“Assignees” has the meaning specified in Section 10.07(b).

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E-1.

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.

“Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Auction Agent” shall mean the Administrative Agent or any other financial institution or advisor employed by the Borrower to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.05(a)(v) notified by the Borrower in writing and reasonably acceptable to Administrative Agent; provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided further that neither the Borrower nor any of its Affiliates may act as the Auction Agent.

“Audited Financial Statements” means the audited consolidated balance sheets of Public Parent as of December 31, 2012, and the related audited consolidated and combined statements of operations, business/stockholders’ equity and cash flows for Public Parent for the fiscal year ended December 31, 2012.

“Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

“Available Amount” means, at any time (the “Reference Date”), an amount, not less than $0, equal to (a) 50% of Consolidated Net Income for the period commencing January 1, 2013 and ending on the last day of the most recent fiscal quarter or fiscal year, as applicable, for which financial statements required to be delivered pursuant to Section 6.01(a) or Section 6.01(b), and the related Compliance Certificate required to be delivered pursuant to Section 6.02(a), have been received by the Administrative Agent (or in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit), minus (b) the aggregate amount of any Investment made pursuant to Section 7.02(o)(ii), any Restricted Payment made pursuant to Section 7.06(j)(iii) or any payment made pursuant to Section 7.12(a)(iv)(C) during the period commencing on January 1, 2013 and ending on or prior to the Reference Date (excluding, for the avoidance of doubt, the Investment, Restricted Payment or payment pursuant to Section 7.12(a)(iv)(C), as applicable, in respect of which Available Amount is being calculated).

“Base Rate” means, for any day. a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Citibank as its “prime rate” and (c) the Eurocurrency Rate for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%. The “prime rate” is a rate set by Citibank based upon various factors including Citibank costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Citibank shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Borrower Offer of Specified Discount Prepayment” means an offer by the Borrower to make a voluntary prepayment of Term Loans at a specified discount to par pursuant to Section 2.05(a)(v)(B).

“Borrower Solicitation of Discount Range Prepayment Offers” means a solicitation by the Borrower of offers for, and the corresponding acceptance by a Term Lender of, a voluntary prepayment of Term Loans at a specified range at a discount to par pursuant to Section 2.05(a)(v)(C).

“Borrower Solicitation of Discounted Prepayment Offers” means a solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Term Lender of, a voluntary prepayment of Term Loans at a discount to par pursuant to Section 2.05(a)(v)(D).

“Borrower Purchase Assignment and Assumption” means a Borrower Purchase Assignment and Assumption substantially in the form of Exhibit E-2.

“Borrowing” means a group of Loans of a single Type and Class and made on a single date and, in the case of Eurocurrency Rate Loans, as to which a single Interest Period is in effect.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and:

(a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

(b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euros, any fundings, disbursements, settlements and payments in Euros in respect of any such Eurocurrency Rate Loan, or any other dealings in Euros to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day; and

(c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Sterling, any fundings, disbursements, settlements and payments in Sterling in respect of any such Eurocurrency Rate Loan, or any other dealings in Sterling to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Sterling are conducted by and between banks in the London interbank eurodollar market.

“Capital Expenditures” means, for any period, the aggregate of (a) all expenditures (whether paid in cash or accrued as liabilities) by Parent and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of Parent and the Restricted Subsidiaries, (b) all Capitalized Software Expenditures for such period, (c) the value of all assets under Capitalized Leases incurred by Parent and the Restricted Subsidiaries during such period (other than as a result of purchase accounting) and (d) less any capital grants received from a Governmental Authority that are reflected as a reduction of fixed assets in conformity with GAAP; provided that the term “Capital Expenditures” shall not include (i) expenditures made in connection with the replacement, substitution, restoration or repair of assets to the extent financed with (x) insurance proceeds paid on account of the loss of or damage to the assets being replaced, restored or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (ii) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (iii) the purchase of plant, property or equipment or software to the extent financed with the proceeds of Dispositions that are not required to be applied to prepay Term Loans pursuant to Section 2.05(b), (iv) expenditures that constitute any part of Consolidated Lease Expense, (v) expenditures that are accounted for as capital expenditures by Parent or any Restricted Subsidiary and that actually are paid for by a Person other than Parent or any Restricted Subsidiary and for which none of Parent or any Restricted Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person (whether before, during or after such period), (vi) the book value of any asset owned by Parent or any Restricted Subsidiary prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such Person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided that (x) any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period in which such expenditure actually is made and (y) such book value shall have been included in Capital Expenditures when such asset was originally acquired, (vii) expenditures that constitute Permitted Acquisitions, (viii) any capitalized interest expense reflected as additions to property, plant or equipment in the consolidated balance sheet of Parent and the Restricted Subsidiaries or (ix) any non-cash compensation or other non-cash costs reflected as additions to property, plant or equipment in the consolidated balance sheet of Parent and the Restricted Subsidiaries.

“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by Parent and the Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of Parent and the Restricted Subsidiaries.

“Cash Collateral” has the meaning specified in the definition of Cash Collateralize.

“Cash Collateral Account” means a blocked account at Citibank (or another commercial bank selected in compliance with Section 9.09) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner reasonably satisfactory to the Administrative Agent.

“Cash Collateralize” means, in connection with a Letter of Credit, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and, other than in the case of any such collateralization in respect of any period after the termination of the Revolving Credit Commitments that is solely for the benefit of the relevant L/C Issuer, the Revolving Credit Lenders, as collateral for the L/C Obligations, (a) cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Revolving Credit Lenders), and (b) solely in the case of any such collateralization pursuant to Section 2.03(a)(ii)(C), (i) a backstop letter of credit from an issuer, and otherwise in form and substance, reasonably acceptable to the Administrative Agent and the L/C Issuer or (ii) if the Administrative Agent and the L/C Issuer benefitting from such collateral shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer. Derivatives of such term have corresponding meanings.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by Parent or any Restricted Subsidiary:

(1) Dollars;

(2) (a) Sterling, Euros or any national currency of any participating member state of the EMU or (b) in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(3) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(4) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 in the case of U.S. banks and $100,000,000 (or the Dollar equivalent as of the date of determination) in the case of non-U.S. banks;

(5) repurchase obligations for underlying securities of the types described in clauses (3), (4) and (8) entered into with any financial institution meeting the qualifications specified in clause (4) above;

(6) commercial paper rated at least P-1 by Moody’s or at least A-1 by S&P and in each case maturing within 24 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 24 months or less from the date of acquisition;

(7) marketable short-term money market and similar securities having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower) and in each case maturing within 24 months after the date of creation or acquisition thereof;

(8) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition;

(9) readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition;

(10) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; and

(11) investment funds investing 90% of their assets in securities of the types described in clauses (1) through (10) above.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (1) and (2) above, provided that such amounts are converted into any currency listed in clauses (1) and (2) as promptly as practicable and in any event within ten Business Days following the receipt of such amounts. At any time at which the value, calculated in accordance with GAAP, of all investments of Parent and its Restricted Subsidiaries that were deemed, when made, to be Cash Equivalents in accordance with clauses (1) through (11) above exceeds the Indebtedness of Parent and its Restricted Subsidiaries, “Cash Equivalents” shall also mean any investment (a “Qualifying Investment”) that satisfies the following two conditions: (a) the Qualifying Investment is of a type described in clauses (1) through (10) of this definition, but has an effective maturity (whether by reason of final maturity, a put option or, in the case of an asset-backed security, an average life) of five years and one month or less from the date of such Qualifying Investment (notwithstanding any provision contained in such clauses (1) through (10) requiring a shorter maturity); and (b) the weighted average effective maturity of such Qualifying Investment and all other investments that were made as Qualifying Investments in accordance with this paragraph, does not exceed two years from the date of such Qualifying Investment.

“Cash Management Bank” means any Lender or any Affiliate of a Lender providing cash management services to Parent or any Restricted Subsidiary.

“Cash Management Obligations” means obligations owed by Parent or any Restricted Subsidiary to any Lender or any Affiliate of a Lender in respect of any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds.

“Casualty Event” means any event that gives rise to the receipt by Parent or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“Change of Control” means the earliest to occur of

(a) the Permitted Holders ceasing to have the power, directly or indirectly, to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Parent; provided that the occurrence of the foregoing event shall not be deemed a Change of Control if, for any reason whatsoever, (i) no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), excluding the Permitted

Holders, shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of more than the greater of (A) thirty-five percent (35%) of the then outstanding voting stock of Parent and (B) the percentage of the then outstanding voting stock of Parent owned, directly or indirectly, beneficially by the Permitted Holders, and (ii) during each period of twelve (12) consecutive months, the board of directors of Parent shall consist of a majority of the Continuing Directors;

(b) any “Change of Control” (or any comparable term) in any document pertaining to the High Yield Notes, any Specified Senior Secured Notes, any Permitted Additional Incremental Debt, any Permitted Term Loan Refinancing Debt, or any Junior Financing with an aggregate outstanding principal amount in excess of the Threshold Amount (or any Permitted Refinancing of any of the foregoing so long as such Permitted Refinancing has an aggregate outstanding principal amount in excess of the Threshold Amount);

(c) except as permitted by Section 7.04, Foreign Holdings ceasing to be a directly wholly owned Subsidiary of Parent;

(d) at any time after the formation of Foreign Acquisition Co., Foreign Acquisition Co. ceasing to be a direct wholly owned subsidiary of Foreign Holdings or of Parent;

(e) except as permitted by Section 7.04, Holdings ceasing to be a directly wholly owned Subsidiary of Foreign Holdings or of Parent; provided that up to 1% of the Equity Interests of Holdings may be held by Freescale Holdings L.P.; or

(f) the Borrower ceasing to be a direct wholly owned Subsidiary of Holdings.

Notwithstanding the foregoing, prior to any Foreign Reorganization, references in clause (a) of this definition to “Parent” shall be deemed to be references to Holdings.

“Citibank” means Citibank, N.A.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Dollar Revolving Credit Lenders, Alternative Currency Revolving Credit Lenders, Tranche B-3 Term Lenders or Tranche B-4 Term Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Dollar Revolving Credit Commitments, Alternative Currency Revolving Credit Commitments or Term Commitments to make Term Loans of a Class described in clause (a) above and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Dollar Revolving Credit Loans, Alternative Currency Revolving Credit Loans, Tranche B-3 Term Loans or Tranche B-4 Term Loans.

“Closing Date” means December 1, 2006.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and rules and regulations related thereto.

“Collateral” means all the “Collateral” as defined in any Collateral Document and shall include the Mortgaged Properties.

“Collateral Agent” means Citibank, N.A., in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01(a)(iii) of the Original Credit Agreement or pursuant to Section 6.11 or Section 6.13 at such time, duly executed by each Loan Party thereto;

(b) all Obligations shall have been unconditionally guaranteed (the “Guarantees”) by Parent, Foreign Holdings, Holdings, each Restricted Subsidiary that is a Material Domestic Subsidiary and not an Excluded Subsidiary including those that are listed on Schedule I hereto and each Specified Foreign Subsidiary (each, a “Guarantor”) and the Other Parent Guarantors;

(c) all guarantees issued or to be issued in respect of the Senior Subordinated Notes (i) shall be subordinated to the Guarantees to the same extent that the Senior Subordinated Notes are subordinated to the Obligations and (ii) shall provide for their automatic release upon a release of the corresponding Guarantee;

(d) the Obligations and the Guarantees shall have been secured by a first-priority security interest in (i) all the Equity Interests of Foreign Holdings, (ii) all the Equity Interests of Holdings (other than any Equity Interests of Holdings held by Freescale Holdings L.P.), (iii) all the Equity Interests of the Borrower, (iv) all Equity Interests (other than Equity Interests of Unrestricted Subsidiaries and any Equity Interest of any Restricted Subsidiary pledged to secure Indebtedness permitted under Section 7.03(g)) of each wholly owned Material Domestic Subsidiary of Holdings, the Borrower or any Guarantor that is the direct Subsidiary of Holdings, the Borrower or such Guarantor, (v) 65% of the issued and outstanding voting Equity Interests (and 100% of the issued and outstanding non-voting Equity Interests, if any) of each wholly owned Material Foreign Subsidiary that is directly owned by Holdings, the Borrower or any Domestic Subsidiary of Holdings that is a Guarantor and (vi) all the Equity Interests of each Specified Foreign Subsidiary;

(e) except to the extent otherwise permitted hereunder or under any Collateral Document, the Obligations and the Guarantees shall have been secured by a perfected security interest (other than in the case of mortgages, to the extent such security interest may be perfected by delivering certificated securities, filing UCC financing statements or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office) in, and mortgages on, substantially all tangible and intangible assets of Parent, Foreign Holdings, Holdings, the Borrower and each other Guarantor (other than a Specified Foreign Subsidiary) (including accounts (other than deposit accounts or other bank or securities accounts and any Securitization Assets), inventory, equipment, investment property, contract rights, intellectual property, other general intangibles, owned (but not leased) real property and proceeds of the foregoing)

and all Equity Interests owned by Parent or Foreign Holdings, in each case, with the priority required by the Collateral Documents; provided that security interests in real property shall be limited to the Mortgaged Properties;

(f) none of the Collateral shall be subject to any Liens other than Liens permitted by Section 7.01; and

(g) the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Section 6.11 (the “Mortgaged Properties”) duly executed and delivered by the record owner of such property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid Lien on the property described therein, free of any other Liens except as expressly permitted by Section 7.01, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, and (iii) such existing surveys, existing abstracts, existing appraisals, legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgaged Property.

The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, particular assets if and for so long as, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrower), the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom.

The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Third Amendment Effective Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) with respect to leases of real property entered into by any Loan Party, such Loan Party shall not be required to take any action with respect to creation or perfection of security interests with respect to such leases, (b) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the Collateral Documents and, to the extent appropriate in the applicable jurisdiction, as agreed between the Administrative Agent and the Borrower and (c) with respect to any Guarantees by Foreign Subsidiaries required hereunder, such Guarantees may be made on an unsecured basis.

“Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreement, the Mortgages, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent and the Lenders pursuant to Section 6.11 or Section 6.13, the Guaranty and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Administrative Agent or the Collateral Agent for the benefit of the Secured Parties.

“Commitment” means a Term Commitment or a Revolving Credit Commitment, as the context may require.

“Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Compensation Period” has the meaning specified in Section 2.12(c)(ii).

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consolidated Depreciation and Amortization Expense” means with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees or costs and Capitalized Software Expenditures, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period:

(a) increased (without duplication) by the following, in each case to the extent deducted in determining Consolidated Net Income for such period:

(i) provision for taxes based on income or profits or capital, including, without limitation, state, franchise and similar taxes (such as the Pennsylvania capital tax and Texas margin tax) and foreign withholding taxes of such Person paid or accrued during such period deducted (and not added back) in calculating such Consolidated Net Income; plus

(ii) Consolidated Interest Expense of such Person for such period (including (x) net losses or any obligations under any Swap Contracts or other derivative instruments entered into for the purpose of hedging interest rate risk, (y) bank fees and (z) costs of surety bonds in connection with financing activities, plus amounts excluded from Consolidated Interest Expense as set forth in sub-clauses (t) to (z) of clause (a) of the definition thereof) to the extent the same were deducted (and not added back) in calculating such Consolidated Net Income; plus

(iii) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus

(iv) any expenses or charges (other than depreciation or amortization expense) related to any equity offering, Investment, acquisition, disposition, or recapitalization permitted hereunder or the incurrence of Indebtedness permitted to be incurred hereunder (including a refinancing thereof) (whether or not successful), including (A) such fees, expenses or charges related to the offering of the Senior Notes, the Senior Subordinated Notes, the Specified Senior Secured Notes, Permitted Additional Incremental Debt, Permitted Term Loan Refinancing Debt, the Loans and any credit facilities (including without limitation the Amendment and Restatement Agreement, the Second Amendment and Restatement Agreement, the Third Amendment and Restatement Agreement, any Incremental Amendment and the transactions contemplated thereby) and (B) any amendment or other modification of the Senior Notes, Senior Subordinated Notes, the Specified Senior Secured Notes, Permitted Additional Incremental Debt, Permitted Term Loan Refinancing Debt, the Loans and the credit facilities (including without limitation the Amendment and Restatement Agreement, the Second Amendment and Restatement Agreement, the Third Amendment and Restatement Agreement, any Incremental Amendment and the transactions contemplated thereby) and, in each case, deducted (and not added back) in computing Consolidated Net Income; plus

(v) the amount of any restructuring charges, integration costs or other business optimization expenses (including cost and expenses relating to inventory optimization programs, wafer fabrication facility closures and new systems design and implementation costs) or reserves deducted (and not added back) in such period in computing Consolidated Net Income, including any one-time costs incurred in connection with acquisitions after the Closing Date, and costs related to the closure and/or consolidation of facilities; plus

(vi) any other non-cash charges, (collectively, the “Non-Cash Charges”) including any write offs or write downs reducing Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus

(vii) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income; plus

(viii) [reserved]; plus

(ix) the amount of net cost savings projected by Parent in good faith to be realized as a result of specified actions taken or initiated during or prior to such period (calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) such cost savings are reasonably identifiable and factually supportable, (B) such actions are taken no later than 36 months after the Closing Date and (C) the aggregate amount of cost savings added pursuant to this clause (ix) shall not exceed $200,000,000 million for any four consecutive quarter period (which adjustments may be incremental to pro forma cost savings adjustments made pursuant to Section 1.03); plus

(x) the amount of loss on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Qualified Securitization Financing or of Factoring Assets pursuant to any Qualified Factoring Arrangement; plus

(xi) any costs or expense incurred by Parent or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of Parent or net cash proceeds of an issuance of Equity Interests of Parent (other than Disqualified Equity Interests) solely to the extent that such net cash proceeds are Not Otherwise Applied; plus

(xii) any net loss from disposed or discontinued operations; plus

(xiii) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back; plus

(xiv) interest income or investment earnings on retiree medical and intellectual property, royalty or license receivables;

(b) decreased (without duplication) by the following, in each case to the extent included in determining Consolidated Net Income for such period:

(i) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period and any non-cash gains with respect to cash actually received in a prior period so long as such cash did not increase Consolidated EBITDA in such prior period; plus

(ii) any net income from disposed or discontinued operations; and

(c) increased or decreased, without duplication, as applicable, by any adjustments resulting from the application of FASB Interpretation No. 45 (Guarantees).

There shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person, property, business or asset acquired by Parent or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed by Parent or such Restricted Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition) and (B) for the purposes of the definition of the term “Permitted Acquisition” and compliance with the Senior Secured First Lien Incurrence Test, an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) as specified in a certificate executed by a Responsible Officer and delivered to the Lenders and the Administrative Agent and (C) for purposes of determining the Total Leverage Ratio and the Senior Secured First Lien Leverage Ratio only, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by Parent or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition.

“Consolidated Interest Expense” means, with respect to any Person for any period, without duplication, the sum of:

(a) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (i) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (ii) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances, (iii) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of obligations under any Swap Contracts or other derivative instruments pursuant to GAAP), (iv) the interest component of Capitalized Lease Obligations, and (v) net payments, if any, made (less net payments, if any, received) pursuant to interest rate obligations under any Swap Contracts with respect to Indebtedness, and excluding (t) any expense resulting from the discounting of any Indebtedness in connection with the application of purchase accounting in connection with any acquisition, (u) penalties and interest relating to taxes, (v) any additional interest owing pursuant to the registration rights agreement with respect to the Senior Subordinated Notes or other securities, (w) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (x) any expensing of bridge, commitment and other financing fees, (y) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Qualified Securitization Financing and (z) any accretion of accrued interest on discounted liabilities; plus

(b) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued; less

(c) interest income for such period.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Lease Expense” means, for any period, all rental expenses of Parent and the Restricted Subsidiaries during such period under operating leases for real or personal property (including in connection with sale-leaseback transactions permitted by Section 7.05(f)), excluding real estate taxes, insurance costs and common area maintenance charges and net of sublease income, other than (a) obligations under vehicle leases entered into in the ordinary course of business, (b) all such rental expenses associated with assets acquired pursuant to a Permitted Acquisition to the extent such rental expenses relate to operating leases in effect at the time of (and immediately prior to) such acquisition and related to periods prior to such acquisition and (c) all obligations under Capitalized Leases, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income, of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided, however, that, without duplication,

(a) any after-tax effect of extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including relating to the Transaction Expenses or any multi-year strategic initiatives), severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans shall be excluded,

(b) the Net Income for such period shall not include the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period,

(c) any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations shall be excluded,

(d) any after-tax effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or abandonments or the sale or other disposition of any Equity Interests of any Person other than in the ordinary course of business shall be excluded,

(e) the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of Parent shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to Parent, Borrower or a Restricted Subsidiary thereof in respect of such period,

(f) solely for the purpose of calculating the Available Amount, the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived, provided that Consolidated Net Income of Parent will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to Parent or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein,

(g) effects of adjustments (including the effects of such adjustments pushed down to Parent and its Restricted Subsidiaries) in the inventory, property and equipment, software, goodwill, other intangible assets, in-process research and development, deferred revenue and debt line items in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of purchase accounting in relation to any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(h) any after-tax effect of income (loss) from the early extinguishment of (i) Indebtedness, (ii) obligations under any Swap Contracts or (iii) other derivative instruments shall be excluded,

(i) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded,

(j) any non-cash compensation charge or expense, including any such charge arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights shall be excluded,

(k) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, Disposition, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction shall be excluded, and

(l) the following items shall be excluded:

(i) any net unrealized gain or loss (after any offset) resulting in such period from obligations under any Swap Contracts and the application of Statement of Financial Accounting Standards No. 133; and

(ii) any net unrealized gain or loss (after any offset) resulting in such period from currency translation gains or losses including those (x) related to currency remeasurements of Indebtedness and (y) resulting from hedge agreements for currency exchange risk.

In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include the amount of proceeds received from business interruption insurance and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder.

“Consolidated Senior Secured First Lien Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of Parent and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition), consisting of (i) Loans and Unreimbursed Amounts hereunder, (ii) any Indebtedness incurred pursuant to Section 7.03(e), (iii) the Specified Senior Secured Notes, (iv) any Permitted Additional First Priority Debt and (v) any other Indebtedness for borrowed money or debt obligations evidenced by promissory notes or similar instruments that are secured by a Lien (which Lien is not contractually subordinated to any other Lien securing such Indebtedness), minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(s) and clauses (i) and (ii) of Section 7.01(t)) included in the consolidated balance sheet of Parent and the Restricted Subsidiaries as of such date.

“Consolidated Total Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of Parent and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition), consisting of Indebtedness for borrowed money, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(s) and clauses (i) and (ii) of Section 7.01(t)) included in the consolidated balance sheet of Parent and the Restricted Subsidiaries as of such date; provided that Consolidated Total Debt shall not include Indebtedness in respect of any Qualified Securitization Financing.

“Consolidated Working Capital” means, at any date, the excess of (a) the sum of (i) all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of Parent and the Restricted Subsidiaries at such date and (ii) long-term accounts receivable over (b) the sum of (i) all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Parent and the Restricted Subsidiaries on such date and (ii) long-term deferred revenue, but excluding, without duplication, (a) the current portion of any Funded Debt, (b) all Indebtedness consisting of Revolving Credit Loans, Swing Line Loans and L/C Obligations to the extent otherwise included therein, (c) the current portion of interest, (d) the current portion of current and deferred income taxes, (e) the current portion of any Capitalized Lease Obligations and (f) deferred revenue arising from cash receipts that are earmarked for specific projects.

“Continuing Directors” means the directors of Parent on the Third Restatement Effective Date and each other director, if, in each case, such other director’s nomination for election to the board of directors of Parent (or Public Parent) is recommended by a majority of the then Continuing Directors or such other director receives the vote of the Permitted Holders in his or her election by the stockholders of Parent (or Public Parent).

“Contract Consideration” has the meaning specified in the definition of “Excess Cash Flow”.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” has the meaning specified in the definition of “Affiliate.”

“Converted Restricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA”.

“Converted Unrestricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA”.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning specified in Section 2.05(b)(vi).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means, as to any Loan, an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate and any Mandatory Cost) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Term Loans, Revolving Credit Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

“Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by Parent or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.05(j) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition).

“Discount Prepayment Accepting Lender” has the meaning assigned to such term in Section 2.05(a)(v)(B)(2).

“Discount Range” has the meaning assigned to such term in Section 2.05(a)(v)(C)(1).

“Discount Range Prepayment Amount” has the meaning assigned to such term in Section 2.05(a)(v)(C)(1).

“Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.05(a)(v)(C) substantially in the form of Exhibit J-3.

“Discount Range Prepayment Offer” means the irrevocable written offer by a Term Lender, substantially in the form of Exhibit J-4, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.

“Discount Range Prepayment Response Date” has the meaning assigned to such term in Section 2.05(a)(v)(C)(1).

“Discount Range Proration” has the meaning assigned to such term in Section 2.05(a)(v)(C)(3).

“Discounted Prepayment Determination Date” has the meaning assigned to such term in Section 2.05(a)(v)(D)(3).

“Discounted Prepayment Effective Date” means, in the case of a Borrower Offer of Specified Discount Prepayment or Borrower Solicitation of Discount Range Prepayment Offer, five (5) Business Days following the receipt by each relevant Term Lender of notice from the Auction Agent in accordance with Section 2.05(a)(v)(B), Section 2.05(a)(v)(C) or Section 2.05(a)(v)(D), as applicable, unless a shorter period is agreed to between the Borrower and the Auction Agent.

“Discounted Term Loan Prepayment” has the meaning assigned to such term in Section 2.05(a)(v)(A).

“Disposed EBITDA” means, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business, all as determined on a consolidated basis for such Sold Entity or Business or such Converted Unrestricted Subsidiary.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that “Disposition” and “Dispose” shall not be deemed to include any issuance by Parent of any of its Equity Interests to another Person.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and all outstanding Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date of the Term Loans outstanding at the time such Equity Interest is issued.

“Documentation Agent” means JPMorgan Chase Bank, N.A., as a Documentation Agent under the Original Credit Agreement.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Amount” means, at any time:

(a) with respect to any Loan denominated in Dollars (including, with respect to any Swing Line Loan, any funded participation therein), the principal amount thereof then outstanding (or in which such participation is held);

(b) with respect to any Alternative Currency Revolving Credit Loan denominated in Sterling or Euros, the principal amount thereof then outstanding in the relevant Alternative Currency, converted to Dollars in accordance with Section 1.08 and Section 2.15(a); and

(c) with respect to any L/C Obligation (or any risk participation therein), (A) if denominated in Dollars, the amount thereof and (B) if denominated in Sterling or Euros, the amount thereof converted to Dollars in accordance with Section 1.08 and Section 2.15(b).

“Dollar L/C Advance” means, with respect to each Dollar Revolving Credit Lender, such Lender’s funding of its participation in any Dollar L/C Borrowing in accordance with its Pro Rata Share.

“Dollar L/C Borrowing” means an extension of credit resulting from a drawing under any Dollar Letter of Credit which has not been reimbursed on the applicable Honor Date or refinanced as a Dollar Revolving Credit Borrowing.

“Dollar L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“Dollar L/C Issuer” means Citibank and any other Lender that becomes a Dollar L/C Issuer in accordance with Section 2.03(j) or 10.07(j), in each case, in its capacity as an issuer of Dollar Letters of Credit hereunder, or any successor issuer of Dollar Letters of Credit hereunder.

“Dollar L/C Obligation” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Dollar Letters of Credit (whether or not such maximum amount is then in effect under any such Dollar Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Dollar Letter of Credit) plus the aggregate of all Unreimbursed Amounts in respect of Dollar Letters of Credit, including all Dollar L/C Borrowings.

“Dollar Letter of Credit” means a Letter of Credit denominated in Dollars.

“Dollar Letter of Credit Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the aggregate Dollar Amount of the Dollar Revolving Credit Commitments.

“Dollar Revolving Credit Borrowing” means a borrowing consisting of Dollar Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Dollar Revolving Credit Lenders pursuant to Section 2.01(b)(i).

“Dollar Revolving Credit Commitment” means, as to each Dollar Revolving Credit Lender, its obligation to (a) make Dollar Revolving Credit Loans to the Borrower pursuant to Section 2.01(b)(i), (b) purchase participations in Dollar L/C Obligations in respect of Dollar Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01 under the caption “Dollar Revolving Credit Commitment” or in the Assignment and Assumption or Incremental Amendment pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate Dollar Revolving Credit Commitments of all Dollar Revolving Credit Lenders on the Revolving Credit Facility Amendment Effective Date was $310,250,000.

“Dollar Revolving Credit Exposure” means, as to each Dollar Revolving Credit Lender, the sum of the outstanding principal amount of such Revolving Credit Lender’s Dollar Revolving Credit Loans and its Pro Rata Share of the Dollar L/C Obligations and the Swing Line Obligations at such time.

“Dollar Revolving Credit Facility” means, at any time, the aggregate amount of the Dollar Revolving Credit Commitments at such time.

“Dollar Revolving Credit Lender” means, at any time, any Lender that has a Dollar Revolving Credit Commitment at such time.

“Dollar Revolving Credit Loan” has the meaning specified in Section 2.01(b)(i).

“Dollar Revolving Credit Note” means a promissory note of the Borrower payable to any Dollar Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate Indebtedness of the Borrower to such Dollar Revolving Credit Lender resulting from the Dollar Revolving Credit Loans made by such Revolving Credit Lender.

“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia.

“ECF Percentage” has the meaning specified in Section 2.05(b)(i).

“Eligible Assignee” means any Assignee permitted by and consented to in accordance with Section 10.07(b).

“EMU” means the economic and monetary union as contemplated in the Treaty on European Union.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means any and all Laws relating to pollution, the protection of the environment, natural resources or to the release of any Hazardous Materials into the environment, or, to the extent relating to exposure to Hazardous Materials, human health.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of any Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with any Loan Party and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan, notification of any Loan Party or ERISA Affiliate concerning the imposition of withdrawal liability or notification that a Multiemployer Plan is insolvent or is in reorganization within the meaning of Title IV of ERISA (or that is in endangered or critical status, within the meaning of Section 305 of ERISA); (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate or (g) a determination that any Pension Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303(i)(4)(A) of ERISA or Section 430(i)(4)(A) of the Code).

“Euro” and “EUR” means the lawful single currency of the European Union.

“Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan:

(a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Dow Jones Market screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars or Sterling (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period, or

(b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars or Sterling (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period, or

(c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars or Sterling for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Citibank and with a term equivalent to such Interest Period would be offered by a London Affiliate of Citibank to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period or, if different, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period, or

(d) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on Telerate page 248 (or any successor thereto) for deposits in Euros (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (Brussels time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the European interbank market for deposits of amounts in Euros for delivery on the first day of such Interest Period, or

(e) if the rate referenced in the preceding clause (d) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average Banking Federation of the European Union Interest Settlement Rate for deposits in Euros (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or, if different, the date on which quotations would customarily be provided by leading banks in the European interbank market for deposits of amounts in Euros for delivery on the first day of such Interest Period; or

(f) if the rates referenced in the preceding clauses (d) and (e) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Euros for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Citibank and with a term equivalent to such Interest Period would be offered by a London Affiliate of Citibank to major banks in the European interbank market at their request at approximately 11:00 a.m. (Brussels time) two (2) Business Days prior to the first day of such Interest Period or, if different, the date on which quotations would customarily be provided by leading banks in the European interbank market for deposits of amounts in the relevant currency for delivery on the first day of such Interest Period;

Notwithstanding the foregoing, the “Eurocurrency Rate” with respect to (x) any Tranche B-3 Term Loan that is a Eurocurrency Rate Loan shall be deemed to be not less than 1.00% per annum and (y) any Tranche B-4 Term Loan that is a Eurocurrency Rate Loan shall be deemed to be not less than 1.25% per annum.

“Eurocurrency Rate Loan” means a Loan, whether denominated in Dollars or in an Alternative Currency, that bears interest at a rate based on the Eurocurrency Rate.

“Event of Default” has the meaning specified in Section 8.01.

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a) the sum, without duplication, of:

(i) Consolidated Net Income for such period,

(ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income,

(iii) decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions by Parent and the Restricted Subsidiaries completed during such period or the application of purchase accounting and other than any such decreases arising solely from the reclassification in accordance with GAAP of assets or liabilities from current to long-term or vice-versa), and

(iv) an amount equal to the aggregate net non-cash loss on Dispositions by Parent and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income; over

(b) the sum, without duplication, of:

(i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges included in clauses (a) through (f) of the definition of Consolidated Net Income,

(ii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Capital Expenditures or acquisitions of intellectual property made in cash during such period, except to the extent that such Capital Expenditures or acquisitions were financed with the proceeds of Indebtedness of Parent or the Restricted Subsidiaries,

(iii) the aggregate amount of all principal payments of Indebtedness of Parent and the Restricted Subsidiaries (including (A) scheduled amortization payments of the Term Loans, (B) the principal component of payments in respect of Capitalized Leases and (C) the amount of any mandatory prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition that resulted in an increase to such Consolidated Net Income and not in excess of the amount of such increase but excluding (X) all other prepayments of Term Loans, (Y) all prepayments of Revolving Credit Loans and Swing Line Loans and (Z) all prepayments in respect of any other revolving credit facility, except, in the case of clauses (Y) and (Z), to the extent there is an equivalent permanent reduction in commitments thereunder) made during such period, except to the extent financed with the proceeds of other Indebtedness of Parent or the Restricted Subsidiaries,

(iv) an amount equal to the aggregate net non-cash gain on Dispositions by Parent and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,

(v) increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions by Parent and the Restricted Subsidiaries completed during such period or the application of purchase accounting and other than any such increases arising solely from the reclassification in accordance with GAAP of assets or liabilities from current to long-term or vice-versa),

(vi) cash payments by Parent and the Restricted Subsidiaries during such period in respect of long-term liabilities of Parent and the Restricted Subsidiaries other than Indebtedness,

(vii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Investments and acquisitions made during such period pursuant to Section 7.02(b), (j) or (o) to the extent that such Investments and acquisitions were financed with internally generated cash flow of Parent and the Restricted Subsidiaries;

(viii) the amount of Restricted Payments paid during such period pursuant to Section 7.06(j) to the extent such Restricted Payments were financed with internally generated cash flow of Parent and the Restricted Subsidiaries;

(ix) the aggregate amount of expenditures actually made by Parent and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period,

(x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by Parent and the Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness,

(xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by Parent or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property to be consummated or made during the period of four consecutive fiscal quarters of Parent following the end of such period; provided that to the extent the aggregate amount of internally generated cash flow actually utilized to finance such Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, and

(xii) the amount of cash taxes paid or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Rate” means on any day with respect to any currency other than Dollars, the rate at which such currency may be exchanged into Dollars, as set forth at approximately 11:00 a.m. (London time) on such day on the Reuters World Currency Page for such currency; in the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m. (New York City time) on such date for the purchase of Dollars for delivery two Business Days later.

“Excluded Proceeds” has the meaning specified in the definition of Net Cash Proceeds.

“Excluded Proceeds Specified Debt” has the meaning specified in the definition of Net Cash Proceeds.

“Excluded Subsidiary” means (a) any Subsidiary that is not a wholly owned Subsidiary, (b) any Securitization Subsidiary, (c) each Subsidiary listed on Schedule 1.01D hereto, (d) any Subsidiary that is prohibited by applicable Law from guaranteeing the Obligations, (e) any Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (f) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition financed with secured Indebtedness incurred pursuant to Section 7.03(g) and each Restricted Subsidiary thereof that guarantees such Indebtedness; provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (f) if such secured Indebtedness is repaid or becomes unsecured or if such Restricted Subsidiary ceases to guarantee such secured Indebtedness, as applicable and (g) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrower), the cost or other consequences (including any adverse tax consequences) of providing a Guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom.

“Extended Maturity Term Loans” has the meaning specified in the third introductory paragraph hereto.

“Facility” means the Tranche B-3 Term Loans, the Tranche B-4 Term Loans, the Letter of Credit Facility, the Swing Line Facility, the Dollar Revolving Credit Facility or the Alternative Currency Revolving Credit Facility, as the context may require.

“Factoring Assets” has the meaning specified in Section 7.05(m).

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended version or successor provision that is substantively comparable and not materially more onerous to comply with), and any current or future regulations promulgated thereunder or administrative interpretations thereof.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business

Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Citibank on such day on such transactions as determined by the Administrative Agent.

“First Lien Intercreditor Agreement” means (a) the First Lien Intercreditor Agreement dated as of February 19, 2010, among Citibank, N.A., as the Directing Agent, the Collateral Agent, and the Initial Additional First Lien Representative, and each additional Authorized Representative from time to time party thereto or (b) any other first lien intercreditor agreement among Parent, Foreign Holdings, Holdings, the Borrower, the Subsidiary Guarantors, the Collateral Agent and any trustee or collateral agent for the holders of each series of Indebtedness constituting Permitted Additional First Priority Debt, with customary terms and conditions reasonably satisfactory to the Administrative Agent and the Borrower.

“Foreign Acquisition Co.” means a direct Subsidiary of Parent or Foreign Holdings formed after the Closing Date as a holding company for the Transferred Foreign Subsidiaries and other Foreign Subsidiaries of Parent that are not Subsidiaries of Holdings and (i) that provides a Guarantee of the Obligations and (ii) all of whose stock shall be pledged by Parent or Foreign Holdings, as applicable, to secure the Obligations, which Foreign Acquisition Co. shall be organized under the laws of Hungary, Luxembourg, The Netherlands, Iceland, Bermuda, Barbados, Mauritius, the British Virgin Islands, Malta, Cyprus or such other jurisdiction requested by Parent and reasonably acceptable to the Administrative Agent.

“Foreign Holdings” has the meaning specified in the introductory paragraph to this Agreement.

“Foreign Lender” has the meaning specified in Section 10.15(b)(i).

“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, any Loan Party or any Subsidiary with respect to employees employed outside the United States.

“Foreign Reorganization” means the transfer of any Foreign Subsidiary of the Borrower or any transfer of any assets or property of any Foreign Subsidiary of the Borrower to Foreign Acquisition Co. or any Subsidiary thereof; provided that such transferred Foreign Subsidiary and any Person who holds such transferred assets or property (in each case, a “Transferred Foreign Subsidiary”) shall become a Guarantor of the Obligations and Foreign Acquisition Co., shall pledge or cause to be pledged 100% of the Equity Interests of such Transferred Foreign Subsidiary to secure the Obligations.

“Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of Parent which is not a Domestic Subsidiary.

“Foreign Subsidiary Total Assets” means the total assets of the Foreign Subsidiaries, as determined in accordance with GAAP in good faith by a Responsible Officer, without intercompany eliminations.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“Funded Debt” means all Indebtedness of Parent and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Third Restatement Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning specified in Section 10.07(h).

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or monetary other obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien) but, in the case of this clause (b), the amount of any Guarantee shall be deemed to be limited to the lower of (x) the fair market value of such assets and (y) the amount of the Indebtedness so secured; provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Third Restatement Effective Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement”.

“Guaranty” means (a) the guaranty made by Parent, Foreign Holdings, Holdings and the other Subsidiary Guarantors in favor of the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit F and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that is a Lender, an Arranger or an Affiliate of the foregoing at the time it enters into a Secured Hedge Agreement, in its capacity as a party thereto.

“High Yield Notes” means the Senior Notes and Senior Subordinated Notes.

“High Yield Notes Documentation” means the High Yield Notes, and all documents executed and delivered with respect to the High Yield Notes, including the High Yield Notes Indentures.

“High Yield Notes Indentures” means the Senior Notes Indenture and the Senior Subordinated Notes Indenture.

“Holdings” has the meaning specified in the introductory paragraph to this Agreement.

“Honor Date” has the meaning specified in Section 2.03(c)(i).

“Identified Participating Lenders” has the meaning assigned to such term in Section 2.05(a)(v)(C)(3).

“Identified Qualifying Lenders” has the meaning specified in Section 2.05(a)(v)(D)(3).

“Incremental Amendment” has the meaning specified in Section 2.14(a). For the avoidance of doubt, the Third Amendment and Restatement Agreement shall constitute an “Incremental Amendment”.

“Incremental Availability” means, at any time, the excess, if any, of the sum of (a) (i) $100,000,000 minus (ii) the aggregate principal amount of Incremental Term Loans (other than Specified Incremental Term Loans), Revolving Commitment Increases and Permitted Additional Incremental Debt incurred prior to such time, plus (b) an amount equal to the aggregate principal amount of Indebtedness that could be incurred as of such date of determination such that the Senior Secured First Lien Incurrence Test, calculated on a Pro Forma Basis, is satisfied (provided that for purposes of determining compliance with the Senior Secured First Lien Incurrence Test, (A) any Revolving Commitment Increase shall be deemed to have been utilized in full as of such date, (B) all Permitted Additional Incremental Debt shall be deemed to be secured on a first lien basis, whether or not so secured and (C) any cash proceeds to be received from the incurrence of the applicable Indebtedness shall not be deducted in the calculation of Consolidated Senior Secured First Lien Debt pursuant to clause (b) of the definition thereof). For the avoidance of doubt, the Tranche B-3 Term Loans and the Tranche B-4 Term Loans, in each case, made on the Third Restatement Effective Date shall not reduce the Incremental Availability.

“Incremental Facility Closing Date” has the meaning specified in Section 2.14(a).

“Incremental Term Loans” has the meaning specified in Section 2.14(a). Unless the context shall otherwise require, the term “Incremental Term Loans” shall include any Specified Incremental Term Loans made after the Third Restatement Effective Date.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business, (ii) any earn-out obligation and (iii) any deferred compensation, until such obligation or deferred compensation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness;

(g) all obligations of such Person in respect of Disqualified Equity Interests; and

(h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Debt and (B) in the case of Parent and its Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary of business consistent with past practice. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Liabilities” has the meaning specified in Section 10.05.

“Indemnitees” has the meaning specified in Section 10.05.

“Information” has the meaning specified in Section 10.08.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement, substantially in the form attached as Exhibit I.

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made.

“Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, or to the extent available to each Lender of such Eurocurrency Rate Loan, nine or twelve months or less than one month thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of Parent and its Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business consistent with past practice) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other nationally recognized statistical rating agency selected by the Borrower.

“IP Rights” has the meaning specified in Section 5.15.

“IRS” means the United States Internal Revenue Service.

“Judgment Currency” has the meaning specified in Section 10.19.

“Junior Financing” has the meaning specified in Section 7.12(a).

“Junior Financing Documentation” means any documentation governing any Junior Financing.

“L/C Advances” means the collective reference to Dollar L/C Advances and Alternative Currency L/C Advances.

“L/C Borrowing” means the collective reference to Dollar L/C Borrowings and Alternative Currency L/C Borrowings.

“L/C Credit Extensions” means the collective reference to the Dollar L/C Credit Extensions and the Alternative Currency L/C Credit Extensions.

“L/C Issuer” means the collective reference to the Dollar L/C Issuer and the Alternative Currency L/C Issuer.

“L/C Obligations” means, the collective reference to the Dollar L/C Obligations and the Alternative Currency L/C Obligations.

“Latest Maturity Date” means, at any date of determination, the latest of the Maturity Dates.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.”

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facilities (or, if such day is not a Business Day, the next preceding Business Day).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to a Borrower under Article 2 (or, in the case of the Tranche B-3 Term Loans or the Tranche B-4 Term Loans, under the Third Amendment and Restatement Agreement) in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) each Letter of Credit Application, (vi) Amendment No. 1, (vii) Amendment No. 2, (viii) the Amendment and Restatement Agreement, (ix) Amendment No. 4, (x) the First Lien Intercreditor Agreement, (xi) the Second Amendment and Restatement Agreement, (xii) the Third Amendment and Restatement Agreement, (xiii) each Incremental Amendment, (xiv) the Second Lien Intercreditor Agreement, if any, (xv) each Loan Modification Agreement, and (xvi) each Refinancing Term Loan Amendment.

“Loan Modification Agreement” has the meaning specified in Section 2.16(b).

“Loan Modification Offer” has the meaning specified in Section 2.16(a).

“Loan Parties” means, collectively, (i) Parent, (ii) Foreign Holdings, (iii) Holdings, (iv) the Borrower, (v) each Guarantor that is a Domestic Subsidiary of Parent and (vi) each other Guarantor that satisfies the Collateral and Guarantee Requirement (without giving effect to clause (c) of the last paragraph of the definition of “Collateral and Guarantee Requirement”).

“Management Stockholders” means the members of management of Parent or any of its Subsidiaries who are investors in Parent or any direct or indirect parent thereof.

“Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01C.

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of Parent and its Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Loan Parties and the Guarantors (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties or Guarantors is a party or (c) a material adverse effect on the rights and remedies of the Lenders or the Agents under any Loan Document.

“Material Domestic Subsidiary” means, at any date of determination, each of Parent’s Domestic Subsidiaries other than Holdings and the Borrower (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 5% of the Total Assets of Parent and the Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 5% of the consolidated gross revenues of Parent and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.

“Material Foreign Subsidiary” means, at any date of determination, each of Parent’s Foreign Subsidiaries other than Foreign Holdings and Foreign Acquisition Co. (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 5% of the Total Assets of Parent and the Restricted Subsidiaries at such date or (b) whose gross revenues for such Test Period were equal to or greater than 5% of the consolidated gross revenues of Parent and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.

“Material Real Property” means any real property owned by any Loan Party with a book value in excess of $25,000,000.

“Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary.

“Maturity Date” means, (a) with respect to the Revolving Credit Facilities, July 1, 2016, (b) with respect to the Tranche B-3 Term Loans, December 1, 2016 and (c) with respect to the Tranche B-4 Term Loans, March 1, 2020; provided, however, that the date specified in clause (c) hereof will automatically become December 15, 2017 if, as of December 1, 2017, (i) the Maturity Trigger-Senior Secured Notes has occurred and (ii) the aggregate principal amount of Specified Senior Secured Notes outstanding on such date exceeds $500,000,000; provided that, in each case, if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day; provided, further, that any Permitted Refinancing of Specified Senior Secured Notes shall be deemed Specified Senior Secured Notes only if such Permitted Refinancing matures or requires any scheduled amortization, repayment of principal, mandatory redemption or sinking fund obligations prior to the date that is ninety-one (91) days after March 1, 2020 (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration right after an event of default).

“Maturity Trigger-Senior Secured Notes” means, and shall be deemed to have occurred if, the Total Leverage Ratio with respect to the September 30, 2017 Test Period is greater than 4.00:1.00.

“Maximum Rate” has the meaning specified in Section 10.10.

“MNPI” means material information concerning the Borrower, Holdings, Foreign Holdings, Parent, any direct or indirect parent of Parent or any Subsidiary or any of their securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative agent on behalf of the Lenders in form and substance reasonably satisfactory to the Administrative Agent, and any other mortgages executed and delivered pursuant to Section 6.11.

“Mortgage Policies” has the meaning specified in Section 6.13(b)(ii).

“Mortgaged Properties” has the meaning specified in paragraph (g) of the definition of Collateral and Guarantee Requirement.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the past six years, has made or been obligated to make contributions.

“Net Cash Proceeds” means:

(a) with respect to the Disposition of any asset by Parent or any Restricted Subsidiary or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of Parent or any Restricted Subsidiary) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is required to be repaid (and is timely repaid) in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), (B) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by Parent or such Restricted Subsidiary in connection with such Disposition or Casualty Event, (C) taxes paid or reasonably estimated to be actually payable in connection therewith, and (D) any reserve for (x) adjustment in respect of the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by Parent or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or any indemnification obligations associated with such transaction and it being understood that “Net Cash Proceeds” shall include any cash or Cash Equivalents (i) received upon the Disposition of any non-cash consideration received by Parent or any Restricted Subsidiary in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (D) above or, if such liabilities have not been satisfied in cash and such reserve is not reversed within three hundred and sixty-five (365) days after such Disposition or Casualty Event, the amount of such reserve; provided that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Cash Proceeds unless such net cash proceeds shall exceed a Dollar Amount of $20,000,000, (y) no such net cash proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed a Dollar Amount of

$50,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a)) and (z) in addition to the foregoing, net cash proceeds in an aggregate principal amount of up to $500,000,000 (the “Excluded Proceeds”) shall not constitute Net Cash Proceeds under this clause (a) so long as such net cash proceeds are, within 60 days following receipt thereof, applied to repay Specified Senior Secured Notes, High Yield Notes, Permitted Additional Incremental Debt or Permitted Term Loan Refinancing Debt, or Permitted Refinancings of any of the foregoing (collectively, the “Excluded Proceeds Specified Debt”) (provided that to the extent not so applied within such period, such net cash proceeds shall constitute Net Cash Proceeds for all purposes hereof); and

(b) (i) with respect to the incurrence or issuance of any Indebtedness by Parent or any Restricted Subsidiary or any Permitted Equity Issuance by Parent, the excess, if any, of (x) the sum of the cash received in connection with such incurrence or issuance over (y) the investment banking fees, underwriting discounts, commissions, costs and other out-of-pocket expenses and other customary expenses, incurred by Parent or such Restricted Subsidiary in connection with such incurrence or issuance and (ii) with respect to any Permitted Equity Issuance by any direct or indirect parent of Parent, the amount of cash from such Permitted Equity Issuance contributed to the capital of Parent.

“Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“New Term Lenders” means a Lender that made a New Term Loan on the Amendment No. 2 Effective Date.

“New Term Loans” means the term loans made pursuant to Amendment No. 2 (which, for the avoidance of doubt, have been repaid in full as of the Second Restatement Effective Date).

“Non-Cash Charges” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Non-Consenting Lender” has the meaning specified in Section 3.07(d).

“Non-Loan Party” means any Subsidiary of Parent that is not a Loan Party.

“Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Note” means a Term Note, a Dollar Revolving Credit Note or an Alternative Currency Revolving Credit Note, as the context may require.

“Not Otherwise Applied” means, with reference to any amount of Net Cash Proceeds of any transaction or event or of the Available Amount that is proposed to be applied to a particular use or transaction, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.05(b), and (b) has not previously been (and is not simultaneously being) applied to anything other than that such particular use or transaction.

“Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party, any Guarantor and their respective Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party, any Guarantor or any of their respective Subsidiaries of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (y) obligations of any Loan Party, any Guarantor and their respective Subsidiaries arising under any Secured Hedge Agreement, and (z) Cash Management Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties and the Guarantors under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party, any Guarantor or any of their respective Subsidiaries under any Loan Document and (b) the obligation of any Loan Party, any Guarantor or any of their respective Subsidiaries to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party, such Guarantor or such Subsidiary.

“Offered Amount” has the meaning assigned to such term in Section 2.05(a)(v)(D)(1).

“Offered Discount” has the meaning assigned to such term in Section 2.05(a)(v)(D)(1).

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Credit Agreement” has the meaning specified in the first introductory paragraph hereto.

“Original Maturity Term Loans” has the meaning specified in the third introductory paragraph hereto.

“Other Parent Guarantors” means (i) Public Parent and (ii) Holdings II.

“Other Taxes” has the meaning specified in Section 3.01(b).

“Outstanding Amount” means (a) with respect to the Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the Dollar Amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the Federal Funds Rate, and (b) with respect to any amount denominated in an Alternative Currency (other than Dollars), the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Citibank in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Parent” has the meaning specified in the introductory paragraph to this Agreement.

“Participant” has the meaning specified in Section 10.07(e).

“Participant Register” has the meaning specified in Section 10.07(e).

“Participating Lender” has the meaning assigned to such term in Section 2.05(a)(v)(C)(2).

“Participating Member State” means each state so described in any EMU Legislation.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the past six years.

“Permira” means Permira Advisers, LLC.

“Permira Funds” means investment funds advised by Permira.

“Permitted Acquisition” has the meaning specified in Section 7.02(j).

“Permitted Additional First Priority Debt” means any Permitted Additional Incremental Debt or Permitted Term Loan Refinancing Debt that is secured by all or any portion of the Collateral on a pari passu basis with the Obligations in accordance with the terms of this Agreement.

“Permitted Additional Incremental Debt” means Indebtedness of the Borrower in the form of one or more series of debt securities or bank loans, which Indebtedness may be unsecured, secured by all or any portion of the Collateral on a junior basis to the Liens securing the Obligations or, solely in the case of such Indebtedness in the form of debt securities, secured by all or any portion of the Collateral on a pari passu basis with the Obligations; provided that (a) the stated maturity dated of such Indebtedness is no earlier than, and the terms of such Indebtedness shall not provide for any scheduled amortization, principal or sinking fund payments prior to, the date that is ninety-one (91) days after the Latest Maturity Date of any Loans or Revolving Credit Commitments outstanding at such time, (b) the terms and conditions of such Indebtedness do not provide for any mandatory prepayment or redemption, prepayment or redemption at the option of the holder thereof, or similar mandatory prepayment provisions, other than upon the occurrence of a change of control or similar event, asset sale or casualty or condemnation event and customary acceleration rights following an event of default, in each case that is customary for Indebtedness of such type (and in any event, that is no more restrictive than the terms of this Agreement), (c) the Borrower shall be the issuer in respect thereof, (d) such Indebtedness is not Guaranteed by any person other than a Loan Party or a Parent Guarantor that Guarantees the Obligations and the terms of such Guarantees are no more favorable to the secured parties under such Indebtedness than the terms of the Guaranty are to the Secured Parties, (e) if secured, (i) such Indebtedness is secured only by Liens on the Collateral (or any portion thereof) and is not secured by any Lien on any asset of the Borrower, any Subsidiary or any other Affiliate of the Borrower, other than any asset constituting Collateral and (ii) all security therefor shall be granted pursuant to documentation that satisfies the definition of “Permitted Additional Secured Debt Collateral Documents” and the secured parties thereunder, or a trustee or collateral agent on their behalf, shall have become a party to the First Lien Intercreditor Agreement or the Second Lien Intercreditor Agreement, as applicable, (f) the covenants and events of default and other terms of such Indebtedness (other than provisions relating to original issue discount, upfront fees and interest rates, margins, rate floors, prepayment and redemption premiums and maturity date) are not, taken as a whole, more restrictive to Holdings, Foreign Holdings, Parent, the Borrower and their respective Subsidiaries than those in this Agreement (and in any event do not include any financial maintenance covenant), (g) if such Indebtedness is subordinated, such subordination is on terms no less favorable to the Lenders than the subordination terms set forth in the Senior Subordinated Notes Indenture as of the Closing Date, (h) the aggregate principal amount of such Indebtedness shall not exceed the Incremental Availability at the time of the incurrence thereof and (i) at the time of and immediately after giving effect to the incurrence thereof, no Default or Event of Default shall have occurred and be continuing; provided further that, with respect to clause (a) above, Indebtedness constituting Permitted Additional Incremental Debt when issued shall not cease to constitute Permitted Additional Incremental Debt as a result of the subsequent extension of the Latest Maturity Date of any Loan or Revolving Credit Commitment.

“Permitted Additional Second Priority Debt” means any Permitted Additional Incremental Debt or Permitted Term Loan Refinancing Debt that is secured by all or any portion of the Collateral on a junior basis to the Liens secured the Obligations in accordance with the terms of this Agreement.

“Permitted Additional Secured Debt Collateral Documents” means, collectively, any security agreement, mortgage, pledge agreement or other similar agreement and each of the other agreements, instruments or documents that creates or purports to create a Lien on the Collateral in favor of the secured parties, or a trustee or collateral agent on their behalf, under the Specified Senior Secured Notes, Permitted Additional First Priority Debt or Permitted Additional Second Priority Debt; provided that the terms thereof are no more restrictive to the Loan Parties (and beneficial to the secured parties thereunder) than the terms of the Collateral Documents.

“Permitted Amendments” has the meaning specified in Section 2.16(c).

“Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of Parent or any direct or indirect parent of Parent, in each case to the extent permitted hereunder.

“Permitted Holders” means each of (i) the Sponsors and (ii) the Management Stockholders.

“Permitted Intercompany Transfer” means any consolidation, merger, winding up, sale, assignment, transfer, lease, conveyance or other disposal of all or substantially all of the assets of any Other Parent Guarantor, Parent or Foreign Holdings with, into or to any other Person that expressly assumes all the obligations of such Other Parent Guarantor, Parent or Foreign Holdings, as applicable, under this Agreement (such Person, a “Successor Person”); provided (i) with respect to any Other Parent Guarantor, the Successor Person is any Other Parent Guarantor, Parent, Foreign Holdings or Holdings, (ii) with respect to Parent, the Successor Person is Foreign Holdings or Holdings and (iii) with respect to Foreign Holdings, the Successor Person is Parent, Foreign Holdings or Holdings.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), at the time thereof, no Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Indebtedness permitted pursuant to Section 7.03(b), 7.03(t) or is

Permitted Additional Incremental Debt, Permitted Term Loan Refinancing Debt or Junior Financing, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended, (e) in the case of any Permitted Refinancing in respect of Indebtedness constituting Permitted Additional Incremental Debt, such Indebtedness complies with the requirements set forth in the proviso to the definition of Permitted Additional Incremental Debt (it being understood that the terms relating to collateral, if any, and lien priority of such Permitted Refinancing shall be no less favorable to the Loan Parties or the Lenders than such terms applicable to the Indebtedness being refinanced), (f) in the case of any Permitted Refinancing in respect of Indebtedness constituting Permitted Term Loan Refinancing Debt, such Indebtedness complies with the requirements set forth in the proviso to the definition of Permitted Term Loan Refinancing Debt (other than clause (h) thereof) (it being understood that the terms relating to collateral, if any, and lien priority of such Permitted Refinancing shall be no less favorable to the Loan Parties or the Lenders than such terms applicable to the Indebtedness being refinanced), (g) in the case of any Permitted Refinancing in respect of the Indebtedness under any Specified Senior Secured Notes, such Permitted Refinancing complies with the applicable requirements set forth in the proviso to the definition of Permitted Additional Incremental Debt (it being understood that such definition shall be deemed to refer to the Specified Senior Secured Notes for purposes hereof), and (h) in the case of any Permitted Refinancing in respect of Indebtedness under any High Yield Notes or Specified Senior Secured Notes, such Permitted Refinancing Indebtedness shall not be required to be incurred substantially contemporaneously with the related refinancing of such High Yield Notes or Specified Senior Secured Notes, as applicable; provided that any portion of the Net Cash Proceeds of such Permitted Refinancing Indebtedness that is not applied to the repayment or prepayment of such High Yield Notes or Specified Senior Secured Notes, as applicable, within 45 days following the incurrence of such Permitted Refinancing Indebtedness shall not constitute Permitted Refinancing Indebtedness in respect of such High Yield Notes or Specified Senior Secured Notes, as applicable; provided further that any portion of the Net Cash Proceeds not so applied that is applied within such 45-day period to make an optional prepayment of Term Loans pursuant to Section 2.05(a) shall be deemed to be Permitted Refinancing Indebtedness.

“Permitted Refinancing Indebtedness” means Indebtedness incurred pursuant to any Permitted Refinancing.

“Permitted Term Loan Refinancing Debt” means Indebtedness of the Borrower in the form of one or more series of debt securities or bank loans, which Indebtedness may be unsecured, secured by all or any portion of the Collateral on a junior basis to the Liens securing the Obligations or, solely in the case of such Indebtedness in the form of debt securities, secured by all or any portion of the Collateral on a pari passu basis with the Obligations; provided that (a) the stated maturity dated of such Indebtedness is no earlier than, and the terms of such Indebtedness shall not provide for any scheduled amortization, principal or sinking fund payments prior to, the date that is ninety-one (91) days after the Latest Maturity Date of any Loans or Revolving Credit Commitments outstanding at such time, (b) the terms and conditions of such Indebtedness do not provide for any mandatory prepayment or redemption, prepayment or redemption at the option of the holder thereof, or similar mandatory prepayment provisions, other than upon the occurrence of a change of control or similar event, asset sale or casualty or condemnation event and customary acceleration rights following an event of default, in each case that is customary for Indebtedness of such type (and in any event, that is no more restrictive than the terms of this Agreement), (c) the Borrower shall be the issuer in respect thereof, (d) such Indebtedness is not Guaranteed by any person other than a Loan Party or a Parent Guarantor that Guarantees the Obligations and the terms of such Guarantees are no more favorable to the secured parties under such notes than the terms of the Guaranty are to the Secured Parties, (e) if secured, (i) such Indebtedness is secured only by Liens on the Collateral (or any portion thereof) and is not secured by any Lien on any asset of the Borrower, any Subsidiary or any other Affiliate of the Borrower, other than any asset constituting Collateral and (ii) all security therefor shall be granted pursuant to documentation that satisfies the definition of “Permitted Additional Secured Debt Collateral Documents” and the secured parties thereunder, or a trustee or collateral agent on their behalf, shall have become a party to the First Lien Intercreditor Agreement or the Second Lien Intercreditor Agreement, as applicable, (f) the covenants and events of default and other terms of such Indebtedness (other than provisions relating to original issue discount, upfront fees and interest rates, margins, rate floors, prepayment and redemption premiums and maturity date) are not, taken as a whole, more restrictive to Holdings, Foreign Holdings, Parent, the Borrower and their respective Subsidiaries than those in this Agreement (and in any event do not include any financial maintenance covenant), (g) if such Indebtedness is subordinated, such subordination is on terms no less favorable to the Lenders than the subordination terms set forth in the Senior Subordinated Notes Indenture as of the Closing Date, (h) the Net Cash Proceeds of such Indebtedness are applied to prepay Term Loans in accordance with Section 2.05(c) and (i) at the time of and immediately after giving effect to the incurrence thereof, no Default or Event of Default shall have occurred and be continuing; provided further that, with respect to clause (a) above, Indebtedness constituting Permitted Term Loan Refinancing Debt when issued shall not cease to constitute Permitted Term Loan Refinancing Debt as a result of the subsequent extension of the Latest Maturity Date of any Loan or Revolving Credit Commitment.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Post-Acquisition Period” means, with respect to any Permitted Acquisition, the period beginning on the date such Permitted Acquisition is consummated and ending on the last day of the sixth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition is consummated.

“Principal L/C Issuer” means any L/C Issuer that has issued Letters of Credit under either Revolving Credit Facility having an aggregate Outstanding Amount in excess of $10,000,000.

“Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or the Consolidated EBITDA of Parent, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by Parent in good faith as a result of (a) actions taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (b) any additional costs incurred during such Post-Acquisition Period, in each case in connection with the combination of the operations of such Acquired Entity or Business with the operations of Parent and the Restricted Subsidiaries; provided that, so long as such actions are taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, the cost savings related to such actions or such additional costs, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided further that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Subsidiary of Parent or any division, product line, or facility used for operations of Parent or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by Parent or any of the Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to (A) above, the foregoing pro forma adjustments may be applied to any such test solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (as determined by Parent in good faith) (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on Parent and the Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment.

“Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities at such time; provided that if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Projections” shall have the meaning specified in Section 6.01(c).

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Factoring Arrangement” has the meaning specified in Section 6.05(m).

“Qualified Securitization Financing” means any Securitization Financing of a Securitization Subsidiary that meets the following conditions: (a) the board of directors of Parent shall have determined in good faith that such Qualified Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to Parent and the Securitization Subsidiary, (b) all sales and/or contributions of Securitization Assets and related assets to the Securitization Subsidiary are made at fair market value (as determined in good faith by Parent) and (iii) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by Parent) and may include Standard Securitization Undertakings. The grant of a security interest in any Securitization Assets of Parent or any of its Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness under this Agreement prior to engaging in any Securitization Financing shall not be deemed a Qualified Securitization Financing.

“Qualifying IPO” means the issuance by Parent or any direct or indirect parent of Parent of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Qualifying Lender” has the meaning assigned to such term in Section 2.05(a)(v)(D)(3).

“Refinancing Term Lender” has the meaning specified in Section 2.18(b).

“Refinancing Term Loan Amendment” has the meaning specified in Section 2.18(a).

“Refinancing Term Loan Effective Date” has the meaning specified in Section 2.18(a).

“Refinancing Term Loans” has the meaning specified in Section 2.18(a).

“Register” has the meaning specified in Section 10.07(d).

“Rejection Notice” has the meaning specified in Section 2.05(b)(vi).

“Reportable Event” means with respect to any Plan any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate Dollar Amount of each Lender’s risk participation and funded participation in Dollar L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitment and unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender or Parent or any Affiliate thereof shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party or a Guarantor and, as to any document delivered on the Third Restatement Effective Date, any secretary or assistant secretary of a Loan Party or a Guarantor. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party or Guarantor shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party or such Guarantor and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party or such Guarantor.

“Restatement Effective Date” means February 19, 2010 (being the date all the conditions precedent set forth in Section 7 of the Amendment and Restatement Agreement were satisfied or waived in accordance with the Amendment and Restatement Agreement).

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of Parent or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to Parent’s stockholders, partners or members (or the equivalent Persons thereof).

“Restricted Subsidiary” means any Subsidiary of Parent other than an Unrestricted Subsidiary.

“Revolving Commitment Increase” has the meaning specified in Section 2.14(a).

“Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(a).

“Revolving Credit Borrowing” means a Dollar Revolving Credit Borrowing or an Alternative Currency Revolving Credit Borrowing.

“Revolving Credit Commitments” means the collective reference to the Dollar Revolving Credit Commitment and the Alternative Currency Revolving Credit Commitment.

“Revolving Credit Exposure” means the collective reference to the Dollar Revolving Credit Exposure and the Alternative Currency Revolving Credit Exposure.

“Revolving Credit Facilities” means the collective reference to the Dollar Revolving Credit Facility and the Alternative Currency Revolving Credit Facility.

“Revolving Credit Facility Amendment Effective Date” has the meaning set forth in Amendment No. 4.

“Revolving Credit Lenders” means the collective reference to the Dollar Revolving Credit Lenders and the Alternative Currency Revolving Credit Lenders.

“Revolving Credit Loans” means the collective reference to the Dollar Revolving Credit Loans and the Alternative Currency Revolving Credit Loans.

“S&P” means Standard & Poor’s Ratings Services, and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency (other than Dollars), same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amended and Restated Credit Agreement” has the meaning specified in the preamble hereto.

“Second Amendment and Restatement Agreement” means the Amendment Agreement dated as of February 28, 2012, among the Borrower, Holdings, Foreign Holdings, Parent, the Other Parent Guarantors, the Subsidiary Guarantors, the Lenders party thereto, the Administrative Agent, the Collateral Agent, the Swing Line Lender and the L/C Issuer.

“Second Lien Intercreditor Agreement” means an intercreditor agreement among Parent, Foreign Holdings, Holdings, the Borrower, the Subsidiary Guarantors, the Collateral Agent and any trustee or collateral agent for the holders of each series of Indebtedness constituting Permitted Additional Second Priority Debt, pursuant to which it is agreed that the Liens on the Collateral securing such Permitted Additional Second Priority Debt are subordinated to the Liens on the Collateral securing the Obligations on customary terms and conditions reasonably satisfactory to the Administrative Agent and the Borrower.

“Second Restatement Effective Date” means the first date all the conditions precedent set forth in Section 6 of the Second Amendment and Restatement Agreement are satisfied or waived in accordance with the Second Amendment and Restatement Agreement.

“Secured Hedge Agreement” means any Swap Contract permitted under Section 7.03(f) that is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the Hedge Banks, the Cash Management Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c).

“Securities Act” means the Securities Act of 1933.

“Securitization Assets” means the accounts receivable, royalty or other revenue streams and other rights to payment related to the Specified Contract Rights subject to a Qualified Securitization Financing and the proceeds thereof.

“Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Subsidiary in connection with any Qualified Securitization Financing.

“Securitization Financing” means any transaction or series of transactions that may be entered into by Parent or any of its Subsidiaries pursuant to which Parent or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Subsidiary (in the case of a transfer by Parent or any of its Subsidiaries) or (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in, any Securitization Assets of Parent or any of its Subsidiaries, and any assets related thereto, including all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, proceeds of such Securitization Assets and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Securitization Assets.

“Securitization Repurchase Obligation” means any obligation of a seller of Securitization Assets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

“Securitization Subsidiary” means a wholly owned Subsidiary of Parent (or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which Parent or any Subsidiary of Parent makes an Investment and to which Parent or any Subsidiary of Parent transfers Securitization Assets and related assets) that engages in no activities other than in connection with the financing of Securitization Assets of Parent or its Subsidiaries, all proceeds thereof and all rights (contingent and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the board of directors of Parent or such other Person (as provided below) as a Securitization Subsidiary and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Parent, Holdings, the Borrower or any other Subsidiary of Parent, other than another Securitization Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates Parent, Holdings, the Borrower or any other Subsidiary of Parent, other than another Securitization Subsidiary, in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of Parent, Holdings, the Borrower or any other Subsidiary of Parent, other than another Securitization Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which none of Parent, Holdings, the Borrower or any other Subsidiary of Parent, other than another Securitization Subsidiary, has any material contract, agreement, arrangement or understanding other than on terms which Parent reasonably believes to be no less favorable to Parent, Holdings, the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of Parent and (c) to which none of Parent, Holdings, the Borrower or any other Subsidiary of Parent, other than another Securitization Subsidiary, has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the board of directors of Parent or such other Person shall be evidenced to the Administrative Agent by delivery to the Administrative Agent of a certified copy of the resolution of the board of directors of Parent or such other Person giving effect to such designation and a certificate executed by a Responsible Officer certifying that such designation complied with the foregoing conditions.

“Security Agreement” means, collectively, the Security Agreement executed by the Loan Parties (other than Parent), substantially in the form of Exhibit G, together with each other security agreement supplement executed and delivered pursuant to Section 6.11.

“Security Agreement Supplement” has the meaning specified in the Security Agreement.

“Senior Notes” means, collectively, (i) $98,000,000 in aggregate outstanding principal amount of the Borrower’s fixed rate senior unsecured notes due 2014, (ii) $57,000,000 in aggregate outstanding principal amount of the Borrower’s senior unsecured floating rate notes due 2014, (iii) $739,000,000 in aggregate outstanding principal amount of 8.05% senior unsecured notes due 2020 and (iv) $473,000,000 in aggregate outstanding principal amount of 10.75% senior unsecured notes due 2020.

“Senior Secured First Lien Incurrence Test” means, as of any date, that the Senior Secured First Lien Leverage Ratio shall be no greater than 4.00 to 1.00.

“Senior Secured First Lien Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Senior Secured First Lien Debt as of the last day of such Test Period to (b) Consolidated EBITDA of Parent for such Test Period.

“Senior Notes Indenture” means the Indenture for the Senior Notes, dated as of December 1, 2006.

“Senior Subordinated Notes” means $264,000,000 in aggregate outstanding principal amount of the Borrower’s fixed rate senior subordinated notes due 2016.

“Senior Subordinated Notes Indenture” means the Indenture for the Senior Subordinated Notes, dated as of December 1, 2006.

“Sold Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Solicited Discounted Prepayment Amount” has the meaning assigned to such term in Section 2.05(a)(v)(D)(1).

“Solicited Discounted Prepayment Notice” means an irrevocable written notice of a Borrower Solicitation of Discounted Prepayment Offers made pursuant to Section 2.05(a)(v)(D) substantially in the form of Exhibit J-5.

“Solicited Discounted Prepayment Offer” means the irrevocable written offer by each Term Lender, substantially in the form of Exhibit J-6, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.

“Solicited Discounted Prepayment Response Date” has the meaning assigned to such term in Section 2.05(a)(v)(D)(1).

“Solicited Discount Proration” has the meaning assigned to such term in Section 2.05(a)(v)(D)(3).

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPC” has the meaning specified in Section 10.07(h).

“Specified Contract Rights” means certain intellectual property licenses, agreements or other contracts giving rise to not more than $100,000,000 of annual accounts receivable, royalty or other intellectual property revenue streams or other rights to payment.

“Specified Discount” has the meaning assigned to such term in Section 2.05(a)(v)(B)(1).

“Specified Discount Prepayment Amount” has the meaning assigned to such term in 2.05(a)(v)(B)(1).

“Specified Discount Prepayment Notice” means an irrevocable written notice of the Borrower of Specified Discount Prepayment made pursuant to Section 2.05(a)(v)(B) substantially in the form of Exhibit J-1.

“Specified Discount Prepayment Response” means the irrevocable written response by each Term Lender, substantially in the form of Exhibit J-2, to a Specified Discount Prepayment Notice.

“Specified Discount Prepayment Response Date” has the meaning assigned to such term in Section 2.05(a)(v)(B)(1).

“Specified Discount Proration” has the meaning assigned to such term in Section 2.05(a)(v)(B)(3).

“Specified Foreign Subsidiaries” means each Material Foreign Subsidiary that is not a direct or indirect Subsidiary of Holdings, each Transferred Foreign Subsidiary and, after its formation, Foreign Acquisition Co.

“Specified Incremental Term Loans” means Incremental Term Loans (a) that have a stated Maturity Date no earlier than ninety-one (91) days after the Latest Maturity Date of any Loans or Revolving Credit Commitments outstanding at the time of incurrence of such Incremental Term Loans, (b) that have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of any Loans or Revolving Credit Commitments outstanding at the time of incurrence of such Incremental Term Loans, (c) the proceeds of which are used by the Borrower, substantially concurrently with the incurrence thereof, to prepay the Specified Senior Secured Notes or Permitted Additional First Priority Debt in an aggregate principal amount, together with the aggregate principal amount of Specified Senior Secured Notes prepaid with the proceeds of such Incremental Term Loans, not to exceed the aggregate principal amount of Specified Senior Secured Notes outstanding on the Third Restatement Effective Date and (d) that are otherwise incurred in accordance with, and satisfy the other conditions set forth in, Section 2.14; provided that Incremental Term Loans constituting Specified Incremental Term Loans when incurred shall not cease to constitute Specified Incremental Term Loans as a result of the subsequent extension of the Latest Maturity Date of any Loan or Revolving Credit Commitment.

“Specified Senior Secured Notes” means, collectively, (a) the Borrower’s 10.125% senior secured fixed rate notes due 2018 and (b) the Borrower’s 9.25% senior secured fixed rate notes due 2018.

“Specified Senior Secured Notes Indenture” means (a) that certain Senior Secured Notes Indenture for the Specified Senior Secured Notes dated as of February 19, 2010, among the Borrower, the Guarantors listed therein and the Bank of New York Mellon Trust Company, N.A. as trustee, as the same may be amended, restated, supplemented, substituted, replaced, refinanced or otherwise modified from time to time and (b) that certain Senior Secured Notes Indenture for the Specified Senior Secured Notes dated as of April 13, 2010, among the Borrower, the Guarantors listed therein and the Bank of New York Mellon Trust Company, N.A. as trustee, as the same may be amended, restated, supplemented, substituted, replaced, refinanced or otherwise modified from time to time.

“Specified Transaction” means any Investment, Disposition, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation, Incremental Term Loan, Revolving Commitment Increase that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”; provided that a Revolving Commitment Increase, for purposes of this “Specified Transaction” definition, shall be deemed to be fully drawn.

“Sponsor Group” means The Blackstone Group, The Carlyle Group, Permira, Texas Pacific Group and GGC Administration, LLC and their respective Affiliates and funds or partnerships managed by any of them or any of their respective Affiliates, but not including, however, any of their respective portfolio companies.

“Sponsors” means The Blackstone Group, The Carlyle Group, Permira Funds and Texas Pacific Group and their respective Affiliates and funds or partnerships managed by any of them or any of their respective Affiliates, but not including, however, any of their respective portfolio companies.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by Parent or any Subsidiary of Parent which Parent has determined in good faith to be customary, necessary or advisable in a Securitization Financing.

“Sterling” and “£” means the lawful currency of the United Kingdom.

“Submitted Amount” has the meaning assigned to such term in Section 2.05(a)(v)(C)(1).

“Submitted Discount” has the meaning assigned to such term in Section 2.05(a)(v)(C)(1).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Parent.

“Subsidiary Guarantor” means, collectively, the Subsidiaries of Parent that are Guarantors.

“Successor Borrower” has the meaning specified in Section 7.04(d).

“Successor Person” has the meaning specified in the definition of “Permitted Intercompany Transfer”.

“Supplemental Administrative Agent” has the meaning specified in Section 9.13 and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Facility” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Lender” means Citibank, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Obligations” means, as at any date of determination, the aggregate principal amount of all Swing Line Loans outstanding.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the aggregate Dollar Amount of the Dollar Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Dollar Revolving Credit Commitments.

“Syndication Agent” means Credit Suisse Securities (USA) LLC, as Syndication Agent under the Original Credit Agreement.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” has the meaning specified in Section 3.01(a).

“Term Borrowing” means a borrowing consisting of Term Loans of the same Type, Class and currency and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term Lenders pursuant to this Agreement.

“Term Commitment” means, (a) as to each Term Lender (other than a Tranche B-3 Term Lender or Tranche B-4 Term Lender), its obligation to make a Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(a) under the caption “Term Commitment” or in the Assignment and Assumption, Incremental Amendment or Refinancing Term Loan Amendment pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement and (b) as to each Tranche B-3 Term Lender and Tranche B-4 Term Lender, its obligation to make a Tranche B-3 Term Loan or Tranche B-4 Term Loan, respectively, to the Borrower pursuant to the Third Amendment and Restatement Agreement in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1 to the Third Amendment and Restatement Agreement under the caption “Tranche B-3 Term Commitment” or “Tranche B-4 Term Commitment”, as applicable, or in the Assignment and Assumption pursuant to which such Tranche B-3 Term Lender or Tranche B-4 Term Lender becomes a party thereto and hereto, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Term Commitments in respect of Tranche B-3 Term Loans on the Third Restatement Effective Date was $350,000,000 and the initial aggregate amount of the Term Commitments in respect of Tranche B-4 Term Loans on the Third Restatement Effective Date was $2,391,000,000.

“Term Lender” means, at any time, any Lender that has a Term Commitment or a Term Loan at such time.

“Term Loans” means, collectively, the Tranche B-3 Term Loans and the Tranche B-4 Term Loans. Unless the context shall otherwise require, the term “Term Loans” shall also include any Incremental Term Loans made after the Third Restatement Effective Date.

“Term Note” means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate Indebtedness of the Borrower to such Term Lender resulting from the Term Loans made by such Term Lender.

“Test Period” in effect at any time shall mean the most recent period of four consecutive fiscal quarters of Parent ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b). A Test Period may be designated by reference to the last day thereof (i.e., the “March 31, 2007 Test Period” refers to the period of four consecutive fiscal quarters of the Borrower ended on or about March 31, 2007), and a Test Period shall be deemed to end on the last day thereof.

“Third Amendment and Restatement Agreement” means the Amendment Agreement dated as of March 1, 2013, among the Borrower, Holdings, Foreign Holdings, Parent, the Other Parent Guarantors, the Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent, the Collateral Agent and the L/C Issuer.

“Third Restatement Arrangers” means Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, each in its capacity as a Joint Lead Arranger under this Agreement.

“Third Restatement Effective Date” means March 1, 2013, which was the Third Restatement Effective Date under (and as defined in) the Third Amendment and Restatement Agreement.

“Threshold Amount” means $50,000,000.

“Total Assets” means the total assets of Parent and the Restricted Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of Parent delivered pursuant to Section 6.01(a) or (b).

“Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA of Parent for such Test Period.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Tranche B-1 Term Loans” means the Term Loans made pursuant to Section 2.01(a) and outstanding under the Original Credit Agreement immediately prior to the Restatement Effective Date that were converted into Extended Maturity Term Loans on the Restatement Effective Date pursuant to the Amendment and Restatement Agreement and were redesignated as “Tranche B-1 Term Loans” on the Second Restatement Effective Date pursuant to the Second Amendment and Restatement Agreement.

“Tranche B-2 Term Lender” means a Lender with an outstanding Tranche B-2 Term Loan.

“Tranche B-2 Term Loans” means the term loans made pursuant to the Second Amendment and Restatement Agreement, the terms of which were set forth in the Second Amended and Restated Credit Agreement and the Second Amendment and Restatement Agreement.

“Tranche B-3 Term Lender” means a Lender with an outstanding Tranche B-3 Term Loan.

“Tranche B-3 Term Loans” means the term loans made pursuant to the Third Amendment and Restatement Agreement, the terms of which are set forth in this Agreement and in the Third Amendment and Restatement Agreement.

“Tranche B-4 Term Lender” means a Lender with an outstanding Tranche B-4 Term Loan.

“Tranche B-4 Term Loans” means the term loans made pursuant to the Third Amendment and Restatement Agreement, the terms of which are set forth in this Agreement and in the Third Amendment and Restatement Agreement.

“Transaction” means, collectively, the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and in the case of the Borrower, the Borrowings hereunder, and the payment of the fees and expenses incurred in connection with any of the foregoing.

“Transaction Expenses” means any fees or expenses incurred or paid by Parent or any Restricted Subsidiary in connection with the Transaction, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

“Transferred Foreign Subsidiary” has the meaning specified in the definition of “Foreign Reorganization”.

“Type” means, with respect to a Loan denominated in Dollars, its character as a Base Rate Loan or a Eurocurrency Rate Loan.

“Uniform Commercial Code” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Unrestricted Subsidiary” means (i) each Subsidiary of Parent listed on Schedule 1.01B, (ii) each Securitization Subsidiary and (iii) any Subsidiary of Parent designated by the board of directors of Parent as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Third Restatement Effective Date.

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.

“U.S. Lender” has the meaning specified in Section 10.15(c).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

“Weighted Average Yield” means, at any time, with respect to any Loan or other Indebtedness, the weighted average yield to stated maturity of such Loan or other Indebtedness, based on the interest rate or rates applicable thereto and giving effect to all upfront or similar fees or original issue discount payable to the lenders of such Loans or other Indebtedness with respect thereto and to any interest rate “floor”; provided that the Weighted Average Yield shall not include arrangement, underwriting, structuring, syndication or similar fees paid to arrangers for such Loans or other Indebtedness that are not shared with all lenders or holders thereof. Determinations of the Weighted Average Yield of the Loans or any other Indebtedness shall be made by the Administrative Agent in a manner reasonably determined by the Administrative Agent to be consistent with generally accepted financial practice, and any such reasonable determination shall be conclusive, absent manifest error.

“wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.

“Withdrawal Liability” means the liability of a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii) The term “including” is by way of example and not limitation.

(iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

SECTION 1.03. Accounting Terms.

(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein; provided that, whenever in this Agreement it is necessary to determine whether a lease is a capital lease or an operating lease, such determination shall be made on the basis of GAAP as in effect on the Second Restatement Effective Date.

(b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Total Leverage Ratio and Senior Secured First Lien Leverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

SECTION 1.04. Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05. References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

SECTION 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.07. Timing of Payment of Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period and in the definition of Maturity Date) or performance shall extend to the immediately succeeding Business Day.

SECTION 1.08. Currency Equivalents Generally.

(a) Any amount specified in this Agreement (other than in Articles 2, 9 and 10 or as set forth in paragraph (b) of this Section) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount to be determined at the rate of exchange quoted by the Reuters World Currency Page for the applicable currency at 11:00 a.m. (London time) on such day (or, in the event such rate does not appear on any Reuters World Currency Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such agreement, such rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m. (New York City time) on such date for the purchase of Dollars for delivery two Business Days later); provided that the determination of any Dollar Amount shall be made in accordance with Section 2.15. Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.08 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections.

(b) For purposes of determining compliance under Sections 7.02, 7.05 and 7.06, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating net income in Parent’s annual financial statements delivered pursuant to Section 6.01(a); provided, however, that the foregoing shall not be deemed to apply to the determination of any amount of Indebtedness.

SECTION 1.09. Effect of Restatement. This Agreement shall, except as otherwise expressly set forth herein, supersede the Second Amended and Restated Credit Agreement from and after the Third Restatement Effective Date with respect to the transactions hereunder and with respect to the Loans and Letters of Credit outstanding under the Second Amended and Restated Credit Agreement as of the Third Restatement Effective Date. The parties hereto acknowledge and agree, however, that (a) except as otherwise expressly provided in the Third Amendment and Restatement Agreement with respect to the Loan Repayment (as defined therein), this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Second Amended and Restated Credit Agreement and the other Loan Documents as in effect prior to the Second Restatement Effective Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (c) the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (d) all references in the other Loan Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

ARTICLE II

The Commitments and Credit Extensions

SECTION 2.01. The Loans.

(a) The Term Borrowings. Subject to the terms and conditions set forth herein, pursuant to the Third Amendment and Restatement Agreement, (i) each Tranche B-3 Term Lender has severally agreed to make a Tranche B-3 Term Loan to the Borrower on the Third Restatement Effective Date and (ii) each Tranche B-4 Term Lender has severally agreed to make a Tranche B-4 Term Loan to the Borrower on the Third Restatement Effective Date. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. For the avoidance of doubt, as of the Third Restatement Effective Date, the only Term Loans outstanding under this Agreement are the Tranche B-3 Term Loans and the Tranche B-4 Term Loans.

(b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein (i) each Dollar Revolving Credit Lender severally agrees to make loans denominated in Dollars to the Borrower as elected by the Borrower pursuant to Section 2.02 (each such loan, a “Dollar Revolving Credit Loan”) from time to time, on any Business Day after the Closing Date until the Maturity Date, in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Dollar Revolving Credit Commitment; provided that after giving effect to any Dollar Revolving Credit Borrowing, the aggregate Outstanding Amount of the Dollar Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Dollar L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Dollar Revolving Credit Commitment; and (ii) each Alternative Currency Revolving Credit Lender severally agrees to make loans denominated in an Alternative Currency to the Borrower as elected by the Borrower pursuant to Section 2.02 (each such loan, an “Alternative Currency Revolving Credit Loan”) from time to time, on any Business Day until the Maturity Date, in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Alternative Currency Revolving Credit Commitment; provided that after giving effect to any Alternative Currency Revolving Credit Borrowing, the aggregate Outstanding Amount of the Alternative Currency Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Alternative Currency L/C Obligations shall not exceed such Lender’s Alternative Currency Revolving Credit Commitment. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Dollar Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein, and Alternative Currency Revolving Credit Loans (other than Alternative Currency Revolving Credit Loans denominated in Dollars which may be Base Rate Loans or Eurocurrency Rate Loans) must be Eurocurrency Rate Loans, as further provided herein.

SECTION 2.02. Borrowings, Conversions and Continuations of Loans.

(a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 p.m. (New York, New York time or London, England time in the case of any Borrowing denominated in an Alternative Currency (other than a Borrowing denominated in Dollars)) (i) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Dollars or any conversion of Base Rate Loans to Eurocurrency Rate Loans denominated in Dollars, (ii) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in an Alternative Currency (other than Dollars), and (iii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of (x) $2,500,000 or a whole multiple of $500,000 in excess thereof in the case of Term Loans or (y) £1,500,000 or a whole multiple of £500,000 in excess thereof in the case of Alternative Currency Revolving Credit Loans denominated in Sterling. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Term Borrowing, a Dollar Revolving Credit Borrowing, an Alternative Currency Revolving Credit Borrowing, a

conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the currency in which the Loans to be borrowed are to be denominated, (v) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (vi) if applicable, the duration of the Interest Period with respect thereto. If with respect to Loans denominated in Dollars the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period (or fails to give a timely notice requesting a continuation of Eurocurrency Rate Loans denominated in an Alternative Currency), it will be deemed to have specified an Interest Period of one (1) month. If no currency is specified, the requested Borrowing shall be in Dollars.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each applicable Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than 1:00 p.m. (London time) in the case of any Loan in an Alternative Currency (other than Dollars), in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Citibank with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above.

(c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as Eurocurrency Rate Loans.

(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Citibank’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e) After giving effect to all Term Borrowings, all Revolving Credit Borrowings, all conversions of Term Loans or Revolving Credit Loans from one Type to the other, and all continuations of Term Loans or Revolving Credit Loans as the same Type, there shall not be more than fifteen (15) Interest Periods in effect.

(f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

(g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may, with the Borrower’s consent, assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If such Lender’s portion of such Borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such the date of such Borrowing, the Administrative Agent shall also be entitled to recover such amount with interest thereon accruing from the date on which the Administrative Agent made the funds available to the Borrower at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement, and the Borrower’s obligation to repay the Administrative Agent such corresponding amount pursuant to this Section 2.02(g) shall cease.

SECTION 2.03. Letters of Credit.

(a) The Letter of Credit Commitments.

(i) Subject to the terms and conditions set forth herein, (A)(1) each Dollar L/C Issuer agrees, in reliance upon the agreements of the other Dollar Revolving Credit Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date applicable to Dollar Letters of Credit issued under the Dollar Revolving Credit Facility, to issue Dollar Letters of Credit for the account of the Borrower (provided, that any Dollar Letter of Credit may be for the benefit of any Subsidiary of the Borrower) and to amend or renew Dollar Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drafts under the Dollar Letters of Credit and (2) the Dollar Revolving Credit Lenders severally agree to participate in Dollar Letters of Credit issued pursuant to this Section 2.03 and (B)(1) each Alternative Currency L/C Issuer agrees, in reliance upon the agreements of the other Alternative Currency Revolving Credit Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date applicable to Alternative Currency Letters of Credit issued under the Alternative Currency Revolving Credit Facility, to issue Alternative Currency Letters of Credit denominated in an Alternative Currency for the account of the Borrower (provided, that any Alternative Currency Letter of Credit may be for the benefit of any Subsidiary of the Borrower) and to amend or renew Alternative Currency Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drafts under the Alternative Currency Letters of Credit and (2) the Alternative Currency Revolving Credit Lenders severally agree to participate in Alternative Currency Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Dollar Revolving Credit Exposure of any Lender would exceed such Lender’s Dollar Revolving Credit Commitment, (y) the Alternative Currency Revolving Credit Exposure of any Lender would exceed such Lender’s Alternative Currency Revolving Credit Commitment or (z) the Outstanding Amount of the Dollar L/C Obligations would exceed the Dollar Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder);

(B) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit (other than the Letters of Credit listed on Schedule 2.03(a)(ii)(B)) would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

(C) the expiry date of such requested Letter of Credit would occur after the applicable Letter of Credit Expiration Date, unless (1) all the Dollar Revolving Credit Lenders have approved such expiry date or (2) the Outstanding Amount of the L/C Obligations in respect of such requested Letter of Credit shall have been Cash Collateralized in an amount equal to at least 105% of the Outstanding Amount of such L/C Obligations; or

(D) the issuance of such Letter of Credit would violate any Laws binding upon such L/C Issuer.

(iii) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:00 p.m. at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (g) the currency in which the request Letter of Credit will be denominated; and (h) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the relevant L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be. Immediately upon the issuance of (y) each Dollar Letter of Credit, each Dollar Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Dollar Letter of Credit in an amount equal to the product of such Dollar Revolving Credit Lender’s Pro Rata Share times the amount of such Dollar Letter of Credit and (z) each Alternative Currency Letter of Credit, each Alternative Currency Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Alternative Currency Letter of Credit in an amount equal to the product of such Alternative Currency Revolving Credit Lender’s Pro Rata Share times the amount of such Alternative Currency Letter of Credit.

(iii) If the Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the applicable Letter of Credit Expiration Date (it being understood that such Letter of Credit may be renewed to an expiry date occurring after the applicable Letter of Credit Expiration Date to the extent that the applicable Lenders shall have approved such expiry date or the Outstanding Amount of the L/C Obligations in respect thereof shall have been Cash Collateralized, in each case, pursuant to Section 2.03(a)(ii)(C)); provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Nonrenewal Notice Date from the Administrative Agent or any Revolving Credit Lender, as applicable, or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrower and the Administrative Agent thereof. On the Business Day on which the Borrower shall have received notice of any payment by an L/C Issuer under a Letter of Credit (or, if the Borrower shall have received such notice later than 10:00 a.m. on any Business Day, on the immediately following Business Day) (each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each applicable Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the Dollar Amount thereof in the case of an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Lender’s Pro Rata Share thereof. In such event, (y) in the case of an Unreimbursed Amount under a Dollar Letter of Credit, the Borrower shall be deemed to have requested a Dollar Revolving Credit Borrowing of Base Rate Loans and (z) in the case of an Unreimbursed Amount under an Alternative Currency Letter of Credit, the Borrower shall be deemed to have requested an Alternative Currency Revolving Credit Borrowing of Eurocurrency Rate Loans (or Base Rate Loans in the case of an Alternative Currency Letter of Credit denominated in Dollars), in each case to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Eurocurrency Rate Loans or Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments of such Lenders and Revolving Credit Lenders, and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Dollar Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant Dollar L/C Issuer at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of any Unreimbursed Amount in respect of a Dollar Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Dollar Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the relevant Dollar L/C Issuer. Each Alternative Currency Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant Alternative Currency L/C Issuer at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of any Unreimbursed Amount in respect of an Alternative Currency Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Alternative Currency Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the relevant Alternative Currency L/C Issuer.

(iii) With respect to any Unreimbursed Amount in respect of a Dollar Letter of Credit that is not fully refinanced by a Dollar Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant Dollar L/C Issuer a Dollar L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which Dollar L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Dollar Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant Dollar L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such Dollar L/C Borrowing and shall constitute a Dollar L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. With respect to any Unreimbursed Amount in respect of an Alternative Currency Letter of Credit that is not fully refinanced by an Alternative Currency Revolving Credit Borrowing of Eurocurrency Rate Loans (or Base Rate Loans in the case of an Alternative Currency Letter of Credit denominated in Dollars) because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant Alternative Currency L/C Issuer an Alternative Currency L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which Alternative Currency L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Alternative Currency Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant Alternative Currency L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such Alternative Currency L/C Borrowing and shall constitute an Alternative Currency L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.

(v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(vii) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(viii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

(d) Obligations Absolute. The obligation of the Borrower to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party or Guarantor may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations any Loan Party or Guarantor in respect of such Letter of Credit; or

(vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party or Guarantor;

provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by such L/C Issuer’s gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

(e) Role of L/C Issuers. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (iii) of this Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(f) Cash Collateral. (i) If any Event of Default occurs and is continuing and the Administrative Agent or the Required Lenders, as applicable, require the Borrower to Cash Collateralize the L/C Obligations pursuant to Section 8.02(c) or (ii) an Event of Default set forth under Section 8.01(f) or (g) occurs and is continuing, then the Borrower shall Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default), and shall do so not later than 2:00 p.m., New York City time, on (x) in the case of the immediately preceding clause (i), (1) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 Noon, New York City time, or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Borrower receives such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) or (g) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Credit Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at Citibank and may be invested in readily available Cash Equivalents. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at Citibank as aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrower. If such Event of Default is cured or waived and no other Event of Default is then occurring and continuing, the amount of any Cash Collateral shall be refunded to the Borrower.

(g) Letter of Credit Fees.

(i) The Borrower shall pay to the Administrative Agent for the account of each Dollar Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Dollar Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily maximum amount then available to be drawn under such Dollar Letter of Credit (whether or not such maximum amount is then in effect under such Dollar Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Dollar Letter of Credit); provided that any such fees accrued with respect to any of the risk participations of a Defaulting Lender in Dollar Letters of Credit during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such fees shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no such fees shall accrue in respect of the risk participations of a Defaulting Lender in Dollar Letters of Credit so long as such Lender shall be a Defaulting Lender. Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Dollar Letter of Credit, on the Letter of Credit Expiration Date relating to Dollar Letters of Credit and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Dollar Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(ii) The Borrower shall pay to the Administrative Agent for the account of each Alternative Currency Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Alternative Currency Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily maximum amount then available to be drawn under such Alternative Currency Letter of Credit (whether or not such maximum amount is then in effect under such Alternative Currency Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Alternative Currency Letter of Credit); provided that any such fees accrued with respect to any of the risk participations of a Defaulting Lender in Alternative Currency Letters of Credit during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such fees shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no such fees shall accrue in respect of the risk participations of a Defaulting Lender in Alternative Currency Letters of Credit so long as such Lender shall be a Defaulting Lender. Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Alternative Currency Letter of Credit, on the Letter of Credit Expiration Date relating to Alternative Currency Letters of Credit and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Alternative Currency Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(h) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it equal to 0.125% per annum of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(i) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(j) Addition of an L/C Issuer.

(i) A Dollar Revolving Credit Lender may become an additional Dollar L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Dollar Revolving Credit Lender. The Administrative Agent shall notify the Dollar Revolving Credit Lenders of any such additional Dollar L/C Issuer.

(ii) An Alternative Currency Revolving Credit Lender may become an additional Alternative Currency L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Alternative Currency Revolving Credit Lender. The Administrative Agent shall notify the Alternative Currency Revolving Credit Lenders of any such additional Alternative Currency L/C Issuer.

SECTION 2.04. Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day (other than the Closing Date) until the Maturity Date for the Dollar Revolving Credit Commitments in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Dollar Revolving Credit Loans and Dollar L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Dollar Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Dollar Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Dollar L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Dollar Revolving Credit Commitment then in effect; provided further that, the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this

Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Swing Line Loans shall only be denominated in Dollars. Immediately upon the making of a Swing Line Loan, each Dollar Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 (and any amount in excess of $100,000 shall be an integral multiple of $25,000), and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Dollar Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Dollar Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Dollar Revolving Credit Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Dollar Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office for Dollar denominated payments not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Dollar Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Dollar Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Dollar Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Dollar Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Dollar Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Dollar Revolving Credit Lender’s obligation to make Dollar Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Dollar Revolving Credit Lender’s obligation to make Dollar Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Dollar Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Dollar Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Dollar Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

SECTION 2.05. Prepayments.

(a) Optional.

(i) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part without premium or penalty (except as otherwise provided in Section 2.05(a)(iv) with respect to Tranche B-3 Term Loans and Tranche B-4 Term Loans); provided that (1) such notice must be received by the Administrative Agent not later than 12:00 p.m. (New York, New York time or London, England time in the case of Loans denominated in an Alternative Currency (other than Dollars)) (A) two (2) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in an Alternative Currency (other than Dollars) and (C) on the date of prepayment of Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of (x) $2,500,000 or a whole multiple of $500,000 in excess thereof in the case of Term Loans or (y) £1,500,000 or a whole multiple of £500,000 in excess thereof in the case of Alternative Currency Revolving Credit Loans denominated in Sterling; and (3) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding (it being understood that Base Rate Loans shall be denominated in Dollars only). Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s pro rata share of such prepayment. If such notice is given by a Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of principal of, and interest on, Alternative Currency Revolving Credit Loans shall be made in the relevant Alternative Currency (even if Borrower is required to convert currency to do so). Each prepayment of the Loans pursuant to this Section 2.05(a) shall be paid to the applicable Lenders in accordance with their respective Pro Rata Shares.

(ii) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. All Swing Line Loans shall be denominated in Dollars only.

(iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of all or a portion of the Facilities or other transaction, which refinancing or other transaction shall not be consummated or shall otherwise be delayed.

(iv) Notwithstanding anything to the contrary contained in this Agreement, if, (x) solely in the case of the Tranche B-3 Term Loans, prior to the six month anniversary of the Third Restatement Effective Date or (y) solely in the case of the Tranche B-4 Term Loans, prior to the first anniversary of the Third Restatement Effective Date, (i) all or any portion of such Term Loans is prepaid by the Borrower substantially concurrently with the proceeds of, or such Term Loans are converted into, any new or replacement tranche of term loan Indebtedness incurred by Parent, the Borrower or any of its Subsidiaries (including any Incremental Term Loans incurred pursuant to Section 2.14 or any Refinancing Term Loans incurred pursuant to Section 2.18) that has an effective Weighted Average Yield less than the effective Weighted Average Yield of such Term Loans so prepaid, or (ii) a Non-Consenting Lender must assign its Term Loans of such Class pursuant to Section 3.07(a)(iii) or otherwise as a result of its failure to consent to an amendment that is passed and reduces the effective Weighted Average Yield then in effect with respect to such Term Loans, then in each case the aggregate principal amount so prepaid, converted, assigned or repaid will be subject to a fee payable by the Borrower equal to 1% of the principal amount thereof; provided that this Section 2.05(a)(iv) shall not apply to any prepayment of any Term Loans made in connection with the repayment in full of all outstanding Loans and the termination of the Commitments in connection with a Change of Control.

(v) Notwithstanding anything in any Loan Document to the contrary, the Borrower may offer to prepay the outstanding Term Loans on the following basis:

(A) The Borrower shall have the right to offer to make a prepayment of Term Loans at a discount to par (such prepayment, the “Discounted Term Loan Prepayment”) pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers, in each case made in accordance with this Section 2.05(a)(v); provided that (x) (I) no Default or Event of Default shall have occurred and be continuing at the time of such offer or of such prepayment or would result therefrom, (II) the Borrower shall not have any MNPI that either has not been disclosed in writing to the Administrative Agent and the Lenders or if not so disclosed, could reasonably be expected to have a material effect upon, or otherwise be material to, (A) a Lender’s decision to participate in any such Discounted Term Loan Prepayment or (B) the market price of the Term Loans, in each case except to the extent that the relevant Lenders have entered into customary “big boy” letters with the Borrower, (III) the Borrower shall not make any Borrowing of Revolving Credit Loans to fund any Discounted Term Loan Prepayment and (IV) the Borrower shall have delivered to the Auction Agent (and the Administrative Agent, if it is not acting as Auction Agent), an officer’s certificate certifying compliance with the conditions set forth in this paragraph (A), and (y) the Borrower shall not initiate any action under this Section 2.05(a)(v) in order to make a Discounted Term Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers; provided, further, that any Term Loan that is prepaid will be automatically and irrevocably canceled.

(B) (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent (and the Administrative Agent, if it is not acting as Auction Agent) with three (3) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available to each Term Lender or, at the sole discretion of the Borrower, each Lender with respect to one or more Classes of Term Loans, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable Class of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section) and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans, (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each relevant Term Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m. on the third Business Day after the date of delivery of such notice to the relevant Term Lenders (the “Specified Discount Prepayment Response Date”).

(2) Each relevant Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Loans at the Specified Discount and, if so (such accepting Term Lender, a “Discount Prepayment Accepting Lender”), the amount and the Class of such Lender’s Term Loans to be prepaid at the Specified Discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Notwithstanding the foregoing, a relevant Term Lender receiving such a Specified Discount Prepayment Notice may choose not to respond. Any such Term Lender, and any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date, shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.

(3) If there is at least one Discount Prepayment Accepting Lender, the Borrower will make prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and Classes of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2) above; provided that, if the aggregate principal amount of Term Loans of any Class accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount for such Class, such prepayment shall be made pro-rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts of Term Loans of the applicable Class accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with the applicable Borrower and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the Borrower (and the Administrative Agent, if it is not acting as Auction Agent) of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes of Term Loans to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the Classes of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, Class and Type of Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(C) (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent (and the Administrative Agent, if it is not acting as Auction Agent) with three (3) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that

(I) any such solicitation shall be extended to each Term Lender or, at the sole discretion of the Borrower, each Lender with respect to one or more Classes of Term Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the Class or Classes of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each relevant Class of Term Loans willing to be prepaid by the the Borrower (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section) and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans, (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each relevant Term Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer that may be submitted by a responding relevant Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m. on the third Business Day after the date of delivery of such notice to the relevant Term Lenders (the “Discount Range Prepayment Response Date”). Each relevant Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Term Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable Class or Classes and the maximum aggregate principal amount and Classes of such Lender’s Term Loans (the “Submitted Amount”) such Lender is willing to have prepaid at the Submitted Discount. Notwithstanding the foregoing, a relevant Term Lender receiving a Discount Range Prepayment Notice may choose not to respond. Any such Term Lender, and any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range with respect to the applicable Borrower Solicitation of Discount Range Prepayment Offers.

(2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with the applicable Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by the Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable

Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Lender, a “Participating Lender”).

(3) If there is at least one Participating Lender, the Borrower will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the Classes of Term Loans specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount with respect to any Class of Term Loans by all Participating Lenders offered at a discount to par equal to or greater than the Applicable Discount exceeds the Discount Range Prepayment Amount with respect to such Loans, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par equal to or greater than the Applicable Discount (the “Identified Participating Lenders”) shall be made pro-rata among the Identified Participating Lenders in accordance with the respective Submitted Amount with respect to such Class of Term Loans of each such Identified Participating Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the Borrower (and the Administrative Agent, if it is not acting as Auction Agent) of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes of Term Loans to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and Classes of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount, Classes and Type(s) of Term Loans of such Lender to be prepaid at the Applicable Discount on such date, and (z) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(D) (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with three (3) Business Days’ notice in the form of a Solicited Discounted

Prepayment Notice; provided that (I) any such solicitation shall be extended to each Term Lender or, at the sole discretion of the Borrower, each Lender with respect to one or more Classes of Term Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate dollar amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the Class or Classes of Term Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section) and the Type(s) of Term Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans, (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each relevant Term Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m. on the third Business Day after the date of delivery of such notice to the relevant Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and Classes of such Term Loans (the “Offered Amount”) such Lender is willing to have prepaid at the Offered Discount. Notwithstanding the foregoing, a relevant Term Lender receiving such Solicited Discounted Prepayment Notice may choose not to respond. Any such Term Lender, and any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount with respect to the applicable Borrower Solicitation of Discounted Prepayment Offers.

(2) The Auction Agent shall promptly provide the Borrower with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. The Borrower shall review all such Solicited Discounted Prepayment Offers and select the smallest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Borrower (the “Acceptable Discount”), if any. If the Borrower elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by the Borrower from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the Borrower shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Borrower by the Acceptance Date, the Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the Classes of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the Borrower at the Acceptable Discount in accordance with this Section. If the Borrower elects to accept any Acceptable Discount, then the Borrower agrees to accept all Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Borrower will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the Classes of Term Loans specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount with respect to any Class of Term Loans by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount with respect to such Class of Term Loans, prepayment of the principal amount of the Term Loans of such Class for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro-rata among the Identified Qualifying Lenders in accordance with the respective Offered Amount with respect to such Class of Term Loans of each such Identified Qualifying Lender and the Auction Agent (in consultation with the applicable Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the Borrower (and the Administrative Agent, if it is not acting as Auction Agent) of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the Classes to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount, Classes and Type(s) of Term Loans of such Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(E) In connection with any Discounted Term Loan Prepayment, the Borrower and the Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of any fees and expenses from the Borrower in connection therewith.

(F) If any Term Loan is prepaid in accordance with paragraphs (B) through (D) above, the Borrower shall prepay such Term Loans on the Discounted Prepayment Effective Date. The Borrower shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 11:00 a.m. on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant Class of Term Loans on a pro rata basis across such installments. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a)(v) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable. The aggregate principal amount of the Classes and installments of the relevant Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the tranches of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment; provided that (I) any gains or losses by the Borrower upon the prepayment of Term Loans pursuant to this Section 2.05(a)(v) shall not be taken into account in the calculation of Excess Cash Flow, Consolidated Net Income and Consolidated EBITDA and (II) any prepayment of Term Loans pursuant to this Section 2.05(a)(v) shall not constitute a voluntary prepayment of Term Loans for purposes of this Agreement). In connection with any prepayment pursuant to this Section 2.05(a)(v), the Borrower shall waive any right to bring any action against the Administrative Agent, in its capacity as such, in connection with any such Discounted Term Loan Prepayment.

(G) To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures, consistent with the provisions in this Section 2.05(a)(v), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.

(H) Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.05(a)(v), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon the Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(I) Each of the Borrower and the Lenders acknowledges and agrees that the Auction Agent may perform any and all of its duties under this Section 2.05(a)(v) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.05(a)(v) as well as activities of the Auction Agent.

(J) The Borrower shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date, Discount Range Prepayment Response Date or Solicited Discounted Prepayment Response Date, respectively (and if such offer is revoked pursuant to the preceding clauses, any failure by such Borrower to make any prepayment to a Term Lender, as applicable, pursuant to this Section 2.05(a)(v) shall not constitute a Default or Event of Default under Section 8.01 or otherwise).

(b) Mandatory.

(i) Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall cause to be prepaid an aggregate Dollar Amount of Term Loans equal to (A) 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of Excess Cash Flow, if any, for the fiscal year covered by such financial statements (commencing with the fiscal year ended December 31, 2007) minus (B) the sum of (i) all voluntary prepayments of Term Loans made pursuant to Section 2.05(a)(i) during such fiscal year and (ii) all voluntary prepayments of Revolving Credit Loans during such fiscal year to the extent the Revolving Credit Commitments are permanently reduced by the amount of such payments, in the case of each of the immediately preceding clauses (i) and (ii), to the extent such prepayments are not funded with the proceeds of Indebtedness; provided that (x) the ECF Percentage shall be 25% if the Total Leverage Ratio for the fiscal year covered by such financial statements was less than 4.0 and greater than or equal to 3.0 and (y) the ECF Percentage shall be 0% if the Total Leverage Ratio for the fiscal year covered by such financial statements was less than 3.0.

(ii) (A) If (x) Parent or any Restricted Subsidiary Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d) (to the extent constituting a Disposition by any Restricted Subsidiary to a Loan Party), (e), (g), (h), (m) or (o)) or (y) any Casualty Event occurs, which in the aggregate results in the realization or receipt by Parent or such Restricted Subsidiary of Net Cash Proceeds, the Borrower shall cause to be prepaid on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds an aggregate Dollar Amount of Term Loans equal to 100% of all Net Cash Proceeds realized or received; provided that (1) no such prepayment shall be required pursuant to this Section 2.05(b)(ii)(A), with respect to such portion of such Net Cash Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.05(b)(ii)(B) (which notice may only be provided if no Event of Default has occurred and is then continuing) and (2) to the extent any applicable Specified Senior Secured Notes Indenture or definitive documentation with respect to any Permitted Additional First Priority Debt requires the Borrower to prepay or make an offer to purchase such Specified Senior Secured Notes or Permitted Additional First Priority Debt with such Net Cash Proceeds, the amount of prepayment required pursuant to this Section 2.05(b)(ii)(A) shall be deemed to be the amount equal to the product of (x) the amount of such Net Cash Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of the Term Loans and the denominator of which is the sum of the outstanding principal amount of all such Senior Secured Notes and Permitted Additional First Priority Debt with respect to which such a requirement to prepay or make an offer to purchase exists and the outstanding principal amount of the Term Loans; provided further that the Borrower shall not be permitted to reinvest any such Net Cash Proceeds in accordance with Section 2.05(b)(ii)(B) below to the extent that the Borrower applies the ratable portion of such Net Cash Proceeds allocable to the Specified Senior Secured Notes and any Permitted Additional First Priority Debt to prepay or purchase Specified Senior Secured Notes or Permitted Additional First Priority Debt and if the Borrower makes any such prepayment or purchase of Specified Senior Secured Notes or Permitted Additional First Priority Debt, the Borrower shall prepay Term Loans in accordance with this paragraph within one (1) Business Day of such prepayment or purchase of Specified Senior Secured Notes or Permitted Additional First Priority Debt without giving effect to clause (1) of the proviso above).

(B) With respect to any Net Cash Proceeds realized or received with respect to any Disposition (other than any Disposition specifically excluded from the application of Section 2.05(b)(ii)(A)) or any Casualty Event, at the option of the Borrower, the Borrower may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business within (x) fifteen (15) months following receipt of such Net Cash Proceeds or (y) if the Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds within fifteen (15) months following receipt thereof, within the later of (1) fifteen (15) months following receipt thereof or (2) one hundred and eighty (180) days of the date of such legally binding commitment; provided that (i) so long as an Event of Default shall have occurred and be continuing, the Borrower shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that the Borrower entered into at a time when no Event of Default is continuing) and (ii) if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans, Specified Senior Secured Notes or Permitted Additional First Priority Debt as set forth in this Section 2.05.

(iii) If Parent or any Restricted Subsidiary incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03, the Borrower shall cause to be prepaid an aggregate Dollar Amount of Term Loans equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds.

(iv) If for any reason the aggregate Dollar Revolving Credit Exposures at any time exceeds the aggregate Dollar Revolving Credit Commitments then in effect, the Borrower shall promptly prepay or cause to be promptly prepaid Dollar Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the Dollar L/C Obligations in an aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the Dollar L/C Obligations pursuant to this Section 2.05(b)(iv) unless after the prepayment in full of the Dollar Revolving Credit Loans and Swing Line Loans such aggregate Outstanding Amount exceeds the aggregate Dollar Revolving Credit Commitments then in effect. If for any reason the aggregate Alternative Currency Revolving Credit Exposures at any time exceeds the aggregate Alternative Currency Revolving Credit Commitments then in effect, the Borrower shall promptly prepay or cause to be promptly prepaid Alternative Currency Revolving Credit Loans and/or Cash Collateralize the Alternative Currency L/C Obligations in an aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the Alternative Currency L/C Obligations pursuant to this Section 2.05(b)(iv) unless after the prepayment in full of the Alternative Currency Revolving Credit Loans such aggregate Outstanding Amount exceeds the aggregate Alternative Currency Revolving Credit Commitments then in effect.

(v) (W) Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied in direct order of maturity to repayments thereof required pursuant to Section 2.07(a); (X) each such prepayment shall be applied ratably to each Class of Term Loans then outstanding; and (Y) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares subject to clause (vi) of this Section 2.05(b).

(vi) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Term Lender of the contents of the Borrower’s prepayment notice and of such Lender’s Pro Rata Share of the prepayment. Each Term Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clauses (i) through (iii) of this Section 2.05(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. (New York time) one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory repayment of Term Loans. Any Declined Proceeds shall be offered to the Term Lenders not so declining such prepayment (with such non-declining Lenders having the right to decline any prepayment with Declined Proceeds at the time and in the manner specified by the Administrative Agent). To the extent such non-declining Lenders elect to decline their Pro Rata Share of such Declined Proceeds, any Declined Proceeds remaining thereafter shall be retained by the Borrower.

(c) Proceeds of Refinancing Term Loans and Permitted Term Loan Refinancing Debt.

(i) If the Borrower incurs or issues any Refinancing Term Loans or Permitted Term Loan Refinancing Debt, the Borrower shall, substantially contemporaneously with such incurrence or issuance (and in no event more than one (1) Business Day following the date of such incurrence or issuance), prepay an aggregate principal amount of Term Loans equal to 100% of all Net Cash Proceeds of such Refinancing Term Loans or Permitted Term Loan Refinancing Debt (which prepayment of principal shall be accompanied by the payment of accrued but unpaid interest, premiums and fees and expenses associated with such principal amount prepaid).

(ii) (X) Each prepayment of Term Loans pursuant to this Section 2.05(c) shall be applied in direct order of maturity to repayments thereof required pursuant to Section 2.07(a); and (Y) each such prepayment shall be paid to the applicable Lenders in accordance with their respective Pro Rata Shares. Each prepayment pursuant to this Section 2.05(c) shall be applied to the Class or Classes of Term Loans as the Borrower shall elect.

(iii) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clause (i) of this Section 2.05(c) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each applicable Term Lender of the contents of the Borrower’s prepayment notice and of such Lender’s Pro Rata Share of the prepayment.

(iv) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(c)(iii) if such prepayment would have resulted from the incurrence or issuance of Refinancing Term Loans or Permitted Term Loan Refinancing Debt, in each case which incurrence or issuance shall not be consummated or shall otherwise be delayed.

(d) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurocurrency Rate Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.05.

Notwithstanding any of the other provisions of Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under this Section 2.05, prior to the last day of the Interest Period therefor and less than three months are remaining in such Interest Period, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit the amount of any such prepayment otherwise required to be made thereunder into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05.

SECTION 2.06. Termination or Reduction of Commitments.

(a) Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $500,000 or any whole multiple of $100,000 in excess thereof and (iii) if, after giving effect to any reduction of the Commitments, the Dollar Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Dollar Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess. The amount of any such Commitment reduction shall not be applied to the Dollar Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrower. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing of all or a portion of the Facilities, which refinancing shall not be consummated or otherwise shall be delayed.

(b) Mandatory. The Term Commitment (as defined in the Original Credit Agreement) of each Term Lender (as defined in the Original Credit Agreement) was automatically and permanently reduced to $0 upon the making of such Term Lender’s Term Loans pursuant to Section 2.01(a)(i). The Term Commitment of each Tranche B-2 Term Lender terminated as provided in the Second Amendment and Restatement Agreement. The Term Commitment of each Tranche B-3 Term Lender and Tranche B-4 Term Lender shall terminate as provided in the Third Amendment and Restatement Agreement. The Revolving Credit Commitments shall terminate on the applicable Maturity Date for each such Facility.

(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused portions of the Dollar Letter of Credit Sublimit, or the Swing Line Sublimit or the unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees accrued until the effective date of any termination of the Dollar Revolving Credit Commitments or Alternative Currency Revolving Credit Commitments, as applicable, shall be paid on the effective date of such termination.

SECTION 2.07. Repayment of Loans.

(a) Term Loans. The Borrower shall repay to the Administrative Agent (i)(A) for the ratable account of the Tranche B-3 Term Lenders, on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2013, an aggregate Dollar Amount equal to 0.25% of the aggregate Dollar Amount of all Tranche B-3 Term Loans outstanding on the Third Restatement Effective Date, which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 and (B) for the ratable account of the Tranche B-4 Term Lenders, on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2013, an aggregate Dollar Amount equal to 0.25% of the aggregate Dollar Amount of all Tranche B-4 Term Loans outstanding on the Third Restatement Effective Date, which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 and (ii) on the applicable Maturity Date for such Class of Term Loans, the aggregate principal amount of all such Term Loans outstanding on such date.

(b) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Lenders on the Maturity Date for the Revolving Credit Facilities the aggregate principal amount of all of its Revolving Credit Loans outstanding on such date.

(c) Swing Line Loans. The Borrower shall repay its Swing Line Loans on the earlier to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the Maturity Date for the Dollar Revolving Credit Facility.

(d) For the avoidance of doubt, all Loans shall be repaid, whether pursuant to this Section 2.07 or otherwise, in the currency in which they were made.

SECTION 2.08. Interest.

(a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Dollar Revolving Credit Loans. For the avoidance of doubt, each Alternative Currency Revolving Credit Loan (other than an Alternative Currency Revolving Credit Loan denominated in Dollars) shall be a Eurocurrency Rate Loan.

(b) The Borrower shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d) Interest on each Loan shall be payable in the currency in which each Loan was made.

SECTION 2.09. Fees. In addition to certain fees described in Sections 2.03(g) and (h):

(a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each (i) Dollar Revolving Credit Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which the aggregate Dollar Revolving Credit Commitment exceeds the sum of (A) the Outstanding Amount of Dollar Revolving Credit Loans and (B) the Outstanding Amount of Dollar L/C Obligations; provided that any commitment fee accrued with respect to any of the Dollar Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the Dollar Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (ii) Alternative Currency Revolving Credit Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which the aggregate Alternative Currency Revolving Credit Commitment exceeds the sum of (A) the Outstanding Amount of Alternative Currency Revolving Credit Loans and (B) the Outstanding Amount of Alternative Currency L/C Obligations; provided that any commitment fee accrued with respect to any of the Alternative Currency Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the Alternative Currency Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fees shall accrue at all times from the Closing Date until the Maturity Date for the Revolving Credit Facilities, including at any time during which one or more of the conditions in Article 4 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date for the Revolving Credit Facilities. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b) Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent).

SECTION 2.10. Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by Citibank’s “prime rate” and for Alternative Currency Revolving Credit Loans denominated in Sterling shall be made on the basis of a year of three hundred and sixty-five (365) days and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

SECTION 2.11. Evidence of Indebtedness.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.

SECTION 2.12. Payments Generally.

(a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency (other than Dollars), all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency (other than Dollars) shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than 2:00 p.m. (London time) on the dates specified herein. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Amount of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after 2:00 p.m. (London time) in the case of payments in an Alternative Currency (other than Dollars), shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day (except as provided in the definition of Maturity Date), and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurocurrency Rate Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

(c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

(i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and

(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error.

(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.04. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties and Guarantors under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

SECTION 2.13. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

SECTION 2.14. Incremental Credit Extensions.

(a) The Borrower may at any time or from time to time after the Third Restatement Effective Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (i) one or more additional tranches of term loans (the “Incremental Term Loans”) or (ii) one or more increases in the amount of the Revolving Credit Commitments (each such increase, a “Revolving Commitment Increase”), provided that both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and at the time that any such Incremental Term Loan is made (and after giving effect thereto) no Default or Event of Default shall exist. Each tranche of Incremental Term Loans and each Revolving Commitment Increase shall be in an aggregate principal amount that is not less than $25,000,000 (provided that such amount may be less than $25,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence). Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Term Loans (other than Specified Incremental Term Loans) and the Revolving Commitment Increases shall not exceed the Incremental Availability. The Incremental Term Loans (A) shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term Loans, (B) shall not mature earlier than the Latest Maturity Date with respect to the Term Loans and (C) shall be treated substantially the same as the Term Loans made on the Third Restatement Effective Date (in each case, including with respect to mandatory and voluntary prepayments), provided that (x) the terms and conditions applicable to Incremental Term Loans may be materially different from those of the Term Loans to the extent such differences are reasonably acceptable to the Administrative Agent, (y) the interest rates and amortization schedule applicable to the Incremental Term Loans shall be determined by the Borrower and the lenders thereof and (z) if the Weighted Average Yield applicable to such Incremental Term Loans exceeds by more than 0.50% per annum the Weighted Average Yield applicable to any Class of Term Loans outstanding at the time of the incurrence of such Incremental Term Loans (the amount of such excess over 0.50% per annum, the “Yield Differential”), then the Applicable Rate with respect to such Class of Term Loans shall automatically be increased by the Yield Differential upon the making of such Incremental Term Loans. Each notice from the Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Revolving Commitment Increases. Incremental Term Loans may be made, and Revolving Commitment Increases may be provided, by any existing Lender (and each existing Term Lender will have the right, but not an obligation, to make a portion of any Incremental Term Loan, and each existing Revolving Credit Lender will have the right, but not an obligation, to provide a portion of any Revolving Commitment Increase, in each case on terms permitted in this Section 2.14 and otherwise on terms reasonably acceptable to the Administrative Agent) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”), provided that the Borrower and the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to such Lender’s or Additional Lender’s making such Incremental Term Loans or providing such Revolving Commitment Increases if such consent would be required under Section 10.07(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Lender or Additional Lender. Commitments in respect of Incremental Term Loans and Revolving Commitment Increases shall become Commitments (or in the case of a Revolving Commitment Increase to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applicable Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by Parent, Foreign Holdings, Holdings, the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section. The effectiveness of (and, in the case of any Incremental Amendment for an Incremental Term Loan, the borrowing under) any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02(a) and (b) (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Amendment) and such other conditions as the parties thereto shall agree. The Borrower will use the proceeds of the Incremental Term Loans and Revolving Commitment Increases for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans or Revolving Commitment Increases, unless it so agrees. Upon each increase in the Revolving Credit Commitments pursuant to this Section, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Commitment Increase (each a “Revolving Commitment Increase Lender”) in respect of such increase, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (1) participations hereunder in Letters of Credit and (2) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and if, on the date of such increase, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Credit Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(b) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

SECTION 2.15. Currency Equivalents.

(a) The Administrative Agent shall determine the Dollar Amount of each Alternative Currency Revolving Credit Loan and Alternative Currency L/C Obligation in respect of Letters of Credit denominated in an Alternative Currency (other than Dollars) (i) as of the first day of each Interest Period applicable thereto and (ii) as of the end of each fiscal quarter of the Borrower, and shall promptly notify the Borrower and the Lenders of each Dollar Amount so determined by it. Each such determination shall be based on the Exchange Rate (x) on the date of the related Committed Loan Notice for purposes of the initial such determination for any Alternative Currency Revolving Credit Loan and (y) on the fourth Business Day prior to the date as of which such Dollar Amount is to be determined, for purposes of any subsequent determination.

(b) If after giving effect to any such determination of a Dollar Amount, the aggregate Outstanding Amount of the Alternative Currency Revolving Credit Loans and the Alternative Currency L/C Obligations exceeds the aggregate Alternative Currency Revolving Credit Commitments then in effect by 5% or more, the Borrower shall, within five (5) Business Days of receipt of notice thereof from the Administrative Agent setting forth such calculation in reasonable detail, prepay or cause to be prepaid outstanding Alternative Currency Revolving Credit Loans or take other action (including, in the Borrower’s discretion, cash collateralization of Alternative Currency L/C Obligations in amounts from time to time equal to such excess) to the extent necessary to eliminate any such excess.

SECTION 2.16. Loan Modifications.

(a) The Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all Lenders of one or more Classes of Loans and/or Commitments (each Class and/or Commitment subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments (as defined in paragraph (c) below) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed by the Administrative Agent). Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of the applicable Affected Class.

(b) The Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent a loan modification agreement (each, a “Loan Modification Agreement”) and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced by such Loan Modification Agreement and only with respect to the Loans and

Commitments of the Accepting Lenders of the Affected Class (including any amendments necessary to treat the Loans of the Accepting Lenders of the Affected Class as a class of Loans). Notwithstanding the foregoing, no Permitted Amendment shall become effective unless the Administrative Agent, to the extent reasonably requested by the Administrative Agent, shall have received legal opinions, board resolutions, officer’s certificates and other documentation reasonably requested by it consistent with those delivered on the Third Restatement Effective Date.

(c) “Permitted Amendments” shall be any or all of the following: (i) an extension of the final maturity date of the applicable Loans and/or Commitments of the Accepting Lenders, (ii) a reduction, elimination or other deferral of the scheduled amortization of the applicable Loans of the Accepting Lenders, (iii) a change in the Applicable Rate with respect to the applicable Loans of the Accepting Lenders and/or fees payable with respect to the applicable Loans and/or Commitments of the Accepting Lenders and/or the payment of additional fees to the Accepting Lenders, (iv) a change in such additional terms and conditions of this Agreement solely applicable to the Accepting Lenders following the Latest Maturity Date in effect immediately prior to the effectiveness of the applicable Loan Modification Agreement and (v) such other amendments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the foregoing (including, without limitation, such amendments as may be necessary to provide for the repayment of Loans or the termination of Commitments of non-Accepting Lenders on the maturity date with respect thereto).

SECTION 2.17. Replacement Revolving Credit Facility. This Agreement may be amended with the written consent of the Administrative Agent, the Swing Line Lender, each L/C Issuer, the Borrower and the lenders providing the Replacement Revolving Credit Commitments (as defined below) to permit the refinancing of all outstanding Revolving Credit Commitments (the “Refinanced Revolving Credit Commitments”) with replacement revolving credit commitments (the “Replacement Revolving Credit Commitments”) hereunder; provided that (a) the aggregate principal amount of such Replacement Revolving Credit Commitments shall not exceed the aggregate principal amount of such Refinanced Revolving Credit Commitments, (b) the Applicable Rate with respect to such Replacement Revolving Credit Commitments (or similar interest rate spread applicable to such Replacement Revolving Credit Commitments) shall be as agreed by the Borrower and the Lenders providing such Replacement Revolving Credit Commitments, (c) such Replacement Revolving Credit Commitments shall rank pari passu in right of payment and of security with the other Loans and Commitments hereunder, and (d) all other terms applicable to such Replacement Revolving Credit Commitments shall be substantially identical to, or less favorable to the Lenders providing such Replacement Revolving Credit Commitments than those applicable to such Refinanced Revolving Credit Commitments, except to the extent necessary to provide for covenants and other terms applicable to any period after the Latest Maturity Date in effect immediately prior to such refinancing (other than that applicable to such Refinanced Revolving Credit Commitments).

SECTION 2.18. Refinancing Term Loans.

(a) The Borrower may, on one or more occasions, by written notice to the Administrative Agent, request the establishment of one or more additional tranches of term loans denominated in Dollars under this Agreement (“Refinancing Term Loans”), the proceeds of which shall be used to refinance all or any portion of any outstanding Class or Classes of Term Loans. Each such notice shall specify the date (each, a “Refinancing Term Loan Effective Date”) on which the Borrower proposes that the Refinancing Term Loans shall be made, which shall be a date not less than five Business Days after the date on which such notice is delivered to the Administrative Agent (unless otherwise agreed by the Administrative Agent). The Refinancing Term Loans shall be established pursuant to an amendment to this Agreement among the Borrower, Parent, Foreign Holdings, Holdings, the Administrative Agent and the Refinancing Term Lenders providing such Refinancing Term Loans (a “Refinancing Term Loan Amendment”); provided that no Refinancing Term Loan Amendment or the obligation of any Refinancing Term Lender to make a Refinancing Term Loan shall become effective unless:

(i) both before and after giving effect to the borrowing of such Refinancing Term Loans on the Refinancing Term Loan Effective Date each of the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in Section 4.02 shall be deemed to refer to the Refinancing Term Loan Effective Date);

(ii) such Refinancing Term Loans shall mature no earlier than the Latest Maturity Date of any Loans or Revolving Credit Commitments outstanding at the time of the incurrence of such Refinancing Term Loans and the Weighted Average Life to Maturity of such Refinancing Term Loans shall not be shorter than the then remaining Weighted Average Life to Maturity of any Term Loans outstanding at the time of such refinancing;

(iii) all covenants and other terms applicable to such Refinancing Term Loans (other than provisions relating to original issue discount, upfront fees and interest rates, margins, rate floors, prepayment premiums, maturity date and the amortization schedules (subject to clause (ii) above) applicable to such Loans, which shall be as agreed between the Borrower and the applicable Refinancing Term Lenders) shall be substantially the same as, or less favorable to the Refinancing Term Lenders than, those applicable to the Term Loans then outstanding under this Agreement, except to the extent such covenants and other terms apply to such Refinancing Term Loans for any period following the Latest Maturity Date of any Loans or Revolving Credit Commitments in effect immediately prior to the effectiveness of the applicable Refinancing Term Loan Amendment;

(iv) the Loan Parties and the Collateral Agent shall enter into (or, if agreed by the Administrative Agent and the Collateral Agent in their sole discretion, shall be obligated, following the effectiveness of the applicable Refinancing Term Loan Amendment to enter into), such amendments to the Collateral Documents as may be reasonably requested by the Collateral Agent (which shall not require any consent from any Lender) in order to ensure that the Refinancing Term Loans are provided with the benefit of the applicable Collateral Documents and shall deliver such other documents, certificates and opinions of counsel in connection therewith as may be reasonably requested by the Collateral Agent;

(v) each of the Administrative Agent and the Collateral Agent, to the extent reasonably requested by it, shall have received legal opinions, board resolutions, officer’s certificates and other documentation reasonably requested by it, in each case consistent with those delivered on the Third Restatement Effective Date; and

(vi) substantially concurrently with the borrowing of the Refinancing Term Loans, the Borrower shall repay or prepay then outstanding Borrowings of Term Loans of any Class in an aggregate principal amount equal to the Net Cash Proceeds of the Refinancing Term Loans in accordance with Section 2.05(c).

(b) The Borrower may approach any Lender or any other Person that is an Eligible Assignee pursuant to Section 10.07 to provide all or a portion of the Refinancing Term Loans (a “Refinancing Term Lender”); provided that each Refinancing Term Lender, if not already a Lender, an Affiliate of a Lender or an Approved Fund, shall otherwise be reasonably acceptable to the Administrative Agent. Any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan. Any Refinancing Term Loans made on any Refinancing Term Loan Effective Date shall be designated a “Class” of Term Loans for all purposes of this Agreement; provided that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Term Loan Amendment, be designated as an increase in any previously established Class of Term Loans made to the Borrower. Each tranche of Refinancing Term Loans shall be in an aggregate principal amount that is not less than $25,000,000 (provided that such amount may be less than $25,000,000 if such amount represents the entire aggregate principal amount of Term Loans outstanding under the applicable Class or Classes with respect to which such Refinancing Term Loans are being incurred).

(c) Each Refinancing Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section (including any amendments necessary to treat the Refinancing Term Loans as a new “Class” of loans hereunder).

(d) This Section 2.18 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

ARTICLE III

Taxes, Increased Costs Protection and Illegality

SECTION 3.01. Taxes.

(a) Except as provided in this Section 3.01, any and all payments by the Borrower (the term Borrower under Article 3 being deemed to include any Subsidiary for whose account a Letter of Credit is issued) or any Guarantor to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, excluding, in the case of each Agent and each Lender, (i) taxes imposed on or measured by its net income (including branch profits), and franchise (and similar) taxes imposed on it in lieu of net income taxes, in each case, (x) imposed by the jurisdiction (or any political subdivision thereof) under the Laws of which such Agent or such Lender, as the case may be, is organized or maintains a Lending Office or (y) imposed as a result of a present or former connection between such Agent or Lender and the jurisdiction imposing such tax (other than connections arising from such Agent or Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document), (ii) taxes attributable to such Lender or Agent’s failure to comply with Sections 3.01(i) and 10.15, (iii) taxes imposed under FATCA, and (iv) all liabilities (including additions to tax, penalties and interest) with respect to the taxes referred to in clauses (i) through (iii) above (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as “Taxes”). If the Borrower shall be required by any Laws to deduct any taxes or Other Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (A) in the case of Taxes or other Taxes the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (B) the Borrower shall make such deductions, (C) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (D) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as practicable thereafter), the Borrower shall furnish to such Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent. If the Borrower fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to any Agent or any Lender the required receipts or other required documentary evidence, the Borrower shall indemnify such Agent and such Lender for any incremental taxes, interest or penalties that may become payable by such Agent or such Lender arising out of such failure.

(b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise, property, intangible or mortgage recording taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document excluding, in each case, such amounts that result from an Assignment and Assumption, grant of a participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document, except to the extent that any such change is requested or required in writing by the Borrower (all such non-excluded taxes described in this Section 3.01(b) being hereinafter referred to as “Other Taxes”).

(c) The Borrower agrees to indemnify each Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable and paid under this Section 3.01) payable or paid by such Agent and such Lender or required to be withheld or deducted from a payment to such Agent and such Lender and (ii) any reasonable expenses arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided such Agent or Lender, as the case may be, provides the Borrower with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts. Payment under this Section 3.01(c) shall be made within ten (10) days after the date such Lender or such Agent makes a demand therefor.

(d) The Borrower shall not be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, any Lender or Agent, as the case may be, to the extent that such Lender or such Agent becomes subject to Taxes subsequent to the Closing Date (or, if later, the date such Lender or Agent becomes a party to this Agreement) as a result of a change in the place of organization or place of doing business of such Lender or Agent or a change in the lending office of such Lender, except to the extent that any such change is requested or required in writing by the Borrower or pursuant to Section 3.07(a) (and provided that nothing in this clause (d) shall be construed as relieving the Borrower from any obligation to make such payments or indemnification in the event of a change in lending office or place of organization that precedes a change in Law to the extent such Taxes result from a change in Law).

(e) Each Lender shall severally indemnify each Agent, within 10 days after demand therefor, for (i) any Taxes or Other Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified such Agent for such Taxes or Other Taxes and without limiting the obligation of the Borrower to do so), (ii) any taxes attributable to such Lender’s failure to comply with the provisions of Section 10.07(e) relating to the maintenance of a Participant Register and (iii) any taxes excluded from the definition of Taxes in Section 3.01(a) attributable to such Lender, in each case, that are payable or paid by such Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Notwithstanding anything else herein to the contrary, if a Lender or an Agent is subject to U.S. federal withholding tax at a rate in excess of zero percent at the time such Lender or such Agent, as the case may be, first acquires an interest in the applicable Loan, U.S. federal withholding tax (including additions to tax, penalties and interest imposed with respect to such U.S. federal withholding tax which is excluded from Taxes under this clause (f)) imposed by such jurisdiction at such rate shall be considered excluded from Taxes unless such Lender or Agent, as the case may be, is subject to a lesser rate of withholding and provides the appropriate forms certifying that a lesser rate applies, whereupon U.S. federal withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms for which such lesser rate applies; provided that, if at the date of the Assignment and Assumption pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under clause (a) of this Section 3.01 in respect of U.S. federal withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include the U.S. federal withholding tax, if any, applicable with respect to the Lender assignee on such date. A Lender that is entitled to an exemption from or reduction of Bermuda withholding tax shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law and as reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate; provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender or be otherwise materially disadvantageous to such Lender; provided, further, that the Borrower, shall reimburse such Lender for any material out-of-pocket costs that are incurred by the Lender with respect to providing any such documentation.

(g) If any Lender or Agent determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by the Borrower pursuant to this Section 3.01, it shall promptly remit such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 3.01 with respect to the Taxes or Other Taxes giving rise to such refund plus any interest included in such refund by the relevant taxing authority attributable thereto) to the Borrower, net of all reasonable out-of-pocket expenses of the Lender or Agent, as the case may be and without interest (other than any interest paid by the relevant taxing authority with respect to such refund); provided that the Borrower, upon the request of the Lender or Agent, as the case may be, agrees promptly to return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. Such Lender or Agent, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided that such Lender or Agent may delete any information therein that such Lender or Agent deems confidential). Nothing herein contained shall interfere with the right of a Lender or Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any tax refund or to make available its tax returns or disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender or Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

(h) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (c) with respect to such Lender it will, if requested by the Borrower, use commercially reasonable efforts (subject to legal and regulatory restrictions) to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the sole judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.01(h) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.01(a) or (c).

(i) FATCA. If a payment made to any Lender or Agent under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if the Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), the Lender shall deliver to the Administrative Agent and the Borrower, at the time or times prescribed by law and at such other time or times reasonably requested by the Administrative Agent or the Borrower, the documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and the additional documentation reasonably requested by the Administrative Agent or the Borrower as may be necessary for the Administrative Agent or the Borrower to comply with its obligations under FATCA, to determine that the Lender has or has not complied with the Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from the payment. Solely for purposes of this Section 3.01(i), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

SECTION 3.02. Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans, or to determine or charge interest rates based upon the Eurocurrency Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans or to convert Base Rate Loans to Eurocurrency Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

SECTION 3.03. Inability to Determine Rates. If the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or that the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and the Interest Period of such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

SECTION 3.04. Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans.

(a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after (i) the Amendment No. 4 Effective Date, in the case of any Revolving Credit Lender or (ii) the Third Restatement Effective Date, in the case of any Term Lender, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (A) Taxes or Other Taxes covered by Section 3.01, (B) the imposition of, or any change in the rate of, any taxes payable by such Lender, (C) reserve requirements contemplated by Section 3.04(c) or (D) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost, other than as set forth below) or the Mandatory Cost, as calculated hereunder, does not represent the cost to such Lender of complying with the requirements of the Bank of England and/or the Financial Services Authority or the European Central Bank in relation to its making, funding or maintaining of Eurocurrency Rate Loans, then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction or, if applicable, the portion of such cost that is not represented by the Mandatory Cost; provided that such amounts shall be proportionate to the amounts that such Lender charges other borrowers or account parties for such additional costs incurred or reductions suffered on loans or letters of credit, as the case may be, in connection with similar facilities as reasonably determined by such Lender acting in good faith.

(b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after (i) the Amendment No. 4 Effective Date, in the case of any Revolving Credit Lender or (ii) the Third Restatement Effective Date, in the case of any Term Lender, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender’s desired return on capital), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand; provided that such amounts shall be proportionate to the amounts that such Lender charges other borrowers or account parties for such reductions in the rate of return on capital in connection with similar facilities as reasonably determined by such Lender acting in good faith.

(c) The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to Section 3.04(a), (b) or (c) for any such increased cost or reduction incurred more than one hundred and eighty (180) days prior to the date that such Lender demands, or notifies the Borrower of its intention to demand, compensation therefor, provided further that, if the circumstance giving rise to such increased cost or reduction is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d).

(f) Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been enacted, adopted or issued, as applicable, subsequent to the Third Restatement Effective Date.

SECTION 3.05. Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan; or

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.

SECTION 3.06. Matters Applicable to All Requests for Compensation.

(a) Any Agent or any Lender claiming compensation under this Article 3 shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.

(b) With respect to any Lender’s claim for compensation under Sections 3.01, 3.02, 3.03 or 3.04, no Borrower shall be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another Eurocurrency Rate Loans, or to convert Base Rate Loans into Eurocurrency Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(c) If the obligation of any Lender to make or continue from one Interest Period to another any Eurocurrency Rate Loan, or to convert Base Rate Loans into Eurocurrency Rate Loans shall be suspended pursuant to Section 3.06(b) hereof, such Lender’s Eurocurrency Rate Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurocurrency Rate Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist:

(i) to the extent that such Lender’s Eurocurrency Rate Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Eurocurrency Rate Loans shall be applied instead to its Base Rate Loans; and

(ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurocurrency Rate Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurocurrency Rate Loans shall remain as Base Rate Loans.

(d) If any Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurocurrency Rate Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

SECTION 3.07. Replacement of Lenders under Certain Circumstances.

(a) If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make Eurocurrency Rate Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement (or, with respect to clause (iii) above, all of its rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; and provided further that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents or shall have agreed to become an Accepting Lender with respect to the applicable Loan Modification Offer.

(b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, and (ii) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender (other than, if applicable, the prepayment premium pursuant to

Section 2.16, which shall be payable by the Borrower) to such assigning Lender concurrently with such assignment and assumption and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.

(c) Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09.

(d) In the event that (i) (A) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (B) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (C) the Required Lenders have agreed to such consent, waiver or amendment or (ii) (A) the Borrower makes a Loan Modification Offer and (B) Lenders representing greater than a majority in interest of the Affected Class with respect to such Loan Modification Offer become Accepting Lenders with respect thereto, then any Lender who does not agree to such consent, waiver or amendment or who does not become an Accepting Lender with respect to such Loan Modification Offer, as the case may be, shall be deemed a “Non-Consenting Lender.”

SECTION 3.08. Survival. All of the Borrower’s obligations under this Article 3 shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV

Conditions Precedent to Credit Extensions

SECTION 4.01. Conditions to Effectiveness. The effectiveness of the amendment and restatement of the Second Amended and Restated Credit Agreement in the form of this Agreement is subject to the satisfaction of the conditions precedent set forth in Section 4 of the Third Amendment and Restatement Agreement.

SECTION 4.02. Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article 5 or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b) Except in the case of the initial Credit Extensions, no Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V

Representations and Warranties

The Borrower represents and warrants to the Agents and the Lenders that:

SECTION 5.01. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Subsidiaries (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transaction, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under

(other than as permitted by Section 7.01), or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (b)(i), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.03. Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04. Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party and each Guarantor that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party or Guarantor, as the case may be, enforceable against each Loan Party and each Guarantor that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 5.05. Financial Statements; No Material Adverse Effect.

(a) (i) The Audited Financial Statements fairly present in all material respects the financial condition of Public Parent and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein. During the period from December 31, 2012 to and including the Third Restatement Effective Date, there has been (i) no sale, transfer or other disposition by Public Parent or any of its Subsidiaries of any material part of the business or property of Public Parent or any of its Subsidiaries, taken as a whole and (ii) no purchase or other acquisition by Public Parent or any of its Subsidiaries of any business or property (including any Equity Interests of any other Person) material in relation to the consolidated financial condition of Public Parent and its Subsidiaries taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto or has not otherwise been disclosed in writing to the Administrative Agent prior to the Third Restatement Effective Date.

(ii) [Reserved].

(b) Since December 31, 2012, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(c) The forecasts of consolidated balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries for each fiscal year ending after the Closing Date until the seventh anniversary of the Closing Date, copies of which have been furnished to the Administrative Agent prior to the Closing Date in a form reasonably satisfactory to it, have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such forecasts, it being understood that actual results may vary from such forecasts and that such variations may be material.

(d) As of the Third Restatement Effective Date, neither Parent nor any Subsidiary has any Indebtedness or other obligations or liabilities, direct or contingent (other than (i) the liabilities reflected on Schedule 5.05, (ii) obligations arising under this Agreement and (iii) liabilities incurred in the ordinary course of business) that, either individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

SECTION 5.06. Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 5.07. No Default. Neither Parent nor any Subsidiary is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 5.08. Ownership of Real Property; Liens. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.09. Environmental Compliance.

(a) There are no pending or, to the knowledge of Parent, Foreign Holdings, Holdings or the Borrower, threatened claims, actions, suits, or proceedings alleging potential liability or responsibility for violation of, or otherwise relating to, any Environmental Law that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned, leased or operated by any Loan Party or any of its Subsidiaries or, to its knowledge, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; (ii) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and (iii) Hazardous Materials have not been released, discharged or disposed of by any Person on any property currently or, to the knowledge of Parent, Foreign Holdings, Holdings or the Borrower, formerly owned, leased or operated by any Loan Party or any of its Subsidiaries and Hazardous Materials have not otherwise been released, discharged or disposed of by any of the Loan Parties and their Subsidiaries at any other location.

(c) The properties currently or formerly owned, leased or operated by Parent and the Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, (ii) require remedial action under, or (iii) could give rise to liability under, Environmental Laws, which violations, remedial actions and liabilities, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(d) Neither Parent nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law except for such investigation or assessment or remedial or response action that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(e) All Hazardous Materials transported from any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries for off-site disposal have been disposed of in a manner not reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect.

(f) Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, none of the Loan Parties and their Subsidiaries has contractually assumed any liability or obligation under or relating to any Environmental Law.

(g) Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, the Loan Parties and each of their Subsidiaries and their respective businesses, operations and properties are and have been in compliance with all Environmental Laws.

SECTION 5.10. Taxes. Except as set forth in Schedule 5.10 or except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Parent, Foreign Holdings, Holdings, the Borrower and its Subsidiaries have timely filed all Federal and state and other tax returns and reports required to be filed, and have timely paid all Federal and state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.

SECTION 5.11. ERISA Compliance.

(a) Except as set forth in Schedule 5.11(a) or as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws.

(b) (i) No ERISA Event has occurred during the six-year period prior to the date on which this representation is made or deemed made; (ii) no Pension Plan has failed to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan; (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 et seq. or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.11(b), as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(c) Except where noncompliance would not reasonably be expected to result in a Material Adverse Effect, each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, and neither a Loan Party nor any Subsidiary have incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. Except as would not reasonably be expected to result in a Material Adverse Effect, the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan which is funded, determined as of the end of the most recently ended fiscal year of a Loan Party or Subsidiary (based on the actuarial assumptions used for purposes of the applicable jurisdiction’s financial reporting requirements), did not exceed the current value of the assets of such Foreign Plan, and for each Foreign Plan which is not funded, the obligations of such Foreign Plan are properly accrued.

SECTION 5.12. Subsidiaries; Equity Interests. As of the Third Restatement Effective Date, neither Parent nor any other Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 5.12, and all of the outstanding Equity Interests in Foreign Holdings, Holdings, the Borrower and the Material Subsidiaries have been validly issued, are fully paid and nonassessable and all Equity Interests owned by Parent or any other Loan Party are owned free and clear of all Liens except (i) those created under the Collateral Documents and (ii) any nonconsensual Lien that is permitted under Section 7.01. As of the Third Restatement Effective Date, Schedule 5.12 (a) sets forth the name and jurisdiction of each Subsidiary, (b) sets forth the ownership interest of Parent, Foreign Holdings, Holdings, the Borrower and any other Subsidiary in each Subsidiary, including the percentage of such ownership and (c) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged on the Third Restatement Effective Date pursuant to the Collateral and Guarantee Requirement.

SECTION 5.13. Margin Regulations; Investment Company Act.

(a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U.

(b) None of Parent, Foreign Holdings, Holdings, any Person Controlling the Borrower or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

SECTION 5.14. Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information and pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.

SECTION 5.15. Intellectual Property; Licenses, Etc. Each of the Loan Parties and their Subsidiaries own, license or possess the right to use, all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, technology, software, know-how database rights, design rights and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses as currently conducted, and, without conflict with the rights of any Person, except to the extent such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, no such IP Rights infringe upon any rights held by any Person except for such infringements, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any such IP Rights, is pending or, to the knowledge of the Borrower, threatened against any Loan Party or Subsidiary, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 5.16. Solvency. On the Third Restatement Effective Date after giving effect to the transactions contemplated by this Agreement and the Third Amendment and Restatement Agreement to be consummated on such date, the Loan Parties, on a consolidated basis, are Solvent.

SECTION 5.17. Subordination of Junior Financing. The Obligations are “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Junior Financing Documentation.

ARTICLE VI

Affirmative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, each of Parent, Foreign Holdings, Holdings and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each Restricted Subsidiary to:

SECTION 6.01. Financial Statements. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) within ninety (90) days after the end of each fiscal year of Parent, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of KPMG LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b) within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Parent, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Parent as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes;

(c) no later than ninety (90) days after the end of each fiscal year of Parent, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of Parent and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; and

(d) simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of Parent and its Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of Parent that holds all of the Equity Interests of Parent or (B) Parent’s (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of Parent, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Parent (or such parent), on the one hand, and the information relating to Parent and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of KPMG LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.

SECTION 6.02. Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of Parent;

(b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which Parent files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(c) promptly after the furnishing thereof, copies of any material requests or material notices received by any Loan Party (other than in the ordinary course of business) or material statements or material reports furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries having an aggregate outstanding principal amount greater than the Threshold Amount or pursuant to the terms of any High

Yield Notes Documentation, Junior Financing Documentation, Specified Senior Secured Notes Indenture or any documentation governing any Permitted Additional Incremental Debt or Permitted Term Loan Refinancing Debt, in each case, so long as the aggregate outstanding principal amount thereunder is greater than the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.02;

(d) together with the delivery of the financial statements pursuant to Section 6.01(a) and each Compliance Certificate pursuant to Section 6.02(a), (i) a report setting forth the information required by Section 3.03(c) of the Security Agreement or confirming that there has been no change in such information since the date of the last such report), (ii) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) or Section 2.05(c) and (iii) a list of each Subsidiary that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate;

(e) promptly following any request therefor, copies of (i) any documents described in Section 101(k)(1) of ERISA that Parent and any of its ERISA Affiliates may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that Parent or any of its ERISA Affiliates may request with respect to any Plan or Multiemployer Plan; provided that if Parent or any of its ERISA Affiliates have not requested such documents or notices from the administrator or sponsor of the applicable Plan or Multiemployer Plan, Parent or its ERISA Affiliates shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and

(f) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01 or Section 6.02 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

SECTION 6.03. Notices. Promptly after obtaining actual knowledge thereof, notify the Administrative Agent:

(a) of the occurrence of any Default; and

(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including such matters arising out of or resulting from (i) breach or non-performance of, or any default or event of default under, a Contractual Obligation of any Loan Party or any Subsidiary, (ii) any dispute, litigation, investigation or proceeding between any Loan Party or any Subsidiary and any Governmental Authority, (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws or in respect of IP Rights or the assertion or occurrence of any noncompliance by any Loan Party or any of its Subsidiaries with, or liability under, any Environmental Law or Environmental Permit, or (iv) the occurrence of any ERISA Event.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.

SECTION 6.04. Payment of Obligations. Pay, discharge or otherwise satisfy as the same shall become due and payable, all its obligations and liabilities in respect of taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent the failure to pay or discharge the same could not reasonably be expected to have a Material Adverse Effect.

SECTION 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05 and (b) take all reasonable action to maintain all rights, privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except (i) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 7.04 or 7.05.

SECTION 6.06. Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions thereof or thereto in accordance with prudent industry practice.

SECTION 6.07. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as Parent and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons.

SECTION 6.08. Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

SECTION 6.09. Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of Parent, Foreign Holdings, Holdings, the Borrower or such Subsidiary, as the case may be.

SECTION 6.10. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (other than the records of the Board of Directors of such Loan Party or such Subsidiary) and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of Parent or any Restricted Subsidiary will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.

SECTION 6.11. Covenant to Guarantee Obligations and Give Security. At the Borrower’s expense, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:

(a) upon the formation or acquisition of any new direct or indirect wholly owned Subsidiary (in each case, other than an Unrestricted Subsidiary or an Excluded Subsidiary) by any Loan Party, the designation in accordance with Section 6.14 of any existing direct or indirect wholly owned Subsidiary as a Restricted Subsidiary or any Subsidiary becoming a Material Subsidiary:

(i) within forty five (45) days after such formation, acquisition, designation or determination of Material Subsidiary status, or such longer period as the Administrative Agent may agree in its discretion:

(A) cause each such Domestic Subsidiary that is required to become a Guarantor under the Collateral and Guarantee Requirement to furnish to the Administrative Agent a description of the Material Real Properties owned by such Restricted Subsidiary in detail reasonably satisfactory to the Administrative Agent;

(B) cause each such Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent or the Collateral Agent (as appropriate) Mortgages, Security Agreement Supplements, Intellectual Property Security Agreements and other security agreements and documents (including, with respect to Mortgages, the documents listed in Section 6.13(b)), as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Mortgages, Security Agreement, Intellectual Property Security Agreements and other Collateral Documents in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement;

(C) cause each such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law) and instruments evidencing the intercompany Indebtedness held by such Restricted Subsidiary and required to be pledged pursuant to the Collateral Documents, indorsed in blank to the Collateral Agent;

(D) take and cause such Restricted Subsidiary and each direct or indirect parent of such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to take whatever action (including, in the case of Domestic Subsidiaries, the recording of Mortgages, the filing of Uniform Commercial Code financing statements and delivery of stock and membership interest certificates) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law),

(ii) within thirty (30) days (or forty five (45) days with respect to any Foreign Subsidiary) after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its sole discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request, and

(iii) as promptly as practicable after the request therefor by the Administrative Agent, deliver to the Administrative Agent with respect to each Material Real Property, any existing title reports, surveys or environmental assessment reports.

(b) (i) the Borrower shall obtain the security interests and Guarantees set forth on Schedule 1.01A on or prior to the dates corresponding to such security interests and Guarantees set forth on Schedule 1.01A; and

(ii) after the Closing Date, promptly after the acquisition of any Material Real Property by any Loan Party other than Parent, and such Material Real Property shall not already be subject to a perfected Lien pursuant to the Collateral and Guarantee Requirement, the Borrower shall give notice thereof to the Administrative Agent and promptly thereafter shall cause such real property to be subjected to a Lien to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in Section 6.13(b).

SECTION 6.12. Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply, and take all reasonable actions to cause any lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and, (c) in each case to the extent required by applicable Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all applicable Environmental Laws.

SECTION 6.13. Further Assurances.

(a) Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents.

(b) In the case of any Material Real Property, provide the Administrative Agent with Mortgages with respect to such owned real property within thirty (30) days (or such longer period as the Administrative Agent may agree in its sole discretion) of the acquisition of, or, if requested by the Administrative Agent, entry into, or renewal of, a ground lease in respect of, such real property in each case together with:

(i) evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Administrative Agent or the Collateral Agent (as appropriate) for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(ii) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) in form and substance, with endorsements and in amount, reasonably acceptable to the Administrative Agent (not to exceed the value of the real properties covered thereby), issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring the Mortgages to be valid subsisting Liens on the property described therein, free and clear of all defects and encumbrances, subject to Liens permitted by Section 7.01, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents) and such coinsurance and direct access reinsurance as the Administrative Agent may reasonably request;

(iii) opinions of local counsel for the Loan Parties in states in which the real properties are located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent; and

(iv) such other evidence that all other actions that the Administrative Agent may reasonably deem necessary or desirable in order to create valid and subsisting Liens on the property described in the Mortgages has been taken.

SECTION 6.14. Designation of Subsidiaries. The board of directors of the Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) other than for purposes of designating a Restricted Subsidiary as an Unrestricted Subsidiary that is a Securitization Subsidiary in connection with the establishment of a Qualified Securitization Financing, immediately after giving effect to such designation, the Borrower shall be in compliance with the Senior Secured First Lien Incurrence Test (calculated on a Pro Forma Basis) (and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating satisfaction of such test) and (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of the High Yield Notes, any Specified Senior Secured Notes, any Permitted Additional Incremental Debt, any Permitted Term Loan Refinancing Debt or any Junior Financing, as applicable. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the net book value of the Borrower’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.

ARTICLE VII

Negative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, Parent, Foreign Holdings, Holdings and the Borrower shall not, nor shall they permit any of their Restricted Subsidiaries to, directly or indirectly:

SECTION 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens pursuant to any Loan Document;

(b) Liens existing on the Closing Date and listed on Schedule 7.01(b) and any modifications, replacements, renewals or extensions thereof; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03, and (B) proceeds and products thereof, and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03;

(c) Liens for taxes, assessments or governmental charges which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP;

(d) statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business which secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Lien or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP;

(e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to Parent or any Restricted Subsidiary;

(f) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of Parent or any Material Subsidiary and any exception on the title polices issued in connection with the Mortgaged Property;

(h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(i) Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens attach concurrently with or within two hundred and seventy (270) days after the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender;

(j) leases, licenses, subleases or sublicenses (including the provision of software under an open source license) granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of Parent or any material Subsidiary, taken as a whole, or (ii) secure any Indebtedness;

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(l) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are within the general parameters customary in the banking industry;

(m) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(j) or (o) to be applied against the purchase price for such Investment and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(n) Liens on property of any Foreign Subsidiary securing Indebtedness incurred pursuant to Section 7.03(h), 7.03(n) or Section 7.03(v) in an aggregate amount outstanding not exceeding $325,000,000;

(o) Liens in favor of Parent or a Restricted Subsidiary securing Indebtedness permitted under Section 7.03(d);

(p) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary) and the replacement, extension or renewal of any Lien permitted by this clause (p) upon or in the same property previously subject thereto in connection with the replacement, extension or renewal (without increase in the amount or any change in any direct or contingent obligor) of the amount or value secured thereby; provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.03(e) or (g);

(q) any interest or title of a lessor under leases entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(s) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes;

(t) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of Parent or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Parent and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of Parent or any Restricted Subsidiary in the ordinary course of business;

(u) Liens solely on any cash earnest money deposits made by Parent or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(v)  (i) Liens placed upon the Equity Interests of any Restricted Subsidiary acquired pursuant to a Permitted Acquisition to secure Indebtedness incurred pursuant to Section 7.03(g) in connection with such Permitted Acquisition and (ii) Liens placed upon the assets of such Restricted Subsidiary and any of its Subsidiaries to secure Indebtedness (or to secure a Guarantee of such Indebtedness) incurred pursuant to Section 7.03(g) in connection with such Permitted Acquisition;

(w) ground leases in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located;

(x) Liens arising from precautionary Uniform Commercial Code financing statement filings;

(y) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(z) [reserved];

(aa) Liens on (i) the Securitization Assets arising in connection with a Qualified Securitization Financing and (ii) the Factoring Assets arising in connection with a Qualified Factoring Arrangement;

(bb) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of Parent or any Material Subsidiary;

(cc) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(dd) Liens securing letters of credit in a currency other than Dollars permitted under Section 7.03(p) in an aggregate amount at any time outstanding not to exceed $50,000,000;

(ee) subject to the terms of the First Lien Intercreditor Agreement, Liens on the Collateral (but not any other assets) securing Indebtedness under the Specified Senior Secured Notes and Permitted Additional First Priority Debt (and any Permitted Refinancing of any of the foregoing);

(ff) subject to the terms of the Second Lien Intercreditor Agreement, Liens on the Collateral (but not any other assets) securing Permitted Additional Second Priority Debt (and any Permitted Refinancing in respect thereof); and

(gg) other Liens securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed $150,000,000.

SECTION 7.02. Investments. Make or hold any Investments, except:

(a) Investments by Parent or a Restricted Subsidiary in assets that were Cash Equivalents when such Investment was made;

(b) loans or advances to officers, directors and employees of Parent and the Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Parent (or any direct or indirect parent thereof after a Qualifying IPO of such direct or indirect Parent) (provided that the amount of such loans and advances shall be contributed to the Borrower in cash as common equity) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding not to exceed $20,000,000;

(c) asset purchases (including purchases of inventory, supplies and materials) and the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business;

(d) Investments (i) by any Loan Party in any other Loan Party, (ii) by any Non-Loan Party in any other Non-Loan Party that is a Restricted Subsidiary, (iii) by any Non-Loan Party in any Loan Party, (iv) by any Loan Party in any Non-Loan Party that is a Restricted Subsidiary; provided that all such Investments pursuant to this clause (iv) shall be in the form of intercompany loans and evidenced by notes that have been pledged (individually or pursuant to a global note) to the Collateral Agent for the benefit of the Lenders (provided that in order to comply with the laws and regulations of a jurisdiction where such Non-Loan Party is located or organized, Investments in an aggregate amount not to exceed $300,000,000 may be structured as an equity contribution or otherwise in a form other than an intercompany loan); provided, further that to the extent that the amount of intercompany loans outstanding to any Non-Loan Party pursuant to this clause (iv) exceeds $100,000,000, such Non-Loan Party shall not be entitled to incur secured Indebtedness in excess of 50% of the aggregate amount of all such intercompany loans outstanding to such Non-Loan Party;

(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(f) Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03, 7.04, 7.05 and 7.06, respectively;

(g) Investments (i) existing or contemplated on the Closing Date and set forth on Schedule 7.02(g) and any modification, replacement, renewal, reinvestment or extension thereof and (ii) existing on the Closing Date by Parent or any Restricted Subsidiary in Parent or any other Restricted Subsidiary and any modification, renewal or extension thereof; provided that the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by this Section 7.02;

(h) Investments in Swap Contracts permitted under Section 7.03;

(i) promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 7.05;

(j) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a wholly owned Subsidiary of Parent (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(j) (each, a “Permitted Acquisition”):

(A) subject to clause (B) below, a majority of all property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and each applicable Loan Party and any such newly created or acquired Subsidiary (and, to the extent required under the Collateral and Guarantee Requirement, the Subsidiaries of such created or acquired Subsidiary) shall be Guarantors and shall have complied with the requirements of Section 6.11, within the times specified therein (for the avoidance of doubt, this clause (A) shall not override any provisions of the Collateral and Guarantee Requirement);

(B) the aggregate amount of consideration paid in respect of acquisitions of Persons that do not become Loan Parties (giving effect to any Investments permitted under Section 7.02(r)) shall not exceed $800,000,000 (net of any return representing a return of capital in respect of any such Investment);

(C) the acquired property, assets, business or Person is in the same or similar line of business as Parent and the Subsidiaries, taken as a whole, or a business complementary or reasonably related thereto;

(D) the board of directors (or similar governing body) of the person to be so purchased or acquired shall not have indicated publicly its opposition to the consummation of such purchase or acquisition (which opposition has not been publicly withdrawn);

(E) (1) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and (2) immediately after giving effect to such purchase or other acquisition, either (i) the Borrower shall be in compliance with the Senior Secured First Lien Incurrence Test (calculated on a Pro Forma Basis) or (ii) the Senior Secured First Lien Leverage Ratio (calculated on a Pro Forma Basis) shall be equal to or lower than the Senior Secured First Lien Leverage Ratio as of the last day of the immediately preceding Test Period and, in each case, satisfaction of the condition under (i) or (ii) above shall be evidenced by a certificate from the Chief Financial Officer of the Borrower demonstrating such satisfaction calculation in reasonable detail; and

(F) the Borrower shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five (5) Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (i) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(k) [reserved];

(l) Investments in the ordinary course of business consisting of Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practices;

(m) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(n) loans and advances to Parent (or any direct or indirect parent thereof) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to Parent (or such direct or indirect parent) in accordance with Section 7.06(f) or (g);

(o) so long as immediately after giving effect to any such Investment no Default has occurred and is continuing, other Investments made after the Third Restatement Effective Date that do not exceed $800,000,000 in the aggregate, net of any return representing return of (but not return on) capital in respect of any such investment and valued at the time of the making thereof; provided that, such amount shall be increased by (i) the Net Cash Proceeds of Permitted Equity Issuances that are Not Otherwise Applied and (ii) if as of the last day of the immediately preceding Test Period, the Borrower shall have been in compliance with the Senior Secured First Lien Incurrence Test (calculated on a Pro Forma Basis), the Available Amount that is Not Otherwise Applied;

(p) advances of payroll payments to employees in the ordinary course of business;

(q) Investments to the extent that payment for such Investments is made solely with Qualified Equity Interests of Parent (or by any direct or indirect parent of Parent after a Qualifying IPO of such direct or indirect parent);

(r) Investments held by a Restricted Subsidiary acquired after the Closing Date or of a corporation merged into the Borrower or merged or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(s) Guarantees by Parent or any Restricted Subsidiary of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(t) (i) Investments in a Securitization Subsidiary or any Investment by a Securitization Subsidiary in any other Person in connection with a Qualified Securitization Financing; provided, however, that any such Investment in a Securitization Subsidiary is in the form of a contribution of additional Securitization Assets or as equity, and (ii) distributions or payments of Securitization Fees and purchases of Securitization Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing;

(u) Investments constituting the non-cash portion of consideration received in a Disposition permitted by Section 7.05;

(v) [reserved]; and

(w) any Investment made to consummate the Foreign Reorganization or any Permitted Intercompany Transfer;

provided that no Investment in an Unrestricted Subsidiary that would otherwise be permitted under this Section 7.02 shall be permitted hereunder to the extent that any portion of such Investment is used to make any prepayments, redemptions, purchases, defeasances and other payments in respect of any Junior Financing.

SECTION 7.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness of Parent and any of its Subsidiaries under the Loan Documents (provided that, in the case of the incurrence of any Specified Incremental Term Loans, the Borrower applies the proceeds thereof substantially concurrently with the incurrence thereof, to repurchase or otherwise redeem the Specified Senior Secured Notes or Permitted Additional First Priority Debt as contemplated by (and subject to the limitations set forth in) the definition of Specified Incremental Term Loans);

(b) Indebtedness (i) outstanding on the Closing Date and listed on Schedule 7.03(b) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the Closing Date;

(c) Guarantees by Parent and the Restricted Subsidiaries in respect of Indebtedness of Parent or any Restricted Subsidiary otherwise permitted hereunder (except that a Restricted Subsidiary that is not a Loan Party may not, by virtue of this Section 7.03(c), Guarantee Indebtedness that such Restricted Subsidiary could not otherwise incur under this Section 7.03); provided that (A) no Guarantee by any Restricted Subsidiary of any High Yield Notes, Specified Senior Secured Notes, Permitted Additional Incremental Debt, Permitted Term Loan Refinancing Debt or Junior Financing (or any Permitted Refinancing of any of the foregoing) shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the Obligations substantially on the terms set forth in the Guaranty and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;

(d) Indebtedness of Parent or any Restricted Subsidiary owing to Parent or any other Restricted Subsidiary to the extent constituting an Investment permitted by Section 7.02; provided that, all such Indebtedness of any Loan Party owed to any Person that is not a Loan Party shall be subject to the subordination terms set forth in Section 5.03 of the Security Agreement;

(e) so long as the Borrower is in compliance with the Senior Secured First Lien Incurrence Test (calculated after giving Pro Forma Effect to the incurrence of such Indebtedness), (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets; provided that such Indebtedness is incurred concurrently with or within two hundred and seventy (270) days after the applicable acquisition, construction, repair, replacement or improvement, (ii) Attributable Indebtedness arising out of sale-leaseback transactions permitted by Section 7.05(f) and (iii) any Permitted Refinancing of any Indebtedness set forth in the immediately preceding clauses (i) and (ii);

(f) Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and not for speculative purposes;

(g) Indebtedness of any Restricted Subsidiary (i) assumed in connection with any Permitted Acquisition or (ii) incurred to finance a Permitted Acquisition, in each case, that is secured only by the assets or business acquired in the applicable Permitted Acquisition (including any acquired Equity Interests) and so long as both immediately prior and after giving effect thereto, (A) no Default shall exist or result therefrom, and (B) the aggregate principal amount of such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof at any time outstanding pursuant to this paragraph (g) does not exceed $325,000,000;

(h) (i) Indebtedness of any Restricted Subsidiary (A) assumed in connection with any Permitted Acquisition; provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition, or (B) incurred to finance a Permitted Acquisition and (ii) any Permitted Refinancing of the foregoing; provided, in each case that such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof (w) is unsecured or is subordinated to the Obligations on terms no less favorable to the Lenders than the subordination terms set forth in the Senior Subordinated Notes Indenture as of the Closing Date, (x) both immediately prior and after giving effect thereto, (1) no Default shall exist or result therefrom and (2) the Total Leverage Ratio (calculated after giving Pro Forma Effect to the assumption or incurrence of such Indebtedness) shall not be greater than 6.50 to 1.00, (y) matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the Latest Maturity Date of the Term Loans outstanding at such time (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemptions provisions satisfying the requirement of clause (z) hereof) and (z) has terms and conditions (other than interest rate and redemption premiums), taken as a whole, that are not materially less favorable to the Borrower as the terms and conditions of the Senior

Subordinated Notes as of the Closing Date; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); provided further that notwithstanding anything contained in the Loan Documents to the contrary, (a) the only obligors with respect to any Indebtedness incurred pursuant to clause (A) of this paragraph or any Permitted Refinancing of Indebtedness in respect thereof shall be of those Persons who were obligors of such Indebtedness immediately prior to such Permitted Acquisition and (b) Restricted Subsidiaries that are Non-Loan Parties may not incur Indebtedness pursuant to this clause (h) in an aggregate outstanding amount in excess of 5% of Foreign Subsidiary Total Assets;

(i) Indebtedness representing deferred compensation to employees of the Borrower and the Restricted Subsidiaries incurred in the ordinary course of business;

(j) Indebtedness to current or former officers, directors, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Parent permitted by Section 7.06;

(k) Indebtedness incurred by the Restricted Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs) or other similar adjustments;

(l) Indebtedness consisting of obligations of Parent and the Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with Permitted Acquisitions or any other Investment expressly permitted hereunder;

(m) Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with deposit accounts;

(n) Indebtedness in an aggregate principal amount not to exceed $800,000,000 at any time outstanding; provided that a maximum of $650,000,000 in aggregate principal amount of such Indebtedness may be incurred by Non-Loan Parties;

(o) Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(p) Indebtedness incurred by Parent or any of the Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; provided that any reimbursement obligations in respect thereof are reimbursed within 30 days following the incurrence thereof;

(q) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;

(r) Indebtedness incurred by a Securitization Subsidiary in a Qualified Securitization Financing that is not recourse (except for Standard Securitization Undertakings) to Parent or any of its Restricted Subsidiaries;

(s) Indebtedness supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit;

(t) Indebtedness in respect of the High Yield Notes and any Permitted Refinancing thereof;

(u) [reserved];

(v) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (v) and then outstanding, does not exceed 5% of Foreign Subsidiary Total Assets, which Indebtedness shall be secured only to the extent permitted by Section 7.01(n);

(w) the Specified Senior Secured Notes and any Permitted Refinancing in respect thereof;

(x) (i) Permitted Additional Incremental Debt in an aggregate principal amount not to exceed the Incremental Availability at the time of incurrence thereof; and (ii) Permitted Refinancings in respect thereof;

(y) (i) Permitted Term Loan Refinancing Debt; provided that the Borrower complies with Section 2.05(c) in connection with the issuance thereof and (ii) Permitted Refinancings in respect thereof; and

(z) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (y) above.

For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased.

SECTION 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a) Parent or any Restricted Subsidiary may merge with (i) the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that (x) the Borrower shall be the continuing or surviving Person, (y) such merger does not result in the Borrower ceasing to be incorporated under the Laws of the United States, any state thereof or the District of Columbia and (z) in the case of a merger of Parent with and into the Borrower, Parent shall have no direct Subsidiaries at the time of such merger other than Foreign Holdings or Holdings, or (ii) Parent or any one or more other Restricted Subsidiaries other than the Borrower; provided that (A) when Parent or any Restricted Subsidiary that is a Loan Party is merging with another Restricted Subsidiary, a Loan Party shall be the continuing or surviving Person and (B) in the case of a merger of Parent with another Restricted Subsidiary, Parent shall have no direct Subsidiaries at the time of such merger other than Foreign Holdings or Holdings; provided, further that if a Specified Foreign Subsidiary is merging with another Restricted Subsidiary that is not a Subsidiary of Holdings, such surviving Person shall be a Guarantor;

(b) (i) any Subsidiary that is not a Loan Party may merge or consolidate with or into any other Subsidiary that is not a Loan Party and (ii) any Subsidiary (other than the Borrower) may liquidate or dissolve or change its legal form if Parent determines in good faith that such action is in the best interests of Parent and its Subsidiaries and if not materially disadvantageous to the Lenders;

(c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be a Loan Party or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary which is not a Loan Party in accordance with Sections 7.02 and 7.03, respectively;

(d) so long as no Default exists or would result therefrom, the Borrower may merge with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Borrower”), (A) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guaranty confirmed that its Guarantee shall apply to the Successor Borrower’s obligations under this Agreement, (D) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, (E) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, and (F) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement;

(e) so long as no Default exists or would result therefrom, any Restricted Subsidiary may merge with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.11;

(f) [reserved];

(g) so long as no Default exists or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05; and

(h) so long as no Default shall have occurred and be continuing or (in the case of the Foreign Reorganization) would result therefrom, the Foreign Reorganization and any Permitted Intercompany Transfer may be consummated.

SECTION 7.05. Dispositions. Make any Disposition, except:

(a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Borrower and the Restricted Subsidiaries;

(b) Dispositions of inventory and immaterial assets in the ordinary course of business (including allowing any registrations or any applications for registration of any immaterial IP Rights to lapse or go abandoned in the ordinary course of business);

(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property that is promptly purchased or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually promptly purchased);

(d) Dispositions of property to a Restricted Subsidiary; provided that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.02;

(e) Dispositions permitted by Sections 7.02, 7.04 and 7.06 and Liens permitted by Section 7.01;

(f) Dispositions of property pursuant to sale-leaseback transactions; provided that (i) with respect to such property owned by Parent and its Restricted Subsidiaries on the Closing Date, the fair market value of all property so Disposed of after the Closing Date (taken together with the aggregate book value of all property Disposed of pursuant to Section 7.05(j)) shall not exceed the greater of (A) $200,000,000 and (B) five percent (5%) of Total Assets per year and (ii) with respect to such property acquired by Parent or any Restricted Subsidiary after the Closing Date, the applicable sale-leaseback transaction occurs within two hundred and seventy (270) days after the acquisition or construction (as applicable) of such property;

(g) Dispositions in the ordinary course of business of Cash Equivalents;

(h) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business and which do not materially interfere with the business of Parent or any Restricted Subsidiary, taken as a whole;

(i) transfers of property subject to Casualty Events upon receipt of the Net Cash Proceeds of such Casualty Event;

(j) Dispositions of property not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition, (ii) the aggregate book value of all property Disposed of in reliance on this clause (j) (taken together with the aggregate fair market value of all property Disposed of pursuant to Section 7.05(f)) shall not exceed the greater of (A) $200,000,000 and (B) five percent (5%) of Total Assets per year and (iii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of $20,000,000, Parent or a Restricted Subsidiary shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(l) and clauses (i) and (ii) of Section 7.01(t)); provided, however, that for the purposes of this clause (iii), (A) any liabilities (as shown on Parent’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of Parent or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by such Restricted Subsidiary from such transferee that are converted by such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received by such Restricted Subsidiary in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of 2.5% of Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash;

(k) Dispositions listed on Schedule 7.05(k);

(l) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(m) any Disposition of (i) Securitization Assets to a Securitization Subsidiary or (ii) accounts receivable, royalty or other revenue streams and other rights of payment related to the Specified Contract Right and the proceeds thereof (collectively, the “Factoring Assets”) pursuant to customary non-recourse receivables factoring arrangements in transactions constituting “true sales” (a “Qualified Factoring Arrangement”);

(n) [reserved]; and

(o) any Dispositions made to consummate the Foreign Reorganization or any Permitted Intercompany Transfer;

provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Sections 7.05(e) and (o) and except for Dispositions from a Loan Party to another Loan Party), shall be for no less than the fair market value of such property at the time of such Disposition. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than Parent or any Restricted Subsidiary, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Borrower that such Disposition is permitted by this Agreement, the Administrative Agent or the Collateral Agent, as applicable, shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

SECTION 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except:

(a) each Restricted Subsidiary may make Restricted Payments to Parent and to other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-wholly owned Restricted Subsidiary, to Parent and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);

(b) Parent and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person;

(c) [reserved];

(d) to the extent constituting Restricted Payments, Parent and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02, 7.04 or 7.08 other than Section 7.08(f);

(e) repurchases of Equity Interests in Parent or any Restricted Subsidiary deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(f) Parent may pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of Parent (or of any such direct or indirect parent of Parent) by any future, present or former employee, director or consultant of Parent (or any direct or indirect parent of Parent) or any of its Subsidiaries pursuant to any employee or director equity plan, employee or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director or consultant of Parent or any of its Subsidiaries; provided that the aggregate amount of Restricted Payments made pursuant to this clause (f) shall not exceed $75,000,000 in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of $100,000,000 in any calendar year); provided further that such amount in any calendar year may be increased by an amount not to exceed:

(i) the Net Cash Proceeds from the sale of Equity Interests (other than Disqualified Equity Interests) of Parent and, to the extent contributed to Parent, Equity Interests of any of Parent’s direct or indirect parent companies, in each case to members of management, directors or consultants of Parent, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Closing Date, to the extent the Net Cash Proceeds from the sale of such Equity Interests have been Not Otherwise Applied; plus

(ii) the Net Cash Proceeds of key man life insurance policies received by Parent or its Restricted Subsidiaries; less

(iii) the amount of any Restricted Payments previously made with the cash proceeds described in clauses (i) and (ii) of this Section 7.06(f);

and provided further that cancellation of Indebtedness owing to Parent from members of management of Parent, any of Parent’s direct or indirect parent companies or any of Parent’s Restricted Subsidiaries in connection with a repurchase of Equity Interests of Parent or any of its direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement.

(g) Parent may make Restricted Payments to any direct or indirect parent of Parent:

(i) the proceeds of which will be used to pay the tax liability to each foreign, federal, state or local jurisdiction in respect of consolidated, combined, unitary or affiliated returns for such jurisdiction of Parent (or such direct or indirect parent) attributable to Parent or its Subsidiaries determined as if Parent and its Subsidiaries filed separately;

(ii) the proceeds of which shall be used to pay its operating costs and expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business, attributable to the ownership or operations of Parent and its Subsidiaries;

(iii) the proceeds of which shall be used to pay franchise taxes and other fees, taxes and expenses required to maintain its (or any of its direct or indirect parents’) corporate existence;

(iv) to finance any Investment permitted to be made pursuant to Section 7.02; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) Parent shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to a Restricted Subsidiary or (2) the merger (to the extent permitted in Section 7.04) of the Person formed or acquired into a Restricted Subsidiary in order to consummate such Permitted Acquisition, in each case, in accordance with the requirements of Section 6.11;

(v) the proceeds of which shall be used to pay customary costs, fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering permitted by this Agreement; and

(vi) the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of Parent to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of Parent and its Restricted Subsidiaries;

(h) Parent or any Restricted Subsidiary may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(i) [reserved;] and

(j) in addition to the foregoing Restricted Payments and so long as no Default shall have occurred and be continuing or would result therefrom and the Borrower is in compliance with the Senior Secured First Lien Incurrence Test (after giving Pro Forma Effect to such additional Restricted Payments), Parent may make additional Restricted Payments in an aggregate amount, together with the aggregate amount of (1) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings made pursuant to Section 7.12(a)(iv) and (2) loans and advances to any direct or indirect parent of Parent made pursuant to Section 7.02(n) in lieu of Restricted Payments permitted by this clause (j) and, in each case, not previously deducted in the calculation of the Available Amount, not to exceed the sum of (i) from and after the Amendment No. 4 Effective Date, $200,000,000, (ii) the aggregate amount of the Net Cash Proceeds of Permitted Equity Issuances that are Not Otherwise Applied and (iii) the amount of the Available Amount that is Not Otherwise Applied.

Notwithstanding anything to the contrary herein, Parent will not, and will not permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment consisting of any proceeds from a Qualified Securitization Transaction.

SECTION 7.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Parent and the Restricted Subsidiaries on the Third Restatement Effective Date or any business reasonably related or ancillary thereto.

SECTION 7.08. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Parent, whether or not in the ordinary course of business, other than (a) transactions between or among Parent or any Restricted Subsidiary or any entity that becomes a Restricted Subsidiary as a result of such transaction, (b) transactions on terms substantially as favorable to Parent or such Restricted Subsidiary as would be obtainable by Parent or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) [reserved], (d) [reserved], (e) [reserved], (f) equity issuances, repurchases, retirements or other acquisitions or retirements of Equity Interests by Parent permitted under Section 7.06, (g) loans and other transactions by Parent and the Restricted Subsidiaries to the extent permitted under this Article 7, (h) employment and severance arrangements between Parent and the Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements, (i) payments by Parent (and any direct or indirect parent thereof) and the Restricted Subsidiaries pursuant to the tax sharing agreements among Parent (and any such direct or indirect parent thereof) and the Restricted Subsidiaries on customary terms to the extent attributable to the ownership or operation of Parent and the Restricted Subsidiaries, (j) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of Parent and the Restricted Subsidiaries or any direct or indirect parent of Parent in the ordinary course of business to the extent attributable to the ownership or operation of Parent and the Restricted Subsidiaries, (k) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 7.08 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (l) dividends, redemptions and repurchases permitted under Section 7.06, (m) customary payments by Parent and any Restricted Subsidiaries to the Sponsor Group made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures), which payments are approved by the majority of the members of the board of directors or a majority of the disinterested members of the board of directors of Parent in good faith, (n) the Foreign Reorganization, (o) any Permitted Intercompany Transfer and (p) any Disposition of Securitization Assets or related assets in connection with any Qualified Securitization Financing.

SECTION 7.09. Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary that is not a Loan Party to make Restricted Payments to any Loan Party or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations which (i) (x) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 hereto and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not expand the scope of such Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary; provided further that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14, (iii) represent Indebtedness of a Restricted Subsidiary which is not a Loan Party which is permitted by Section 7.03, (iv) arise in connection with any Lien permitted by Section 7.01(u) or any Disposition permitted by Section 7.05, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing) and the proceeds and products thereof, (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(e), 7.03(g), 7.03(n) or 7.03(v) to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of Indebtedness incurred pursuant to

Section 7.03(g) only, to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Restricted Subsidiary, (x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xii) [reserved], (xiii) arise in connection with cash or other deposits permitted under Section 7.01, (xiv) comprise restrictions imposed by the Specified Senior Secured Notes Indenture (and any documents governing any Permitted Refinancing thereof, so long as such documents do not expand the scope of the restrictions imposed by the Specified Senior Secured Notes Indenture) and (xv) comprise restrictions described in clause (a) above imposed by any documentation governing any Permitted Additional Incremental Debt or Permitted Term Loan Refinancing Debt permitted by Sections 7.03(x) and (y), respectively, so long as the Contractual Obligations set forth therein are no more restrictive than the corresponding Contractual Obligations contained in the most restrictive indenture governing High Yield Notes as of the date hereof.

SECTION 7.10. Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement, the Second Amended and Restated Credit Agreement, the Amended and Restated Credit Agreement or the Original Credit Agreement.

SECTION 7.11. Accounting Changes. Make any change in fiscal year; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

SECTION 7.12. Prepayments, Etc. of Indebtedness.

(a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments (with respect to the Second Lien Facility) shall be permitted) the Senior Subordinated Notes, the Permitted Additional Second Priority Debt, any subordinated Indebtedness incurred under Section 7.03(h), 7.03(n), 7.03 (x) or 7.03(y) or any other Indebtedness that is or is required to be subordinated to the Obligations pursuant to the terms of the Loan Documents (collectively, “Junior Financing”) or make any payment in violation of any subordination terms of any Junior Financing Documentation, except (i) the refinancing thereof with the Net Cash Proceeds of any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing and, if applicable, is permitted pursuant to Section 7.03(h)), to the extent not required to prepay any Loans or Facility pursuant to Section 2.05(b) or Section 2.05(c), (ii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Parent or any of its direct or indirect parents, (iii) the prepayment of Indebtedness of Parent or any Restricted Subsidiary to Parent or any Restricted Subsidiary to the extent permitted by the Collateral Documents, (iv) if, as of the last day of the immediately preceding Test Period (after giving Pro Forma Effect to such prepayments, redemptions, purchases, defeasances and other payments) the Borrower is in compliance with the

Senior Secured First Lien Incurrence Test, prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount, together with the aggregate amount of (1) Restricted Payments made pursuant to Section 7.06(j) and (2) loans and advances to Parent made pursuant to Section 7.02(n) and, in each case, not previously deducted in the calculation of the Available Amount, not to exceed the sum of (A) from and after the Third Restatement Effective Date, $200,000,000, (B) the amount of the Net Cash Proceeds of Permitted Equity Issuances that are Not Otherwise Applied, (C) the Available Amount that is Not Otherwise Applied and (D) Declined Proceeds; provided that solely in the case of any prepayment, redemption, purchase, defeasance or other payment in respect of all or any portion of Senior Subordinated Notes (together with any prepayment premium due and owing with respect thereto) pursuant to this clause (iv), the Borrower shall not be required to be in compliance with the Senior Secured First Lien Incurrence Test, and (v) the prepayment, redemption, purchase, defeasance or other payment in respect of all or any portion of any Excluded Proceeds Specified Debt with the Excluded Proceeds.

(b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation or any documentation entered into in connection with Permitted Additional Second Priority Debt (or any Permitted Refinancing of any of the foregoing) without the consent of the Administrative Agent.

(c) Amend, modify or change any term or condition of any documentation entered into in connection with the Specified Senior Secured Notes, Permitted Additional Incremental Debt or Permitted Term Loan Refinancing Debt in any manner inconsistent with the requirements set forth in the definition of “Permitted Additional Incremental Debt” or the definition of “Permitted Term Loan Refinancing Debt” (with such terms being deemed applicable to the Specified Senior Secured Notes for purposes hereof), respectively.

SECTION 7.13. Equity Interests of Certain Restricted Subsidiaries. Permit any Domestic Subsidiary that is a Restricted Subsidiary or a Specified Foreign Subsidiary to become a non-wholly owned Subsidiary, except (other than with respect to the Borrower) to the extent such Restricted Subsidiary continues to be a Guarantor or in connection with a Disposition of all or substantially all of the assets or all of the Equity Interests of such Restricted Subsidiary permitted by Section 7.05 or the designation of such Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 6.14.

SECTION 7.14. Holding Company; Foreign Holdings, Foreign Acquisition Co.; Parent. (a) In the case of Holdings, Foreign Holdings and Foreign Acquisition Co., conduct, transact or otherwise engage in any business or operations other than those incidental to (i) its ownership of the Equity Interests of the Borrower, Holdings or of Foreign Subsidiaries, as applicable, (ii) the Foreign Reorganization, (iii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iv) the performance of its obligations, if any, under the Loan Documents, the Specified Senior Secured Notes Indenture, the High Yield Notes Documentation, and any documentation governing any Permitted Additional Incremental Debt or Permitted Term Loan Refinancing Debt (and any Permitted Refinancing of any of the foregoing) and (b) in the case of Parent, conduct, transact or otherwise engage in any business or operations other than those incidental to (i) its ownership of the Equity Interests of Foreign Holdings and Foreign Acquisition Co., (ii) the Foreign Reorganization, (iii) the maintenance of its legal existence (including the ability to incur fees, cost and expenses relating to such maintenance), (iv) the performance of its obligations, if any, under the Loan Documents, the Specified Senior Secured Notes Indenture, the High Yield Notes Documentation, and any documentation governing any Permitted Additional Incremental Debt or Permitted Term Loan Refinancing Debt (and any Permitted Refinancing of any of the foregoing) or (v) any public offering of its common stock or any other issuance of its Equity Interests not prohibited by Article 7.

ARTICLE VIII

Events of Default and Remedies

SECTION 8.01. Events of Default. Any of the following events referred to in any of clauses (a) through (n) inclusive of this Section 8.01 shall constitute an “Event of Default”:

(a) Non-Payment. Any Loan Party or any other Guarantor fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or

(b) Specific Covenants. Parent, Foreign Holdings, Holdings or the Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to Parent, Foreign Holdings, Holdings and the Borrower) or Article 7; or

(c) Other Defaults. Any Loan Party or any other Guarantor fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after notice thereof by the Administrative Agent to the Borrower; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate principal amount of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided further that such failure is unremedied and is not waived by the holders of such Indebtedness; or

(f) Insolvency Proceedings, Etc. Any Loan Party or any of the Restricted Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Restricted Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts in excess of the Threshold Amount as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or

(h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (iii) a termination, withdrawal or noncompliance with applicable law or plan terms or termination, withdrawal or other event similar to an ERISA Event occurs with respect to a Foreign Plan that could reasonably be expected to result in a Material Adverse Effect; or

(j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any Guarantor contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party or any Guarantor denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or

(k) Change of Control. There occurs any Change of Control; or

(l) Collateral Documents. (i) Any Collateral Document after delivery thereof pursuant to Section 4.01 of the Original Credit Agreement or 6.11 shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create a valid and perfected lien, with the priority required by the Collateral Documents (or other security purported to be created on the applicable Collateral) on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent or the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied or failed to acknowledge coverage, or (ii) any of the Equity Interests of the Borrower ceasing to be pledged pursuant to the Security Agreement free of Liens other than Liens created by the Security Agreement or any nonconsensual Liens arising solely by operation of Law; or

(m) Junior Financing Documentation. (i) Any of the Obligations of the Loan Parties and Guarantors under the Loan Documents for any reason shall cease to be “Senior Indebtedness” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under, and as defined in any Junior Financing Documentation, (ii) the subordination provisions set forth in any Junior Financing Documentation shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any Junior Financing, if applicable, or (iii) if applicable, the Second Lien Intercreditor Agreement shall, in whole or in part, cease to be effective or otherwise cease to be legally valid, binding and enforceable against the holders of any Indebtedness constituting Permitted Additional Second Priority Debt (or any Permitted Refinancing thereof); or

(n) First Lien Intercreditor Agreement. So long as any Specified Senior Secured Notes or Permitted Additional First Priority Debt (or any Permitted Refinancing in respect thereof) are outstanding, the First Lien Intercreditor Agreement shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against any party thereto (or against any Person on whose behalf any such party makes any covenants or agreements therein), or otherwise not be effective to create the rights and obligations purported to be created thereunder.

SECTION 8.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may and, at the request of the Required Lenders, shall take any or all of the following actions:

(a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

SECTION 8.03. Exclusion of Immaterial Subsidiaries. Solely for the purpose of determining whether a Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary or Loan Party shall be deemed not to include any Restricted Subsidiary affected by any event or circumstances referred to in any such clause that was not, as of the last day of the most recent completed fiscal quarter of Parent, a Material Subsidiary (it being agreed that all Restricted Subsidiaries affected by any event or circumstance referred to in any such clause shall be considered together, as a single consolidated Restricted Subsidiary, for purposes of determining whether the condition specified above is satisfied).

SECTION 8.04. Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article 3) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.05 and amounts payable under Article 3), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, the Swap Termination Value under Secured Hedge Agreements and the Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Sixth, to the payment of all other Obligations of the Loan Parties and Guarantors that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrower.

ARTICLE IX

Administrative Agent and Other Agents

SECTION 9.01. Appointment and Authorization of Agents.

(a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article 9 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article 9 and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

(c) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable) and a potential Hedge Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 9 (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

SECTION 9.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact including for the purpose of any Borrowing or payment in

Alternative Currencies, such sub-agents as shall be deemed necessary by the Administrative Agent and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

SECTION 9.03. Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party, any Guarantor or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

SECTION 9.04. Reliance by Agents.

(a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party or Guarantor), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

(b) For purposes of determining compliance with the conditions specified in Section 4.01 of the Original Credit Agreement or Section 4.01 of this Agreement (as amended from time to time), each Lender that has signed the Original Credit Agreement, the Amendment and Restatement Agreement, the Second Amendment and Restatement Agreement or the Third Amendment and Restatement Agreement, as applicable, shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed closing date specifying its objection thereto.

SECTION 9.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article 8; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

SECTION 9.06. Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

SECTION 9.07. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower, provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

SECTION 9.08. Agents in their Individual Capacities. Citibank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties, the Guarantors and their respective Affiliates as though Citibank were not the Administrative Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Citibank or its Affiliates may receive information regarding any Loan Party, any Guarantor or any of their Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party, such Guarantor or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include Citibank in its individual capacity.

SECTION 9.09. Successor Agents. The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ notice to the Lenders and the Borrower. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default under Section 8.01(f) or (g) (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent,” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article 9 and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

SECTION 9.10. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(g) and (h), 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 9.11. Collateral and Guaranty Matters. The Lenders irrevocably agree:

(a) that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the expiration or termination of all Letters of Credit and any other obligation (including a guarantee that is contingent in nature), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than Parent, Foreign Holdings, Holdings, the Borrower or any of its Domestic Subsidiaries that are Restricted Subsidiaries, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, or (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below;

(b) to release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i);

(c) that any Guarantor shall be automatically released from its obligations under the Guaranty if such Person ceases to be a Restricted Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the High Yield Notes, the Specified Senior Secured Notes, any Permitted Additional Incremental Debt, any Permitted Term Loan Refinancing Debt or any Junior Financing;

(d) if any Guarantor shall cease to be a Material Subsidiary (as certified in writing by a Responsible Officer), (i) such Subsidiary shall be automatically released from its obligations under any Guaranty and (ii) any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary shall be automatically released; provided that no such release shall occur if such Subsidiary continues to be a guarantor in respect of the High Yield Notes, the Specified Senior Secured Notes, any Specified Refinancing Indebtedness or any Junior Financing; and

(e) at the request of Parent, the Other Parent Guarantors shall be released from their respective obligations under any Guaranty.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent will promptly (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11.

SECTION 9.12. Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent”, “joint bookrunner” or “arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 9.13. Appointment of Supplemental Administrative Agents.

(a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article 9 and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

(c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower, Foreign Holdings, Holdings or Parent, as applicable, shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

SECTION 9.14. Approval and Authorization. The Lenders hereby approve and consent to the entry into of the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement and authorize the Collateral Agent (a) to enter into the same on their behalf and (b) to perform their duties and obligations and to exercise their rights and remedies thereunder including, without limitation, appointing and directing the directing agent thereunder to exercise such rights and remedies on its behalf. The Lenders acknowledge that the Collateral Agent will be acting as collateral agent for the holders of the Obligations under the Collateral Documents and a separate agent or agents will be acting as collateral agent for the holders of each series of Specified Senior Secured Notes, Permitted Additional First Priority Debt and Permitted Additional First Priority Debt under the applicable Permitted Additional Secured Debt Collateral Documents, in each case, on the terms provided for in the Collateral Documents and the applicable Permitted Additional Secured Debt Collateral Documents, but subject in all respects to the First Lien Intercreditor Agreement or the Second Lien Intercreditor Agreement, as applicable.

ARTICLE X

Miscellaneous

SECTION 10.01. Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall:

(a) extend or increase the Commitment of any Lender without the written consent of each Lender directly affected thereby (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest;

(c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of Total Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate of interest; provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

(d) change any provision of this Section 10.01, the definition of “Required Lenders” or “Pro Rata Share” or Section 2.05(b)(v)(Y), 2.06(c), 8.04 or 2.13 without the written consent of each Lender affected thereby;

(e) other than in a transaction permitted under Section 7.05 or Section 10.23, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f) other than in a transaction permitted under Section 7.04, Section 7.05 or Section 10.23, release all or substantially all of the aggregate value of the Guarantees, without the written consent of each Lender; or

(g) change the currency in which any Loan is denominated of any Loan without the written consent of the Lender holding such Loans;

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of an L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (v) the consent of Lenders holding more than 50% of any Class of Commitments shall be required with respect to any amendment that by its terms adversely affects the rights of such Class in respect of payments hereunder in a manner different than such amendment affects other Classes. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders).

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

Notwithstanding anything to the contrary contained in Section 10.01, guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents.

SECTION 10.02. Notices and Other Communications; Facsimile Copies.

(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(c)), when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuers and the Swing Line Lender pursuant to Article 2 shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Guarantors, the Agents and the Lenders.

(c) Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

SECTION 10.03. No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 10.04. Attorney Costs and Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent, the Syndication Agent, the Documentation Agent and the Third Restatement Arrangers for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Cravath, Swaine & Moore LLP and one local and foreign counsel in each relevant jurisdiction, and (b) to pay or reimburse the Administrative Agent, the Syndication Agent, the Documentation Agent, the Third Restatement Arrangers and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of counsel to the Administrative Agent). The foregoing costs and expenses shall include all reasonable search, filing, recording and title insurance charges and fees related thereto, and other (reasonable, in the case of Section 10.04(a)) and documented out-of-pocket expenses incurred by any Agent. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within ten (10) Business Days of receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party or Guarantor fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party or such Guarantor by the Administrative Agent in its sole discretion.

SECTION 10.05. Indemnification by the Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence or willful misconduct of such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee or (y) a material breach of the Loan Documents by such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within ten (10) Business Days after demand therefor; provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification or contribution rights with respect to such payment pursuant to the express terms of this Section 10.05. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

SECTION 10.06. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

SECTION 10.07. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of Parent, Foreign Holdings, Holdings or the Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee, (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed, it being understood that the Borrower shall have the right to withhold its consent if the Borrower would be required to obtain the consent of, or make a filing or registration with, a Governmental Authority) of:

(A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing, any Assignee; provided further that consent under this clause (A) shall be deemed given if the Borrower shall not have objected in writing to a proposed assignment within ten Business Days following written notice thereof from the Administrative Agent;

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund;

(C) each Principal L/C Issuer at the time of such assignment, provided that no consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent; and

(D) in the case of any assignment of any of the Dollar Revolving Credit Facility, the Swing Line Lender.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning

Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (in the case of the Revolving Credit Facilities) or $1,000,000 (in the case of a Term Loan) unless each of the Borrower and the Administrative Agent otherwise consents, provided that (1) no such consent of the Borrower shall be required if an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds; and

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.

(c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e).

(d) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly affects such Participant. Subject to Section 10.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Section 10.15), 3.04 and 3.05 (through the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letters of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f) A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.

(g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.01, 3.04 or 3.05), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i) Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

(j) Notwithstanding anything to the contrary contained herein, any L/C Issuer or the Swing Line Lender may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as an L/C Issuer or the Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or the

Swing Line Lender shall have identified, in consultation with the Borrower, a successor L/C Issuer or Swing Line Lender willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of an L/C Issuer or the Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

(k) Notwithstanding anything to the contrary contained in this Agreement, any Lender may assign all or any portion of its Term Loans to the Borrower through open market purchases on a non-pro rata basis, provided that in connection with any assignment pursuant to this Section 10.07(k), (i) no Default or Event of Default shall have occurred and be continuing at the time of such assignment or shall result therefrom, (ii) any Term Loans purchased by the Borrower shall, without further action by any Person, be deemed canceled and no longer outstanding (and may not be resold) for all purposes of this Agreement and all other Loan Documents, including, but not limited to (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Loan Document, (B) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Loan Document or (C) the determination of Required Lenders (it being understood and agreed that (x) any gains or losses by the Borrower upon any such purchase and cancelation of Term Loans shall not be taken into account in the calculation of Excess Cash Flow, Consolidated Net Income and Consolidated EBITDA and (y) any such purchase of Term Loans pursuant to this Section 10.07(k) shall not constitute a voluntary prepayment of Term Loans for purposes of this Agreement), (iii) the Borrower shall not have any MNPI that either has not been disclosed in writing to the assigning Lender (other than any such Lender what does not wish to receive MNPI) on or prior to the date of any assignment to the Borrower or if not disclosed to such Lender, could reasonably be expected to have a material effect upon, or otherwise be material to, (x) a Lender’s decision to make such assignment or (y) the market price of the Term Loans, in each case except to the extent that such Lender has entered into a customary “big boy” letter with the Borrower, (iv) the assigning Lender and the Borrower shall execute and deliver to the Administrative Agent a Borrower Purchase Assignment and Assumption in lieu of an Assignment and Assumption, (v) no proceeds of Revolving Loans may be used to fund any such assignment and (vi) the aggregate principal amount of Term Loans assigned to the Borrower pursuant to this Section 10.07(k) shall not exceed $500,000,000. In connection with any Term Loans purchased and canceled pursuant to this Section 10.07(k), the Administrative Agent is authorized to make appropriate entries in the Register to reflect any such cancelation.

(l) The Lenders hereby consent to the transactions described in Section 10.07(k) and acknowledge that purchases made by the Borrower pursuant to Section 10.07(k) may result in the retirement of Term Loans on a non-pro rata basis among the Lenders. The Lenders further acknowledge that any payment made to a Lender in connection with a transaction described in Section 10.07(k) is solely for the account of such Lender and no ratable sharing of such proceeds is required under this Agreement or any other Loan Document.

SECTION 10.08. Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information and to not use or disclose such information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ directors, officers, employees, trustees, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(g), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; (f) with the written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08; (h) to any Governmental Authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender; (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender); or (j) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from any Loan Party or its Affiliates or its Affiliates’ directors, officers, employees, trustees, investment advisors or agents, relating to Parent, Holdings, the Borrower or any of their subsidiaries or its business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that, in the case of information received from a Loan Party after the Closing Date, such information is clearly identified at the time of delivery as confidential or (ii) is delivered pursuant to Section 6.01, 6.02 or 6.03 hereof.

SECTION 10.09. Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and its

Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owning by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of Holdings. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have.

SECTION 10.10. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

SECTION 10.11. Counterparts. Each Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to any Loan Document shall be effective as delivery of an original executed counterpart of such Loan Document. The Agents may also require that any such documents and signatures delivered by facsimile or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic transmission.

SECTION 10.12. Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

SECTION 10.13. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

SECTION 10.14. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.15. Tax Forms.

(a) Any Agent or Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Agent or Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Agent or Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(i) above and Sections 10.15(b)(i), (b)(ii) and (c) below) shall not be required if in the Agent’s or Lender’s reasonable judgment such completion, execution or submission would subject such Agent or Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Agent or Lender.

(b) Without limiting the generality of Section 10.15(a), (i) Each Lender and Agent that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “Foreign Lender”) shall, to the extent it may lawfully do so, deliver to the Borrower and the Administrative Agent, on or prior to the Third Restatement Effective Date (or upon accepting an assignment of an interest herein), two duly signed, properly completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, United States withholding tax on all payments to be made to such Foreign Lender by the Borrower or any other Loan Party pursuant to this Agreement or any other Loan Document) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower or any other Loan Party pursuant to this Agreement or any other Loan Document) or such other evidence reasonably satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, United States federal withholding tax, including any exemption pursuant to Section 871(h) or 881(c) of the Code, and in the case of a Foreign Lender claiming such an exemption under Section 881(c) of the Code, executed originals of IRS Form W-8BEN and a certificate substantially in the form of Exhibit K-1 that establishes in writing to the Borrower and the Administrative Agent that such Foreign Lender is not (i) a “bank” as defined in Section 881(c)(3)(A) of the Code, (ii) a 10-percent stockholder within the meaning of Section 871(h)(3)(B) of the Code, or (iii) a controlled foreign corporation related to the Borrower with the meaning of Section 864(d) of the Code. Thereafter and from time to time, each such Foreign Lender shall, to the extent it may lawfully do so, (A) promptly submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or more of such forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States Laws and regulations to avoid, or such evidence as is reasonably satisfactory to the Borrower and the Administrative Agent of any available exemption from, or reduction of, United States federal withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower or other Loan Party pursuant to this Agreement, or any other Loan Document, in each case, (1) on or before the date that any such form, certificate or other evidence expires or becomes obsolete, (2) after the occurrence of a change in the Lender’s circumstances requiring a change in the most recent form, certificate or evidence previously delivered by it to the Borrower and the Administrative Agent and (3) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent, and (B) promptly notify the Borrower and the Administrative Agent of any change in the Lender’s circumstances which would modify or render invalid any claimed exemption or reduction.

(ii) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Foreign Lender under any of the Loan Documents shall, to the extent it may lawfully do so, deliver to the Borrower and the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Borrower or the Administrative Agent (in either case, in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Foreign Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Foreign Lender acts for its own account that is not subject to United States federal withholding tax, and (B) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Foreign Lender is required to transmit with such form, and any other certificate or statement of exemption required under the Code, including, as applicable, IRS Form W-8, IRS Form W-9 and certificates in the form of Exhibit K-2, K-3 or K-4 from each beneficial owner, to establish that such Foreign Lender is not acting for its own account with respect to a portion of any such sums payable to such Foreign Lender.

(iii) The Borrower shall not be required to pay any additional amount or any indemnity payment under Section 3.01 to (A) any Foreign Lender if such Foreign Lender shall have failed to satisfy the foregoing provisions of this Section 10.15(b), or (B) any U.S. Lender if such U.S. Lender shall have failed to satisfy the provisions of Section 10.15(c); provided that (i) if such Lender shall have satisfied the requirement of this Section 10.15(b) or Section 10.15(c), as applicable, on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 10.15(b) or Section 10.15(c) shall relieve the Borrower of its obligation to pay any amounts pursuant to Section 3.01 in the event that, as a result of any change in any applicable Law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate and (ii) nothing in this Section 10.15(b) shall relieve the Borrower of its obligation to pay any amounts pursuant to Section 3.01 in the event that the requirements of 10.15(b)(ii) have not been satisfied if the Borrower is entitled, under applicable Law, to rely on any applicable forms and statements required to be provided under this Section 10.15 by the Foreign Lender that does not act or has ceased to act for its own account under any of the Loan Documents.

(iv) The Administrative Agent may deduct and withhold any taxes required by any Laws to be deducted and withheld from any payment under any of the Loan Documents.

(c) Without limiting the generality of Section 10.15(a), each Lender and Agent that is a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “U.S. Lender”) shall deliver to the Administrative Agent and the Borrower two duly signed, properly completed copies of IRS Form W-9, or any successor thereto, certifying that such U.S. Lender is entitled to an exemption from United States backup withholding tax (i) on or prior to the Third Restatement Effective Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in the Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent and (iv) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent. If such U.S. Lender fails to deliver such forms, then the Borrower and the Administrative Agent may withhold from any payment to such U.S. Lender an amount equivalent to the applicable backup withholding tax imposed by the Code.

SECTION 10.16. GOVERNING LAW.

(a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 10.17. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 10.18. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, Foreign Holdings, Holdings and Parent and the Administrative Agent shall have been notified by each Lender, Swing Line Lender and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04.

SECTION 10.19. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable Law).

SECTION 10.20. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provisions of this Section 10.20 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

SECTION 10.21. USA PATRIOT Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower and the Guarantors, which information includes the names and addresses of the Borrower and the Guarantors and other information that will allow such Lender to identify the Borrower and the Guarantors in accordance with the USA PATRIOT Act.

SECTION 10.22. Agent for Service of Process. The Borrower agrees that promptly following request by the Administrative Agent it shall cause each Material Foreign Subsidiary for whose account a Letter of Credit is issued to appoint and maintain an agent reasonably satisfactory to the Administrative Agent to receive service of process in New York City on behalf of such Material Foreign Subsidiary.

SECTION 10.23. Foreign Reorganization.

(a) So long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Parent and any Restricted Subsidiary shall be permitted to take any and all actions necessary to consummate the Foreign Reorganization. In the event that any of the Collateral shall be transferred by any Loan Party in connection with the Foreign Reorganization, the Liens granted hereunder or under the other Loan Documents on such

Collateral shall automatically be discharged and released and all rights to such Collateral shall revert to the applicable Loan Party without any further action by the Collateral Agent or any other Person; provided that such Loan Party shall cause any Transferred Foreign Subsidiary or Foreign Acquisition Co., as applicable, to take such actions described in the definition of “Foreign Reorganization” as a condition to such release. Without prejudice to the foregoing, upon the request of the applicable Loan Party, the Collateral Agent, at the expense of such Loan Party, shall promptly execute and deliver to such Loan Party, all releases, termination statements, stock certificates, any certificated securities or any other documents necessary or desirable for the release of the Liens on such Collateral.

(b) Notwithstanding anything to the contrary set forth herein or in any other Loan Document, so long as no Default or Event of Default shall have occurred and be continuing, in the event that the Foreign Reorganization is not consummated and to the extent that any Permitted Intercompany Transfer has occurred (or will occur concurrently with such release described herein), any Other Parent Guarantor, Parent and Foreign Holdings, as applicable, shall (x) be automatically released from their respective obligations under the Guaranty, (y) be automatically released from any and all obligations under the Loan Documents (including, without limitation, any obligation to comply with the covenants set forth herein) and any reference to “Parent” or “Foreign Holdings” herein shall be construed as a reference to the Successor Person mutatis mutandis, and (z) any Liens granted hereunder or under the other Loan Documents by Parent and Foreign Holdings on any Collateral shall automatically be discharged and released, as applicable, without any further action by the Collateral Agent or any other Person. In connection with the foregoing, upon the request of the Borrower, the Collateral Agent, at the expense of Borrower, shall promptly execute and deliver to any Other Parent Guarantor, Parent, Foreign Holdings or Holdings, as applicable, all releases, termination statements, stock certificates, any certificated securities or any other documents necessary or desirable for the release of any Other Parent Guarantor, Parent and Foreign Holdings from their obligations under the Loan Documents and the release of the Liens on such Collateral. For the avoidance of doubt, after any such reorganization as contemplated in this Section 10.23(b) shall have occurred, the Foreign Reorganization shall not be permitted pursuant to Section 10.23(a) or otherwise.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

Schedule I

Guarantors

SigmaTel, LLC.

1

Schedule 1.01B

Unrestricted Subsidiaries

None.

2

Schedule 1.01D

Excluded Subsidiaries

None.

3

Schedule 2.03(a)(ii)(B)

Certain Letters of Credit

As of February 15, 2013:

  EXPIRING 12 MONTHS OR LESS FROM MARCH 1, 2013

Issuer	Date	Entity	Curr	LC Amount	US$ Equiv	Expires	Beneficiary

Citibank	4/3/2007	Freescale Semiconductor Inc	USD	2,900,000	2,900,000	12/17/2013	UNITED STATES FIDELITY AND GUARANTY

Citibank	8/21/2008	Freescale Semiconductor Inc	USD	1,500,000	1,500,000	8/19/2013	BRANDYWINE ACQUISITION PARTNERS LP

EXPIRING MORE THAN 12 MONTHS FROM MARCH 1, 2013
Issuer	Date	Entity	Curr	LC Amount	US$ Equiv	Expires	Beneficiary

Citibank	3/11/2008	Freescale Semiconductor Inc	USD	4,400,000	4,400,000	6/24/2016	CITIBANK N.A.

Citibank	3/24/2008	Freescale Semiconductor Inc	USD	2,497,113	2,497,113	12/1/2016	SALT RIVER PROJECT AGRICULTURAL

Citibank	3/22/2012	Freescale Semiconductor Inc	EUR	1,000,000	1,334,700	3/23/2014	DEUTSCHE BANK A G AMSTERDAM

Citibank	4/2/2009	Freescale Semiconductor Inc	USD	500,000	500,000	11/26/2015	SHELL ENERGY NORTH AMERICA

Citibank	5/27/2009	Freescale Semiconductor Inc	USD	505,370	507,370	EVERGREEN	LIBERTY MUTUAL INSURANCE COMPANY

Citibank	4/30/2008	Freescale Semiconductor EME&A S.A.	GBP	1,000,000	1,546,702	11/26/2014	CITIBANK NA LONDON

Citibank	9/12/2012	Freescale Semiconductor Inc	USD	250,000	250,000	EVERGREEN	EDF TRADING NORTH AMERICA, LLC

Citibank	4/17/2008	Freescale Semiconductor Inc	USD	1,000,000	1,000,000	6/24/2016	CITIBANK N.A.

4

Citibank	7/8/2008	Freescale Semiconductor Inc	GBP	90,000	139,203	11/29/2014	CITBANK N.A. LONDON

Citibank	10/13/2011	Freescale Semiconductor Inc	USD	78,951	78,951	6/23/2016	Carr NP Properties LLC

Citibank	10/25/2007	Freescale Semiconductor Inc	USD	45,000	45,000	EVERGREEN	EL PASO NATURAL GAS COMPANY

Citibank	2/5/2008	Freescale Semiconductor Inc	USD	44,000	44,000	11/26/2014	DEUTSCHE BANK AG LONDON

Citibank	2/23/2009	Freescale Semiconductor Inc	EUR	23,000	30,698	11/26/2014	SOCIETE PRIVEE DE GERANCE

Citibank	9/17/2008	Freescale Semiconductor Inc	EUR	22,000	29,363	11/26/2014	CITIBANK NA LONDON

Citibank	2/23/2009	Freescale Semiconductor Inc	EUR	20,000	26,694	11/26/2014	SOCIETE PRIVEE DE GERANCE

Citibank	4/28/2010	Freescale Semiconductor Inc	EUR	16,461	21,970	11/15/2014	CITIBANK INTERNATIONAL PLC

Citibank	2/5/2008	Freescale Semiconductor Inc	USD	4,000	4,000	EVERGREEN	DEUTSCHE BANK AG TAIPEI BRANCH

5

Schedule 5.05

Certain Liabilities

See letters of credit listed on Schedule 2.03(a)(ii)(B).

Debt Facility	Borrower	Creditor	Amount
10.125% Senior Secured Notes due 2018 (pursuant to the Indenture dated as of February 19, 2010 between Freescale and the Bank of New York, as Trustee)	Freescale Semiconductor, Inc.	Public markets	$663,102,000
9.25% Senior Secured Notes due 2018 (pursuant to the Indenture dated as of April 13, 2010 between Freescale and the Bank of New York, as Trustee)	Freescale Semiconductor, Inc.	Public markets	$1,380,000,000
8.875% Senior Notes due 2014 (pursuant to the Indenture dated as of December 1, 2006 between Freescale and the Bank of New York, as Trustee)	Freescale Semiconductor, Inc.	Public markets	$98,059,000
10.75% Senior Notes due 2020 (pursuant to the Indenture dated as of September 30, 2010 between Freescale and the Bank of New York, as Trustee)	Freescale Semiconductor, Inc.	Public markets	$472,500,000
8.05% Senior Notes due 2020 (pursuant to the Indenture dated as of June 10, 2011 between Freescale and the Bank of New York, as Trustee)	Freescale Semiconductor, Inc.	Public markets	$738,500,000
Senior Floating Rate Notes due 2014 (pursuant to the Indenture dated as of December 1, 2006 between Freescale and the Bank of New York, as Trustee)	Freescale Semiconductor, Inc.	Public markets	$57,340,000
10.125% Senior Subordinated Notes due 2016 (pursuant to the Indenture dated as of December 1, 2006 between Freescale and the Bank of New York, as Trustee)	Freescale Semiconductor, Inc.	Public markets	$264,286,000

Obligor	Counterparty	Obligation Description	Net Obligation or (Receivable)	Contract Termination Date
Freescale Semiconductor, Inc.	Barclays, Credit Suisse, Citibank, Goldman Sachs, Royal Bank of Canada	Foreign Exchange Contracts	283,776.07	Various through November 2013

6

Freescale Semiconductor Luxembourg	Barclays, Credit Suisse, Goldman Sachs, Royal Bank of Canada	Foreign Exchange Contracts	(886,209.95)	Various through February 2013

Freescale Semiconductor, Inc.	Goldman Sachs, Credit Suisse, Citibank	Commodity Swap Contracts	1,511,325.00	Various through December 2013

Freescale Semiconductor, Inc.	Goldman Sachs, Credit Suisse, Citibank, Royal Bank of Canada	Interest Rate Swap Contracts	15,480,334.00	Various through December 2016

Lessor	Leased Assets	Asset Location	Capital Lease Amount at 2/22/2013
Air Products, Inc	Nitrogen Holding Tanks	Phoenix, Arizona	(392,544.95)
Cisco Systems, Inc	Computer Equipment	Phoenix, Arizona Austin, Texas	(678,015.32)
ElectroRent Corporation	Equipment	Phoenix, Arizona Austin, Texas	(200,720.01)

7

Schedule 5.10

Taxes

None.

8

Schedule 5.11(a)

ERISA Compliance

None.

9

Schedule 5.12

Subsidiaries and Other Equity Interests

Country	Entity Name	% Ownership
Bermuda	Freescale Semiconductor Holdings III, Ltd	Freescale Semiconductor Holdings II, Ltd. = 100%
	Freescale Semiconductor Holdings IV, Ltd	Freescale Semiconductor Holdings III, Ltd. = 100%
Brazil	Freescale Semicondutores Brasil Ltda.	Freescale Semiconductor, Inc. = 99% Freescale Semiconductor International Corporation = 1%
British Virgin Islands	Freescale Semiconductor Holding Limited	Freescale Semiconductor, Inc. = 100%
Canada	Freescale Semiconductor Canada Inc.	Freescale Semiconductor, Inc. = 100%
Cayman Islands	Freescale Semiconductor Cayman Holdings Ltd.	Freescale Semiconductor, Inc. = 100% of Voting Rights (no economic interests) Freescale Semiconductor Holdings IV, Ltd. = 100% of Economic Interests (no voting rights)
China	Freescale Qiangxin (Tianjin) IC Design Co. Ltd.	Freescale Semiconductor Holding Limited = 75% Tianjin Qiangxin Semiconductor Chip Design Co. Ltd. = 25%
	Freescale Semiconductor (China) Ltd.	Providence China Holding Limited = 100%
Czech Republic	Freescale Polovodice Ceska republika s.r.o.	Freescale Semiconductor, Inc. = 100%
Denmark	Freescale Semiconductor Danmark A/S	Freescale Semiconductor, Inc. = 100%
France	Freescale Semiconducteurs France SAS	Freescale Semiconductor Danmark A/S = 99.99% Freescale Semiconductor International Corporation = 0.01%
Germany	Freescale Halbleiter Deutschland GmbH	Freescale Semiconductor Danmark A/S =84.16% Freescale Semiconductor, Inc. = 10.69% Freescale Semiconductor Holdings III, Ltd. = 5.15%
Hong Kong	Freescale Semiconductor Hong Kong Limited	Freescale Semiconductor, Inc. = 100%
	Providence China Holdings Limited	Freescale Semiconductor Holding Limited = 100%
Hungary	Providence Holdings Befektetési Korlátolt Felelősségű Társaság	Freescale Semiconductor Holdings IV, Ltd. = 100%
India	Freescale Semiconductor India Pvt. Ltd.	Freescale Semiconductor, Inc. = 99.999973% Freescale Semiconductor International Corporation = 0.000027%
	Intoto Software India Private Limited	Intoto, LLC = 99.817% Freescale Semiconductor, Inc. = 0.183%
Israel	Freescale Semiconductor Israel Limited	Freescale Semiconductor, Inc. = 100%
Italy	Freescale Semiconduttori Italia S.r.l	Freescale Semiconductor, Inc. = 100%
Japan	Freescale Semiconductor Japan Limited	Freescale Semiconductor, Inc. = 100%

10

Country	Entity Name	% Ownership
	Tohoku Semiconductor Corporation	Freescale Semiconductor, Inc. = 100%
Korea	Freescale Semiconductor Korea, Inc.	Freescale Semiconductor, Inc. = 100%
Luxembourg	Freescale Semiconductor Luxembourg Investing Services S.à.r.l.	Freescale Semiconductor Luxembourg Treasury Services S.à.r.l. = 100%
	Freescale Semiconductor Luxembourg Treasury Services S.à.r.l.	Freescale Semiconductor Cayman Holdings Ltd. = 100%
Malaysia	Freescale Asia Fulfillment Centre Sdn Bhd.	Freescale Semiconductor Cayman Holdings Ltd. = 100%
	Freescale Semiconductor Malaysia Sdn Bhd.	Freescale Semiconductor, Inc. = 100%
Mexico	Freescale Semiconductor Mexico S. de R.L. de C.V.	Freescale Semiconductor, Inc. = 99.99% Freescale Semiconductor International Corporation = 0.01%
Romania	Freescale Semiconductor Romania Srl	Freescale Semiconductor, Inc. = 100%
Russia	Freescale Semiconductor LLC	Freescale Semiconductor, Inc. is the sole participant; holds equity shares which are not securities under Russian law
Singapore	Freescale Semiconductor Singapore Pte. Ltd.	Freescale Semiconductor, Inc. = 100%
Sweden	Freescale Semiconductor Nordic AB	Freescale Semiconductor, Inc. = 100%
Switzerland	Freescale Semiconductor EME&A SA	Freescale Semiconductor, Inc. = 90.91% Providence Holdings Befektetési Korlátolt Felelősségű Társaság = 9.09%
	Freescale Semiconductor Holdings GmbH	Providence Holdings Befektetési Korlátolt Felelősségű Társaság = 100%
	Freescale Semiconductor S.A.	Freescale Semiconductor, Inc. = 100%
Taiwan	Freescale Semiconductor Taiwan Ltd.	Freescale Semiconductor, Inc. = 100%
UK	Freescale Semiconductor Holding UK Limited	Freescale Semiconductor Danmark A/S = 100%
	Freescale Semiconductor UK Limited	Freescale Semiconductor Holding UK Limited = 100%
Ukraine	Freescale Semiconductor Ukraine LLC	Freescale Semiconducteurs France SAS = 100%
US	Freescale Semiconductor Holdings V, Inc. (Delaware corporation)	Freescale Semiconductor Holdings IV, Ltd. = 100%
	Freescale Semiconductor, Inc. (Delaware corporation)	Freescale Semiconductor Holdings V, Inc. = 100%
	Chip Re Inc. (Arizona corporation)	Freescale Semiconductor, Inc. = 100%

11

Country	Entity Name	% Ownership
	intoto, LLC (Delaware limited liability company)	Freescale Semiconductor, Inc. = 100%
	Freescale Semiconductor International Corporation (Delaware corporation)	Freescale Semiconductor, Inc. = 100%
	SigmaTel, LLC (Delaware limited liability company)	Freescale Semiconductor, Inc. = 100%

12

Schedule 10.02

Administrative Agent’s Office, Certain Addresses for Notices

Borrower:

Freescale Semiconductor, Inc.

6501 William Cannon Drive West

Austin, Texas 78735

Facsimile: (512) 895-1777

Telephone: (512) 895-7607

Email: david.stasse@freescale.com

Attention: David Stasse, Vice President and Treasurer

www.freescale.com

Administrative Agent, Swing Line Lender and L/C Issuer:

Citibank N.A.

390 Greenwich Street

New York, NY 10013

Facsimile: 646-291-1629

Telephone: 212-723-6614

Email: cornelius.p.mahon@citigroup.com

Additional email: oploanswebadmin@citigroup.com

Attention: Neil Mahon

Citi Global Loans

1615 Brett Road Ops III

New Castle, DE 19720

Attn: Annemarie E Pavco

Facsimile: 212-994-0961

Telephone: 302-323-2475

Email: GLAgentOfficeOps@citi.com

13

EXHIBIT A

[FORM OF]

COMMITTED LOAN NOTICE

To:	Citibank, N.A., as Administrative Agent
[•]

Attention: [•]

[Date]

Ladies and Gentlemen:

Reference is made to the Third Amended and Restated Credit Agreement dated as of [—], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc. (the “Borrower”), Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby requests (select one):

A Borrowing of new Loans

A conversion of Loans

A continuation of Loans

to be made on the terms set forth below:

(A)	Class of Borrowing[1]

(B)	Date of Borrowing, conversion or continuation (which is a Business Day)

(C)	Principal amount

1 Tranche B-3 Term Loan, Tranche B-4 Term Loan, Incremental Term Loan, Specified Incremental Term Loan, Dollar Revolving Credit Loan, or Alternative Currency Revolving Credit Loan.

(D)	Type of Loan[2]

(E)	Interest Period[3]

(F)	Currency of Loan

The above request has been made to the Administrative Agent by telephone at [                    ].

2 Specify Eurocurrency or Base Rate. Alternative Currency Revolving Credit Loans must be Eurocurrency.

3 Applicable for Eurocurrency Borrowings/Loans only.

2

[The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, on the date of this Committed Loan Notice and on the date of the related Borrowing, the conditions to lending specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement have been satisfied.]4

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:

4 Insert bracketed language if the Borrower is requesting a Borrowing of new Loans.

3

EXHIBIT B

[FORM OF]

SWING LINE LOAN NOTICE

To:	Citibank, N.A.,
as Swing Line Lender
[•]

Attention: [•]

[Date]

Ladies and Gentlemen:

Reference is made to the Third Amended and Restated Credit Agreement dated as of [—], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc. (the “Borrower”), Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.04(b) of the Credit Agreement that it requests a Swing Line Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Swing Line Borrowing is requested to be made:

(A)	Principal Amount to be Borrowed[1]

(B)	Date of Borrowing (which is a Business Day)

The above request has been made to the Swing Line Lender and the Administrative Agent by telephone at [                    ].

1 Shall be a minimum of $100,000.

The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, on the date of this Swing Line Loan Notice and on the date of the related Swing Line Borrowing, the conditions to lending specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement have been satisfied.

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:

2

EXHIBIT C-1

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

[FORM OF]

[TRANCHE B-3] [TRANCHE B-4] TERM LOAN NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Third Amended and Restated Credit Agreement dated as of [—], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer) (i) on the dates set forth in the Credit Agreement or the other Loan Documents, the principal amounts set forth in the Credit Agreement with respect to [Tranche B-3] [Tranche B-4] Term Loans made by the Lender to the Borrower pursuant to the Credit Agreement or the other Loan Documents and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement or the other Loan Documents on the unpaid principal amount of all [Tranche B-3] [Tranche B-4] Term Loans made by the Lender to the Borrower pursuant to the Credit Agreement or the other Loan Documents.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement or the other Loan Documents.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Term Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:

3

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

4

EXHIBIT C-2

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

[FORM OF]

DOLLAR REVOLVING CREDIT NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), hereby severally promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in immediately available funds at the relevant Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Third Amended and Restated Credit Agreement dated as of [—], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer) (A) on the dates set forth in the Credit Agreement, the lesser of (i) the principal amount set forth above and (ii) the aggregate unpaid principal amount of all Dollar Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and (B) interest from the date hereof on the principal amount from time to time outstanding on each such Dollar Revolving Credit Loan at the rate or rates per annum and payable on such dates as provided in the Credit Agreement in lawful money of the United States of America.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Dollar Revolving Credit Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:

3

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

4

EXHIBIT C-3

LENDER: [•]

PRINCIPAL AMOUNT: [€][£][$]

[FORM OF]

ALTERNATIVE CURRENCY REVOLVING CREDIT NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), hereby severally promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in immediately available funds at the relevant Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Third Amended and Restated Credit Agreement dated as of [—], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer) (A) on the dates set forth in the Credit Agreement, the lesser of (i) the principal amount set forth above and (ii) the aggregate unpaid principal amount of all Alternative Currency Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and (B) interest from the date hereof on the principal amount from time to time outstanding on each such Alternative Currency Revolving Credit Loan at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Alternative Currency Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Alternative Currency Revolving Credit Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:

3

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

4

EXHIBIT D

[FORM OF]

COMPLIANCE CERTIFICATE

Reference is made to the Third Amended and Restated Credit Agreement dated as of [—], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc. (the “Borrower”), Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer (capitalized terms used herein have the meanings attributed thereto in the Credit Agreement unless otherwise defined herein). Pursuant to Section 6.02 of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of the Parent, certifies as follows:

1.	[Attached hereto as Exhibit [A] is the consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of KPMG LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.]

2.	[Attached hereto as Exhibit [B] is the consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Parent as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes.]

3.

To my knowledge, except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, at no time during the period between [    ] and [    ] (the “Certificate Period”) did a Default or an Event of Default exist. [If unable to provide the foregoing certification, fully describe the reasons therefor and circumstances thereof and any action taken or proposed to be taken with respect thereto (including the delivery of a “Notice of Intent to Cure” concurrently with delivery of this Compliance Certificate) on Annex A attached hereto.]

IN WITNESS WHEREOF, the undersigned, in his/her capacity as a Responsible Officer of the Parent, has executed this certificate for and on behalf of the Borrower and has caused this certificate to be delivered this          day of                      .

FREESCALE SEMICONDUCTOR HOLDINGS III, LTD.

By:
Name:
Title:

2

EXHIBIT E-1

[FORM OF]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Third Amended and Restated Credit Agreement dated as of [—], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc. (the “Borrower”), Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor (the “Assignor”):

2.	Assignee (the “Assignee”):

Assignee is an Affiliate of: [Name of Lender]

Assignee is an Approved Fund of: [Name of Lender]

3.	Borrower: Freescale Semiconductor, Inc.

4.	Administrative Agent: Citibank, N.A.

5.	Assigned Interest:

Facility	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[1]
Dollar Revolving Credit Facility	$	$	%
Alternative Currency Revolving Credit Facility	[€][£][$]	[€][£][$]	%
Tranche B-3 Term Loan	$	$	%
Tranche B-4 Term Loan	$	$	%

Effective Date:

1 Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

2

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor

By:
Name:
Title:

[NAME OF ASSIGNEE], as Assignee

By:
Name:
Title:

3

[Consented to and][2] Accepted:

CITIBANK, N.A as Administrative Agent

By:
Name:
Title:

[Consented to]:

[ ], as a Principal L/C Issuer

By:
Name:
Title:[3]

CITIBANK, N.A., as Swing Line Lender

By:
Name:
Title:[4]

2 No consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund.

3 No consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent.

4 Only required for any assignment of any Dollar Revolving Credit Facility.

4

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:[5]

5 No consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a), (f) or (g) of the Credit Agreement has occurred and is continuing, any Assignee.

5

Annex 1

CREDIT AGREEMENT1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, (iii) the financial condition of Parent, Foreign Holdings, Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or (iv) the performance or observance by Parent, Foreign Holdings, Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their obligations under the Credit Agreement.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 10.15 of the Credit Agreement, duly completed and executed by the

1 Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Third Amended and Restated Credit Agreement dated as of [—], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc. (the “Borrower”), Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer.

Assignee; and (b) agrees that (i) it will, independently and without reliance on the Assignor, any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

2

EXHIBIT E-2

[FORM OF]

BORROWER PURCHASE ASSIGNMENT AND ASSUMPTION

This Borrower Purchase Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Third Amended and Restated Credit Agreement dated as of [•], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc. (the “Borrower”), Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor (the “Assignor”):

2.	Assignee (the “Assignee”): Freescale Semiconductor, Inc.

3.	Borrower: Freescale Semiconductor, Inc.

4.	Administrative Agent: Citibank, N.A.

5.	Assigned Interest:

Facility	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[1]

Tranche B-3 Term Loan	$	$	%

Tranche B-4 Term Loan	$	$	%

Effective Date:

1 Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

2

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor

By:
Name:
Title:

FREESCALE SEMICONDUCTOR, INC., as Assignee

By:
Name:
Title:

3

Consented to and Accepted: CITIBANK, N.A as Administrative Agent

By:
Name:
Title:

4

Annex 1

CREDIT AGREEMENT1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, (iii) the financial condition of Parent, Foreign Holdings, Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or (iv) the performance or observance by Parent, Foreign Holdings, Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their obligations under the Credit Agreement.

1.2. Assignee. The Assignee represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest, (iii) no Default or Event of Default has occurred and is continuing as of the effectiveness of this Assignment and Assumption and the consummation of the purchase and assumption of the Assigned Interest contemplated hereby or would result therefrom, (iv) all Term Loans purchased by the Assignee pursuant to this Assignment and Assumption will be automatically canceled on the Effective Date and no longer outstanding for all purposes of the Credit Agreement and the other Loan Documents, (v) the Assignee does not have any MNPI that either has not been disclosed in writing to the Assignor (other than solely due to such Assignor’s election not to receive MNPI) on or prior to the Effective Date hereof or if not disclosed to such Assignor, could reasonably be expected to have a material effect upon, or otherwise be material to, (x) a Lender’s decision to make such assignment or (y) the market price of the Term Loans, in each case except to the extent the Assignor has

1 Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Third Amended and Restated Credit Agreement dated as of [—], 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc. (the “Borrower”), Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings III, Ltd., the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and L/C Issuer.

entered into a customary “big boy” letter with the Assignee, (v) no proceeds of Revolving Loans are being used to fund the purchase and assumption of the Assigned Interest, (vi) after giving effect to the purchase and assumption of the Assigned Interest contemplated hereby, the aggregate principal amount of Term Loans sold and assigned to the Borrower pursuant to Section 10.07(k) of the Credit Agreement does not exceed $500,000,000.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

2

EXHIBIT F

[FORM OF]

GUARANTY

[On file with the Administrative Agent]

EXHIBIT G

[FORM OF]

SECURITY AGREEMENT

[On file with the Administrative Agent]

EXHIBIT H

[Reserved]

EXHIBIT I

[FORM OF]

INTELLECTUAL PROPERTY SECURITY AGREEMENT

[On file with the Administrative Agent]

EXHIBIT J-1

[FORM OF]

SPECIFIED DISCOUNT PREPAYMENT NOTICE

Date: ______, 201_

To: [Citibank, N.A.] [—], as Auction Agent [and Citibank, N.A., as Administrative Agent]

Ladies and Gentlemen:

This Specified Discount Prepayment Notice is delivered to you pursuant to Section 2.05(a)(v)(B) of that certain Third Amended and Restated Credit Agreement, dated as of [—], 2013, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., a Delaware corporation (the “Borrower”), Freescale Semiconductor Holdings V, Inc., a Delaware corporation, Freescale Semiconductor Holdings IV, Ltd., a Bermuda exempted limited liability company, Freescale Semiconductor Holdings III, Ltd., a Bermuda exempted limited liability company, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(v)(B) of the Credit Agreement, the Borrower hereby offers to make a Discounted Term Loan Prepayment to each [Tranche B-3 Term Lender] [Tranche B-4 Term Lender] [Term Lender] of the [Tranche B-3 Loans] [Tranche B-4 Loans] [Term Loans] on the following terms:

1. This Borrower Offer of Specified Discount Prepayment is available [only to each [Tranche B-3 Term Lender] [Tranche B-4 Term Lender]] [to each Term Lender].

2. The aggregate principal amount offered to be prepaid pursuant to this Specified Discount Prepayment Notice is $[—] of [Tranche B-3 Term Loans] [Tranche B-4 Term Loans] [and $[—] of Tranche B-4 Term Loans] (the “Specified Discount Prepayment Amount”).14

3. The percentage discount to par value at which such Discounted Term Loan Prepayment will be made is [—]% in respect of the [Tranche B-3 Term Loans] [Tranche B-4 Term Loans] [and [—]% in respect of the Tranche B-4 Term Loans] (the “Specified Discount”).

4. The Type [and Interest Period] of Term Loans to be prepaid is [Base Rate Loans] [Eurodollar Rate Loans with an Interest Period of [—] months].

[14]	Minimum of $10,000,000 and whole increments of $1,000,000 in excess thereof.

To accept this offer, you are required to submit to the Auction Agent a Specified Discount Prepayment Response on or before 5:00 p.m. New York time on the date that is three (3) Business Days following the date of delivery of this notice pursuant to Section 2.05(a)(v)(B) of the Credit Agreement.

The Borrower hereby represents and warrants to the Auction Agent, the Administrative Agent and the [Tranche B-3 Term Lenders] [Tranche B-4 Term Lenders] [Term Lenders] as follows:

1. No Default or Event of Default has occurred and is continuing at the time of this Specified Discount Prepayment Notice or at the time of the Discounted Term Loan Prepayment contemplated hereby or would result from either of the foregoing.

2. The Borrower has no MNPI that either has not been disclosed in writing to the Administrative Agent and the Lenders or, if not so disclosed, could reasonably be expected to have a material effect upon, or otherwise be material to, (A) a Lender’s decision to participate in any such Discounted Term Loan Prepayment or (B) the market price of the Term Loans, in each case except to the extent that the relevant Lenders have entered into customary “big boy” letters with the Borrower.

3. The Borrower will not make a Borrowing of Revolving Credit Loans to fund the Discounted Term Loan Prepayment contemplated hereby.

4. [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date.] [At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender], provided, further, that any Term Loan that is prepaid will be automatically and irrevocably canceled.

The Borrower acknowledges that the Auction Agent, the Administrative Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with their decision whether or not to accept the offer set forth in this Specified Discount Prepayment Notice and the acceptance of any prepayment made in connection with this Specified Discount Prepayment Notice.

The Borrower requests that Auction Agent promptly notify each of the relevant Term Lenders party to the Credit Agreement of this Specified Discount Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Prepayment Notice as of the date first above written.

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:

Enclosure: Form of Specified Discount Prepayment Response

5

EXHIBIT J-2

[FORM OF]

SPECIFIED DISCOUNT PREPAYMENT RESPONSE

Date: ______, 201_

To: [Citibank, N.A.] [—], as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) that certain Third Amended and Restated Credit Agreement, dated as of
[—], 2013, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., a Delaware corporation (the “Borrower”), Freescale Semiconductor Holdings V, Inc., a Delaware corporation, Freescale Semiconductor Holdings IV, Ltd., a Bermuda exempted limited liability company, Freescale Semiconductor Holdings III, Ltd., a Bermuda exempted limited liability company, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto and (b) that certain Specified Discount Prepayment Notice, dated ______, 201_, from the Borrower (the “Specified Discount Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Specified Discount Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

The undersigned Term Lender hereby gives you irrevocable notice, pursuant to Section 2.05(a)(v)(B) of the Credit Agreement, that it is willing to accept a prepayment of the following Class[es] of Term Loans held by such Term Lender at the Specified Discount in an aggregate outstanding amount as follows:

[Tranche B-3 Term Loans - $[—]]

[Tranche B-4 Term Loans - $[—]]

The undersigned Term Lender hereby expressly consents and agrees to a prepayment of its [Tranche B-3 Term Loans] [Tranche B-4 Term Loans] pursuant to Section 2.05(a)(v)(B) of the Credit Agreement at a price equal to the [applicable] Specified Discount in the aggregate outstanding amount not to exceed the amount set forth above, as such amount may be reduced in accordance with the Specified Discount Proration, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Prepayment Response as of the date first above written.

[                    ]

By:
Name:
Title:

By:
Name:
Title:

7

EXHIBIT J-3

[FORM OF]

DISCOUNT RANGE PREPAYMENT NOTICE

Date: ______, 201_

To: [Citibank, N.A.] [—], as Auction Agent [and Citibank, N.A., as Administrative Agent]

Ladies and Gentlemen:

This Discount Range Prepayment Notice is delivered to you pursuant to Section 2.05(a)(v)(C) of that certain Third Amended and Restated Credit Agreement, dated as of [—], 2013, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., a Delaware corporation (the “Borrower”), Freescale Semiconductor Holdings V, Inc., a Delaware corporation, Freescale Semiconductor Holdings IV, Ltd., a Bermuda exempted limited liability company, Freescale Semiconductor Holdings III, Ltd., a Bermuda exempted limited liability company, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(v)(C) of the Credit Agreement, the Borrower hereby requests that each [Tranche B-3 Term Lender] [Tranche B-4 Term Lender] [Term Lender] submit a Discount Range Prepayment Offer for the [Tranche B-3 Loans] [Tranche B-4 Loans] [Term Loans]. Any Discounted Term Loan Prepayment made in connection with this solicitation shall be subject to the following terms:

1. This Borrower Solicitation of Discount Range Prepayment Offers is available [only to each [Tranche B-3 Term Lender] [Tranche B-4 Term Lender]] [to each Term Lender].

2. The maximum aggregate principal amount of the Term Loans subject to the Discounted Term Loan Prepayment that will be made in connection with this solicitation is $[—] of [Tranche B-3 Term Loans] [Tranche B-4 Term Loans] [and $[—] of Tranche B-4 Term Loans] (the “Discount Range Prepayment Amount”).15

3. The Borrower is willing to make Discounted Term Loan Prepayments at a percentage discount to par value greater than or equal to [—]% but less than or equal to [—]% in respect of the [Tranche B-3 Term Loans] [Tranche B-4 Term Loans] [and greater than or equal to [—]% but less than or equal to [—]% in respect of the Tranche B-4 Term Loans] (the “Discount Range”).

[15]	Minimum of $10,000,000 and whole increments of $1,000,000 in excess thereof.

4. The Type [and Interest Period] of Term Loans to be prepaid that the Borrower is willing to prepay is [Base Rate Loans] [Eurodollar Rate Loans with an Interest Period of [—] months].

To make an offer in connection with this solicitation, you are required to deliver to the Auction Agent a Discount Range Prepayment Offer on or before 5:00 p.m. New York time on the date that is three (3) Business Days following the dated delivery of the notice pursuant to Section 2.05(a)(v)(C) of the Credit Agreement.

The Borrower hereby represents and warrants to the Auction Agent, the Administrative Agent and the [Tranche B-3 Term Lenders] [Tranche B-4 Term Lenders] [Term Lenders] as follows:

1. No Default or Event of Default has occurred and is continuing at the time of this Discount Range Prepayment Notice or at the time of the Discounted Term Loan Prepayment contemplated hereby or would result from either of the foregoing.

2. The Borrower has no MNPI that either has not been disclosed in writing to the Administrative Agent and the Lenders or, if not so disclosed, could reasonably be expected to have a material effect upon, or otherwise be material to, (A) a Lender’s decision to participate in any such Discounted Term Loan Prepayment or (B) the market price of the Term Loans, in each case except to the extent that the relevant Lenders have entered into customary “big boy” letters with the Borrower.

3. The Borrower will not make a Borrowing of Revolving Credit Loans to fund the Discounted Term Loan Prepayment contemplated hereby.

4. [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date.] [At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender], provided, further, that any Term Loan that is prepaid will be automatically and irrevocably canceled.

The Borrower acknowledges that the Auction Agent, the Administrative Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with any Discount Range Prepayment Offer made in response to this Discount Range Prepayment Notice and the acceptance of any prepayment made in connection with this Discount Range Prepayment Notice.

9

The Borrower requests that Auction Agent promptly notify each of the relevant Term Lenders party to the Credit Agreement of this Discount Range Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

10

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Notice as of the date first above written.

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:

Enclosure: Form of Discount Range Prepayment Offer

11

EXHIBIT J-4

[FORM OF]

DISCOUNT RANGE PREPAYMENT OFFER

Date: ______, 201_

To: [Citibank, N.A.] [—], as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) that certain Third Amended and Restated Credit Agreement, dated as of
[—], 2013, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., a Delaware corporation (the “Borrower”), Freescale Semiconductor Holdings V, Inc., a Delaware corporation, Freescale Semiconductor Holdings IV, Ltd., a Bermuda exempted limited liability company, Freescale Semiconductor Holdings III, Ltd., a Bermuda exempted limited liability company, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto and (b) that certain Discount Range Prepayment Notice, dated ______, 201_, from the Borrower (the “Discount Range Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Discount Range Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

The undersigned Term Lender hereby gives you irrevocable notice, pursuant to Section 2.05(a)(v)(C) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1. This Discount Range Prepayment Offer is available only for prepayment on the [Tranche B-3 Term Loans] [and Tranche B-4 Term Loans] held by the undersigned.

2. The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [—]% in respect of the [Tranche B-3 Term Loans] [Tranche B-4 Term Loans] [and [—]% in respect of the Tranche B-4 Term Loans] (the “Submitted Discount”).

3. The maximum aggregate principal amount of the Term Loans that may be prepaid pursuant to the Discounted Term Loan Prepayment contemplated hereby (the “Submitted Amount”) is:

[Tranche B-3 Term Loans - $[—]]

[Tranche B-4 Term Loans - $[—]]

The undersigned Term Lender hereby expressly consents and agrees to a prepayment of its Term Loans indicated above pursuant to Section 2.05(a)(v)(C) of the Credit Agreement at a price equal to the Applicable Discount and in an aggregate outstanding amount not to exceed the Submitted Amount, as such amount may be reduced in accordance with the Discount Range Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

13

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Offer as of the date first above written.

[                    ]

By:
Name:
Title:

By:
Name:
Title:

14

EXHIBIT J-5

[FORM OF]

SOLICITED DISCOUNTED PREPAYMENT NOTICE

Date: ______, 201_

To: [Citibank, N.A.] [—], as Auction Agent [and Citibank, N.A., as Administrative Agent]

Ladies and Gentlemen:

This Solicited Discounted Prepayment Notice is delivered to you pursuant to Section 2.05(a)(v)(D) of that certain Third Amended and Restated Credit Agreement, dated as of [—], 2013, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., a Delaware corporation (the “Borrower”), Freescale Semiconductor Holdings V, Inc., a Delaware corporation, Freescale Semiconductor Holdings IV, Ltd., a Bermuda exempted limited liability company, Freescale Semiconductor Holdings III, Ltd., a Bermuda exempted limited liability company, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(v)(D) of the Credit Agreement, the Borrower hereby requests that each [Tranche B-3 Term Lender] [Tranche B-4 Term Lender] [Term Lender] submit a Solicited Discounted Prepayment Offer for the [Tranche B-3 Loans] [Tranche B-4 Loans] [Term Loans]. Any Discounted Term Loan Prepayment made in connection with this solicitation shall be subject to the following terms:

1. This Borrower Solicitation of Discounted Prepayment Offers is available [only to each [Tranche B-3 Term Lender] [Tranche B-4 Term Lender]] [to each Term Lender].

2. The maximum aggregate principal amount of the Term Loans subject to the Discounted Term Loan Prepayment that will be made in connection with this solicitation is (the “Solicited Discounted Prepayment Amount”):16

[Tranche B-3 Term Loans - $[—]]

[Tranche B-4 Term Loans - $[—]]

3. The Type [and Interest Period] of Term Loans to be prepaid is [Base Rate Loans] [Eurodollar Rate Loans with an interest period of [—] months].

[16]	Minimum of $10,000,000 and whole increments of $1,000,000 in excess thereof.

To make an offer in connection with this solicitation, you are required to deliver to the Auction Agent a Solicited Discounted Prepayment Offer on or before 5:00 p.m. New York time on the date that is three (3) Business Days following delivery of this notice pursuant to Section 2.05(a)(v)(D) of the Credit Agreement.

1. No Default or Event of Default has occurred and is continuing at the time of this Solicited Discounted Prepayment Notice or at the time of the Discounted Term Loan Prepayment contemplated hereby or would result from either of the foregoing.

2. The Borrower has no MNPI that either has not been disclosed in writing to the Administrative Agent and the Lenders or, if not so disclosed, could reasonably be expected to have a material effect upon, or otherwise be material to, (A) a Lender’s decision to participate in any such Discounted Term Loan Prepayment or (B) the market price of the Term Loans, in each case except to the extent that the relevant Lenders have entered into customary “big boy” letters with the Borrower.

3. The Borrower will not make a Borrowing of Revolving Credit Loans to fund the Discounted Term Loan Prepayment contemplated hereby.

4. [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date.] [At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender], provided, further, that any Term Loan that is prepaid will be automatically and irrevocably canceled.

The Borrower acknowledges that the Auction Agent, the Administrative Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with their decision whether or not to accept the offer set forth in this Solicited Discounted Prepayment Notice and the acceptance of any prepayment made in connection with this Solicited Discounted Prepayment Notice.

The Borrower requests that Auction Agent promptly notify each of the relevant Term Lenders party to the Credit Agreement of this Solicited Discounted Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

16

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment Notice as of the date first above written.

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:

Enclosure: Form of Solicited Discounted Prepayment Offer

17

EXHIBIT J-6

[FORM OF]

SOLICITED DISCOUNTED PREPAYMENT OFFER

Date: ______, 201_

To: [Citibank, N.A.] [—], as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) that certain Third Amended and Restated Credit Agreement, dated as of
[—], 2013, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., a Delaware corporation (the “Borrower”), Freescale Semiconductor Holdings V, Inc., a Delaware corporation, Freescale Semiconductor Holdings IV, Ltd., a Bermuda exempted limited liability company, Freescale Semiconductor Holdings III, Ltd., a Bermuda exempted limited liability company, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto and (b) that certain Solicited Discounted Prepayment Notice, dated ______, 201_, from the Borrower (the “Solicited Discounted Prepayment Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Solicited Discounted Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

To accept the offer set forth herein, you must submit an Acceptance and Prepayment Notice on or before the third Business Day following your receipt of this notice.

The undersigned Term Lender hereby gives you irrevocable notice, pursuant to Section 2.05(a)(v)(D) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1. This Solicited Discounted Prepayment Offer is available only for prepayment of the [Tranche B-3 Term Loans] [Tranche B-4 Term Loans] held by the undersigned.

2. The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [—]% in respect of the [Tranche B-3 Term Loans] [and [—]% in respect of the Tranche B-4 Term Loans] (the “Offered Discount”).

3. The maximum aggregate principal amount of the Term Loans that may be prepaid pursuant to the Discounted Term Loan Prepayment contemplated hereby (the “Offered Amount”) is:

[Tranche B-3 Term Loans - $[—]]

[Tranche B-3 Term Loans - $[—]]

The undersigned Term Lender hereby expressly consents and agrees to a prepayment of its [Tranche B-3 Term Loans] [and] [Tranche B-4 Term Loans] pursuant to Section 2.05(a)(v)(D) of the Credit Agreement at a price equal to the Acceptable Discount and in an aggregate outstanding amount not to exceed such Lender’s Offered Amount as such amount may be reduced in accordance with the Solicited Discount Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

19

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment Offer as of the date first above written.

[                    ]

By:
Name:
Title:

By:
Name:
Title:

20

EXHIBIT J-7

[FORM OF]

ACCEPTANCE AND PREPAYMENT NOTICE

Date: ______, 201_

To: [Citibank, N.A.] [—], as Auction Agent

Ladies and Gentlemen:

This Acceptance and Prepayment Notice is delivered to you pursuant to Section 2.05(a)(v)(D) of that certain Third Amended and Restated Credit Agreement, dated as of [—], 2013, (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., a Delaware corporation (the “Borrower”), Freescale Semiconductor Holdings V, Inc., a Delaware corporation, Freescale Semiconductor Holdings IV, Ltd., a Bermuda exempted limited liability company, Freescale Semiconductor Holdings III, Ltd., a Bermuda exempted limited liability company, Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(v)(D) of the Credit Agreement, the Borrower hereby irrevocably notifies you that it accepts Solicited Discounted Prepayment Offers delivered in response to the Solicited Discounted Prepayment Notice having an Offered Discount equal to or greater than [—]% in respect of the [Tranche B-3 Term Loans] [Tranche B-4 Term Loans] [and [—]% in respect of the Tranche B-4 Term Loans] (the “Acceptable Discount”) in an aggregate principal amount not to exceed the Solicited Discounted Prepayment Amount.

The Borrower expressly agrees that this Acceptance and Prepayment Notice shall be irrevocable and is subject to the provisions of Section 2.05(a)(v)(D) of the Credit Agreement.

The Borrower hereby represents and warrants to the Auction Agent, the Administrative Agent and the [Tranche B-3 Term Lenders] [Tranche B-4 Term Lenders] [Term Lenders] as follows:

1. No Default or Event of Default has occurred and is continuing at the time of this Acceptance and Prepayment Notice or at the time of the Discounted Term Loan Prepayment contemplated hereby or would result from either of the foregoing.

2. The Borrower has no MNPI that either has not been disclosed in writing to the Administrative Agent and the Lenders or, if not so disclosed, could reasonably be expected to have a material effect upon, or otherwise be material to, (A) a Lender’s decision to participate in any such Discounted Term Loan Prepayment or (B) the market price of the Term Loans, in each case except to the extent that the relevant Lenders have entered into customary “big boy” letters with the Borrower.

3. The Borrower will not make a Borrowing of Revolving Credit Loans to fund the Discounted Term Loan Prepayment contemplated hereby.

4. [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date.] [At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender], provided, further, that any Term Loan that is prepaid will be automatically and irrevocably canceled.

The Borrower acknowledges that the Auction Agent, the Administrative Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with the acceptance of any prepayment made in connection with a Solicited Discounted Prepayment Offer.

The Borrower requests that the Auction Agent promptly notify each of the relevant Term Lenders party to the Credit Agreement of this Acceptance and Prepayment Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

22

IN WITNESS WHEREOF, the undersigned has executed this Acceptance and Prepayment Notice as of the date first above written.

FREESCALE SEMICONDUCTOR, INC.

By:
Name:
Title:

EXHIBIT K-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of [—] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor IV, Ltd., Freescale Semiconductor Holdings III, Ltd., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) Collateral Agent, Swing Line Lender and L/C Issuer and each Lender from time to time party thereto.

Pursuant to the provisions of Section 10.15 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name: Title:

Date:_______________ __, 20[ ]

EXHIBIT K-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of [—] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor IV, Ltd., Freescale Semiconductor Holdings III, Ltd., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) Collateral Agent, Swing Line Lender and L/C Issuer and each Lender from time to time party thereto.

Pursuant to the provisions of Section 10.15 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code].

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name: Title:

Date:_______________ __, 20[ ]

EXHIBIT K-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of [—] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor IV, Ltd., Freescale Semiconductor Holdings III, Ltd., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) Collateral Agent, Swing Line Lender and L/C Issuer and each Lender from time to time party thereto.

Pursuant to the provisions of Section 10.15 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name: Title:

Date:_______________ __, 20[  ]

EXHIBIT K-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of [—] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Freescale Semiconductor, Inc., Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor IV, Ltd., Freescale Semiconductor Holdings III, Ltd., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) Collateral Agent, Swing Line Lender and L/C Issuer and each Lender from time to time party thereto.

Pursuant to the provisions of Section 10.15 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name: Title:

Date:_______________ __, 20[   ]